UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-22027

                                         FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                     Wilmington, DE19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

JW Fund Management LLC

100 Springdale Rd., Suite A3-416

                                     Cherry Hill, NJ 08003

(Name and address of agent for service)

Registrant’s telephone number, including area code: 856-528-3500

Date of fiscal year end: April 30

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Dear Fund Shareholder,

The DuPont Capital Emerging Markets Fund (the “Fund”) rose 46.50%, net of fees, for the twelve-month period ending April 30, 2021. The MSCI Emerging Markets Net Dividend Index rose 48.71% over the trailing twelve-months ending April 30, 2021.

Emerging market equities rose sharply from the depth of the COVID-19 induced global equity market downdraft. Global central banks injected large amounts of financial liquidity and governments around the world allowed fiscal deficits to widen. This timely combination of easy fiscal and monetary policy provided the necessary support for a global economic recovery. While many countries are still struggling to overcome the coronavirus, global economic activity is well on its way to a full recovery.

Emerging market equities outperformed developed markets during this period of strong global equity market returns, which is not unexpected given the riskier nature of emerging markets. The technology and materials sectors led the market rise. A combination of strong demand and prior years underinvestment have caused shortages in key industries such as semiconductors, copper and iron ore. Companies in these supply-short industries experienced strong profitability, which has driven their stock prices higher. Defensive sectors such as consumer staples and utilities rose but lagged the market advance as investors switched to sectors and industries geared toward an economic recovery. Sector composition had a big influence on country returns. Countries with a high exposure to semiconductors such as South Korea and Taiwan rose sharply. Argentina, Egypt, Peru and Turkey fell for country specific reasons either political or COVID-19 related.

The Fund’s performance relative to the benchmark was positively impacted by stock selection in South Korea and Taiwan, which was offset by unfavorable stock selection within China. Positions in a South Korean automobile manufacturer and energy company added the most to relative performance within that country. Stock selection within Taiwan was positively impacted by an over allocation and stock selection within semiconductors. The underperformance within China was broad based and due, we believe, to excess liquidity injected into the local market early in the year. This excess liquidity caused a surge in risk seeking behavior and movement of funds to highly speculative investments, which the Fund has an under allocation. The Chinese central bank began reducing excess liquidity in the system early in 2021, which has caused a reversal in underlying investment trends and an improvement in the relative investment performance for the Fund as of the date of this letter.

1

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

Investment Environment and Outlook

A big tailwind for emerging market equites and financial markets globally has been the excess liquidity provided by global central banks. This excess liquidity has brought down funding rates, increased credit availability and encouraged risk seeking behavior. At the same time, the pandemic has caused dramatic shifts in consumer and business consumption and investment. These shifts have impacted both the supply and demand for goods in a way that is dramatically different than prior economic downturns. A typical economic downturn reveals economic surpluses in a variety of industries that provides a reservoir of economic resources, which has historically allowed economic growth to resume without inflation. This pandemic driven downturn has not created broad surpluses, in fact supply disruptions have created shortages in a variety of industries from copper to semiconductors. Inflation appears to be picking up as economic growth resumes. Within emerging markets, 23 of the 27 countries we follow have reported rising inflation over the past three months and a few central banks have increased short-term interest rates.

We believe the potential for reduced central bank liquidity has consequences for investment styles. Unprofitable companies and those with weak business plans have been bid-up by investors looking for the next internet or electric automotive giant. Investors will need to challenge their assumptions as liquidity recedes and funding becomes more costly. Fortunately, by our estimation there are many companies within the emerging market universe that trade at reasonable valuations, have strong financial positions and reasonable growth prospects. Many of these companies will benefit as investors shift to beneficiaries of economic normalization and away from companies that were driven by excess liquidity. Our portfolio is intended to be geared to companies with better profitability than the benchmark, a strong financial profile, with better cash flow generation and similar long-term growth rates. We believe these types of companies are poised to outperform over the next few years.

We appreciate your investment in the Fund and look forward to communicating with you in the future.

DuPont Capital Management Corporation

This letter is intended to assist shareholders in understanding how the Fund performed over the past twelve-months from April 30, 2020 through April 30, 2021 and reflects the views of the investment adviser at the time of this writing. These views may change and do not guarantee future performance of the Fund or the markets.

2

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2021

(Unaudited)

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency valuations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.

Foreign securities are subject to political, social, and economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

3

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $1,000,000 (investment minimum) Investment in the

DuPont Capital Emerging Markets Fund

Class I Shares vs MSCI Emerging Markets Net Dividend Index

Average Annual Total Returns for the Years Ended April 30, 2021
	1 Year	3 Year	5 Year	10 Year
Class I Shares	46.50%	3.57%	10.54%	1.07%
MSCI Emerging Markets Net
Dividend Index	48.71%	7.50%	12.49%	3.59%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-0014.

As stated in the current prospectus dated September 1, 2020, the Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 2.37% and 1.28%, respectively of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. DuPont Capital Management Corporation (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” interest, extraordinary items, and brokerage commissions do not exceed 1.27% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2021, unless the Board of

4

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Report

Performance Data (Concluded)

April 30, 2021

(Unaudited)

Trustees (“Board of Trustees”) of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI Emerging Markets Net Dividend Index. This index is a free float-adjusted market capitalization index and is designed to measure equity market performance of emerging markets. This index is net total return which reinvests dividends after the deduction of withholding taxes. The returns for this index do not include any transaction costs, management fees or other costs. It is impossible to invest directly in an index.

5

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Expense Disclosure

April 30, 2021

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2020 through April 30, 2021 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Expense Disclosure (Concluded)

April 30, 2021

(Unaudited)

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*
Class I
Actual	$1,000.00	$1,248.30	$7.08
Hypothetical (5% return before expenses)	1,000.00	1,018.50	6.36

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2021 of 1.27% for Class I Shares of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual total return for the six-month period ended April 30, 2021 for the Fund of 24.83%.

7

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio Holdings Summary Table

April 30, 2021

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Banks	13.4%	$2,791,074
Internet & Direct Marketing Retail	11.1	2,303,625
Semiconductors & Semiconductor Equipment	9.4	1,968,802
Interactive Media & Services	6.9	1,434,926
Technology Hardware, Storage & Peripherals	6.8	1,423,878
Pharmaceuticals	4.1	856,648
IT Services	3.7	762,672
Oil, Gas & Consumable Fuels	3.5	742,158
Insurance	3.1	637,391
Specialty Retail	2.6	545,261
Automobiles	2.5	518,726
Metals & Mining	2.3	475,306
Machinery	2.2	451,125
Media	2.1	446,051
Food Products	2.1	440,181
Electronic Equipment, Instruments & Components	2.0	420,001
Construction & Engineering	1.7	344,199
Health Care Providers & Services	1.6	342,054
Building Products	1.6	324,488
Food & Staples Retailing	1.5	301,761
Real Estate Management & Development	1.4	296,654
Auto Components	1.4	285,835
Household Durables	1.1	232,226
Diversified Consumer Services	1.0	211,072
Chemicals	0.8	168,735
Household Products	0.7	145,764
Professional Services	0.5	109,035
Entertainment	0.5	100,201
Wireless Telecommunication Services	0.5	96,512
Electrical Equipment	0.4	88,670
Biotechnology	0.3	71,229
Consumer Finance	0.3	68,984
Hotels, Restaurants & Leisure	0.3	62,132
PREFERRED STOCKS:
Oil, Gas & Consumable Fuels	1.2	241,942
Banks	1.0	217,197
Beverages	0.6	134,013
Airlines	0.6	122,965
Exchange Traded Fund	2.9	596,749
Other Assets in Excess of Liabilities	0.3	65,321

NET ASSETS	100.0%	$20,845,563

The accompanying notes are an integral part of the financial statements.

8

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments

April 30, 2021

	Number of Shares	Value

COMMON STOCKS — 93.4%
Brazil — 4.3%
Boa Vista Servicos SA	43,873	$109,035
Hypera SA*	28,200	179,052
Petrobras Distribuidora SA	51,100	210,720
Vale SA	14,300	288,814
YDUQS Participacoes SA	18,800	101,890

		889,511

China — 35.0%
Alibaba Group Holding, Ltd., SP ADR*	6,231	1,439,049
Autohome, Inc., ADR	1,778	164,874
China Construction Bank Corp., Class H	534,000	421,508
China Lesso Group Holdings, Ltd.	129,000	324,488
China Oriental Group Co., Ltd.	552,000	186,492
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A	32,000	123,442
Chinasoft International, Ltd.*	380,000	425,629
Dali Foods Group Co., Ltd.(a)	538,500	320,282
Dongfang Electric Corp., Ltd., Class H	105,900	88,670
Dongfeng Motor Group Co., Ltd., Class H	212,000	184,249
Fu Shou Yuan International Group, Ltd.	101,000	109,182
Haier Smart Home Co., Ltd., Class H*	54,000	232,226
Haitian International Holdings, Ltd.	57,001	231,914

	Number of Shares	Value

COMMON STOCKS — (Continued)
China — (Continued)
Industrial & Commercial Bank of China, Ltd., Class H	301,000	$195,316
LexinFintech Holdings, Ltd., ADR*	7,589	68,984
Livzon Pharmaceutical Group, Inc., Class H	47,670	222,524
Lonking Holdings, Ltd.	517,000	219,211
PICC Property & Casualty Co., Ltd., Class H	197,000	192,861
Ping An Insurance Group Co. of China, Ltd., Class H	32,000	348,873
Shimao Group Holdings, Ltd.	102,700	296,654
Sinopec Engineering Group Co., Ltd., Class H	557,600	344,199
Sinopharm Group Co., Ltd., Class H	110,900	342,054
Tencent Holdings, Ltd.	10,100	805,698

		7,288,379

Greece — 1.0%
JUMBO SA	10,686	199,634

India — 6.0%
Biocon, Ltd.*	13,914	71,229
HCL Technologies, Ltd.	27,817	337,043
ICICI Bank, Ltd., SP ADR*	16,197	264,011
Just Dial, Ltd.*	23,824	281,452
Reliance Industries, Ltd., SP GDR(a)	5,650	305,665

		1,259,400

The accompanying notes are an integral part of the financial statements.

9

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Continued)

April 30, 2021

	Number of Shares	Value

COMMON STOCKS — (Continued)
Indonesia — 1.9%
Bank Rakyat Indonesia Persero Tbk PT	617,684	$172,850
Media Nusantara Citra Tbk PT*	3,460,534	234,507

		407,357

Kazakhstan — 1.2%
Halyk Savings Bank of Kazakhstan JSC, GDR	16,986	243,345

Malaysia — 0.6%
Bermaz Auto Bhd	373,400	134,907

Mexico — 1.2%
Gruma SAB de CV, Class B	9,430	102,707
Kimberly-Clark de Mexico SAB de CV, Class A	84,100	145,764

		248,471

Russia — 3.4%
Ros Agro PLC, GDR	1,456	17,192
Sberbank of Russia PJSC, SP ADR	27,637	435,096
Tatneft PJSC, SP ADR	6,213	249,524

		701,812

Saudi Arabia — 0.6%
Saudi British Bank (The)	15,819	129,709

South Africa — 10.2%
Absa Group, Ltd.*	21,913	184,762
Aspen Pharmacare Holdings, Ltd.*	21,100	234,811
Bid Corp., Ltd.*	15,306	301,761
MultiChoice Group, Ltd.	24,581	211,544
Naspers, Ltd., N Shares	3,799	864,576
Old Mutual, Ltd.	109,894	95,657

	Number of Shares	Value

COMMON STOCKS — (Continued)
South Africa — (Continued)
Sasol, Ltd.*	10,030	$168,735
Tsogo Sun Gaming, Ltd.*	138,625	62,132

		2,123,978

South Korea — 12.8%
AfreecaTV Co., Ltd.	2,286	182,902
DongKook Pharmaceutical Co., Ltd.	3,807	96,819
Hyundai Mobis Co., Ltd.	1,181	285,835
Hyundai Motor Co.	1,759	334,477
Samsung Electronics Co., Ltd.	17,379	1,266,677
Shinhan Financial Group Co., Ltd.	9,051	325,252
SK Innovation Co., Ltd.*	773	186,969

		2,678,931

Taiwan — 13.5%
CTBC Financial Holding Co., Ltd.	337,918	275,012
Hon Hai Precision Industry Co., Ltd.	102,164	420,001
Micro-Star International Co., Ltd.	24,000	157,201
Novatek Microelectronics Corp.	16,692	368,271
Taiwan Semiconductor Manufacturing Co., Ltd.	76,000	1,600,531

		2,821,016

Thailand — 1.2%
Kasikornbank PCL, NVDR	34,071	144,213
Major Cineplex Group PCL*	162,500	100,201

		244,414

The accompanying notes are an integral part of the financial statements.

10

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Concluded)

April 30, 2021

	Number of Shares	Value

COMMON STOCKS — (Continued)
Turkey — 0.5%
Turkcell Iletisim Hizmetleri AS	53,841	$96,512

TOTAL COMMON STOCKS (Cost $13,155,345)		19,467,376

PREFERRED STOCKS — 3.4%
Brazil — 2.8%
Azul SA*	17,300	122,965
Banco Bradesco SA*	49,510	217,197
Petroleo Brasileiro SA	55,500	241,942

		582,104

Chile — 0.6%
Embotelladora Andina SA, Class B	56,193	134,013

TOTAL PREFERRED STOCKS (Cost $721,642)		716,117

EXCHANGE TRADED FUND — 2.9%
iShares MSCI Emerging Market Index Fund	11,055	596,749

TOTAL EXCHANGE TRADED FUND (Cost $533,850)		596,749

Value

TOTAL INVESTMENTS - 99.7% (Cost $14,410,837)	$20,780,242
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	65,321

NET ASSETS - 100.0%	$20,845,563

*	Non-income producing.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2021, these securities amounted to $625,947 or 3.00% of net assets.

These securities have been determined by the Adviser to be liquid securities.

Portfolio holdings are subject to change at any time.

ADR	American Depository Receipt
GDR	Global Depository Receipt
JSC	Joint Stock Company
NVDR	Non-voting Depository Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company
PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt
SP GDR	Sponsored Global Depository Receipt

The accompanying notes are an integral part of the financial statements.

11

DUPONT CAPITAL EMERGING MARKETS FUND

Statement of Assets and Liabilities

April 30, 2021

Assets
Investments, at value (Cost $14,410,837)	$20,780,242
Cash and cash equivalents	48,372
Foreign currency (Cost $8,259)	8,141
Dividends and interest receivable	70,987
Receivable from Investment Adviser	23,848
Receivable for investments sold	2,446
Prepaid expenses and other assets	13,437

Total assets	20,947,473

Liabilities
Payable for audit fees	41,043
Payable for administration and accounting fees	31,291
Payable for custodian fees	15,002
Payable for transfer agent fees	6,796
Payable for shareholder reporting fees	6,074
Payable for Trustees’ and Officers’ fees	1,000
Accrued expenses	704

Total liabilities	101,910

Net Assets	$20,845,563

Net Assets consisted of:
Capital stock, $0.01 par value	$21,178
Paid-in capital	99,807,320
Total distributable loss	(78,982,935)

Net Assets	$20,845,563

Class I:
Net asset value, offering and redemption price per share ($20,845,563 / 2,117,813 shares)	$9.84

The accompanying notes are an integral part of the financial statements.

12

DUPONT CAPITAL EMERGING MARKETS FUND

Statement of Operations

For the Year Ended April 30, 2021

Investment income
Dividends	$764,473
Less: foreign taxes withheld	(86,653)

Total investment income	677,820

Expenses
Advisory fees (Note 2)	265,585
Administration and accounting fees (Note 2)	112,584
Audit fees	50,109
Legal fees	48,092
Trustees’ and officers’ fees	44,454
Custodian fees (Note 2)	35,404
Registration and filing fees	34,601
Transfer agent fees (Note 2)	29,485
Shareholder reporting fees	10,985
Other expenses	22,642

Total expenses before waivers and reimbursements	653,941

Less: waivers and reimbursements (Note 2)	(332,566)

Net expenses after waivers and reimbursements	321,375

Net investment income	356,445

Net realized and unrealized gain/(loss) from investments
Net realized gain from investments(a)	1,999,762
Net realized loss from foreign currency transactions	(24,408)
Net change in unrealized appreciation from investments	7,393,757
Net change in unrealized appreciation from foreign currency translations	316

Net realized and unrealized gain from investments	9,369,427

Net increase in net assets resulting from operations	$9,725,872

(a)	Net realized gain from investments was net of foreign capital gains tax withheld of $18.

The accompanying notes are an integral part of the financial statements.

13

DUPONT CAPITAL EMERGING MARKETS FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Increase/(decrease) in net assets from operations:
Net investment income	$356,445	$459,932
Net realized gain/(loss) from investments and foreign currency transactions	1,975,354	(374,699)
Net change in unrealized appreciation/(depreciation) from investments and foreign currency translations	7,394,073	(5,631,954)

Net increase/(decrease) in net assets resulting from operations	9,725,872	(5,546,721)

Less dividends and distributions to shareholders from:
Total distributable earnings	(1,011,123)	(485,243)

Decrease in net assets from dividends and distributions to shareholders	(1,011,123)	(485,243)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(9,461,247)	2,162,193

Total decrease in net assets	(746,498)	(3,869,771)

Net assets
Beginning of year	21,592,061	25,461,832

End of year	$20,845,563	$21,592,061

The accompanying notes are an integral part of the financial statements.

14

DUPONT CAPITAL EMERGING MARKETS FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$6.97	$8.85	$9.55	$7.97	$6.64

Net investment income(1)	0.12	0.15	0.18	0.14	0.11
Net realized and unrealized gain/(loss) on investments	3.09	(1.88)	(0.72)	1.59	1.32

Net increase/(decrease) in net assets resulting from operations	3.21	(1.73)	(0.54)	1.73	1.43

Dividends and distributions to shareholders from:
Net investment income	(0.34)	(0.15)	(0.16)	(0.15)	(0.10)

Net asset value, end of year	$9.84	$6.97	$8.85	$9.55	$7.97

Total investment return(2)	46.50%	(19.80)%	(5.46)%	21.82%	21.77%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$20,846	$21,592	$25,462	$29,004	$30,816
Ratio of expenses to average net assets	1.27%	1.27%	1.27%	1.27%	1.39%
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	2.59%	2.36%	2.37%	2.17%	2.06%
Ratio of net investment income to average net assets	1.41%	1.86%	2.05%	1.52%	1.51%
Portfolio turnover rate	42%	53%	35%	65%	28%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(3)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

15

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements

April 30, 2021

1. Organization and Significant Accounting Policies

The DuPont Capital Emerging Markets Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on December 6, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund is authorized to issue and offer Class I Shares.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities listed on any national exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward exchange contracts are valued at the forward rate. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the

16

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2021

security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 — quoted prices in active markets for identical securities;

● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, the Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

17

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2021

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Fund’s investments carried at fair value:

Assets	Total Value at 04/30/21	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Brazil	$889,511	$889,511	$—	$—
China	7,288,379	1,993,189	5,295,190	—
Greece	199,634	—	199,634	—
India	1,259,400	569,676	689,724	—
Indonesia	407,357	—	407,357	—
Kazakhstan	243,345	—	243,345	—
Malaysia	134,907	134,907	—	—
Mexico	248,471	248,471	—	—
Russia	701,812	—	701,812	—
Saudi Arabia	129,709	129,709	—	—
South Africa	2,123,978	363,893	1,760,085	—
South Korea	2,678,931	—	2,678,931	—
Taiwan	2,821,016	—	2,821,016	—
Thailand	244,414	—	244,414	—
Turkey	96,512	96,512	—	—
Preferred Stocks	716,117	716,117	—	—
Exchange Traded Fund	596,749	596,749	—	—

Total Investments	$20,780,242	$5,738,734	$15,041,508	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

18

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2021

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2021, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. The Fund may be subject to foreign taxes on unrealized and realized gains on certain foreign investments. The Fund will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately

19

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2021

as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Markets disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the

20

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2021

U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Emerging Markets Risk — The Fund invests in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

2. Transactions with Related Parties and Other Service Providers

DuPont Capital Management Corporation (“DuPont Capital” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 1.05% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” interest, extraordinary items, and brokerage commissions, do not exceed 1.27%, on an annual basis, of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitations will remain in place until August 31, 2021, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at

21

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2021

the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

For the year ended April 30, 2021, the Adviser earned advisory fees of $265,585 from the Fund. For the year ended April 30, 2021, the Adviser waived and reimbursed fees and expenses of $332,566 for the Fund.

As of April 30, 2021, the amount of potential recoupment by the Adviser was as follows:

Expiration
April 30, 2022	April 30, 2023	April 30, 2024	Total
$261,409	$270,007	$332,566	$863,982

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and have agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer agent fees in the Statement of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees of the Trust receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

22

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2021

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Effective October 1, 2020, Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to October 1, 2020, Duff & Phelps, LLC (“D&P”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust. Through October 1, 2020, D&P was compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended April 30, 2021, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$10,269,738	$20,185,455

4. Capital Share Transactions

For the years ended April 30, 2021 and 2020, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020
	Shares	Amount	Shares	Amount
Class I
Sales	184	$1,800	576,370	$4,815,660
Reinvestments	113,355	1,011,123	57,766	485,243
Redemptions	(1,093,489)	(10,474,170)	(413,410)	(3,138,710)

Net increase/(decrease)	(979,950)	$(9,461,247)	220,726	$2,162,193

As of April 30, 2021, the Fund had one affiliated shareholder that held 99% of the outstanding shares. Transactions by this shareholder may have a material impact on the Fund.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial

23

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2021

statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. These temporary differences are primarily due to differing treatments for passive foreign investment companies, capital loss carryforwards and losses deferred due to wash sales. For the year ended April 30, 2021, there were reclassifications between components of total distributable earnings. These permanent differences were primarily attributable to reclasses from capital gain to ordinary income and sales of passive foreign investment companies. Net assets were not affected by these adjustments.

For the year ended April 30, 2021, the tax character of distributions paid by the Fund was $1,011,123 of ordinary income dividends. For the year ended April 30, 2020, the tax character of distributions paid by the Fund was $485,243 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2021, the components of distributable earnings/(deficit) on a tax basis were as follows:

Capital	Undistributed	Net	Total
Loss	Ordinary	Unrealized	Distributable
Carryforward	Income	Appreciation	Deficit
$(84,873,032)	$365,282	$5,524,815	$(78,982,935)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains, passive foreign investment company sales gain, and foreign capital gains tax for federal income tax purposes.

At April 30, 2021, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$15,256,243

Gross unrealized appreciation	$7,050,597
Gross unrealized depreciation	(1,525,782)

Net unrealized appreciation	$5,524,815

24

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Concluded)

April 30, 2021

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2021, the Fund had capital loss carryforwards of $84,873,032, of which $59,775,886 are long-term losses and $25,097,146 are short-term losses and have an unlimited period of capital loss carryforward. On November 27, 2015, the Fund experienced a more than 50% change of ownership as defined by Internal Revenue Code Section 382(g) giving rise to an annual capital loss carryforward limitation on the use of pre-ownership change capital losses. At the time of the change the Fund had $83,500,000 of capital loss carryforwards impacted by the ownership change and the use of those losses against capital gains will be limited to $1,618,329 per tax year. The permitted annual capital loss, if not applied to capital gains in the tax year, will accumulate and be available in the next year for use.

During the year ended April 30, 2021, the Fund did not utilize any prior year capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

The Board of Trustees of FundVantage Trust (the “Trust”) has approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all of the Fund’s shareholders of record. Final liquidation of the Fund will occur on or about July 28, 2021.

The Fund ceased accepting purchase orders and closed to all new and existing investors on June 15, 2021.

Shareholders of the Fund may redeem their shares at any time prior to the liquidation date. If a shareholder has not redeemed his or her shares by the liquidation date, the shareholder’s shares automatically will be redeemed and proceeds will be sent to the shareholder of record. Liquidation proceeds will be paid in cash at the Fund’s applicable net asset value per share.

Management has evaluated and has determined there are no additional subsequent events.

25

DUPONT CAPITAL EMERGING MARKETS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of DuPont Capital Emerging Markets Fund

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DuPont Capital Emerging Markets Fund (one of the funds constituting FundVantage Trust, hereafter referred to as the “Fund”) as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and each of the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2021

We have served as the auditor of one or more DuPont Capital Management Corporation investment companies since 2011.

26

DUPONT CAPITAL EMERGING MARKETS FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2021, the Fund paid $1,011,123 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 31.97% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund paid foreign taxes of $56,764 and recognized foreign source income of $762,873.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

27

DUPONT CAPITAL EMERGING MARKETS FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-0014 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

28

DUPONT CAPITAL EMERGING MARKETS FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-0014.

29

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 447-0014.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33

Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

30

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	33	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board.	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33

Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

31

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33

Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33

Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

32

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

33

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Investment Adviser

DuPont Capital Management Corporation

One Righter Parkway

Suite 3200

Wilmington, DE 19803

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUP-0421

DUPONT CAPITAL EMERGING

MARKETS FUND

of

FundVantage Trust

Class I

ANNUAL REPORT

April 30, 2021

IMPORTANT NOTE: As permitted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary. Instead, shareholder reports are available on the Fund’s website (www.mutualfunds.dupontcapital.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Fund, call toll-free at (888) 447-0014 or write to:

DuPont Capital Emerging Markets Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

EIC VALUE FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Dear Fellow Shareholder,

Thank you for reviewing our annual report. In it, we discuss our perspective on the market, the EIC Value Fund’s (the “Fund”) performance, and some of the recent purchase and sale activity in the Fund. A listing of the Fund’s investments and other financial information follow our comments.

Perspective on the Market

What a difference a year makes!

At this time last year, we were lamenting a brutal market decline caused by the Covid-19 pandemic and the attendant economic lockdowns. By way of review:

•	It was the fastest decline into a bear market in history.[1]

•	The absolute returns for every Russell Value Index were the worst on record.[2]

•

The performance spread between the Russell 3000 Growth® and Russell 3000 Value® Indexes ranked at the 99th percentile. The only time growth outperformed value by a larger margin was at the peak of the tech bubble.[3]

Fast forward to this year:

•	Value stocks outperformed growth stocks over the last three-, six-, and nine-month periods.[4]

•	The Fund performed well, both in absolute and relative terms.

For the trailing twelve months, growth still edged out value, with the Russell 3000 Growth Index increasing 52.41%, compared to 47.78% for the Russell 3000 Value Index. The Fund modestly outperformed the value index over the trailing twelve months, gaining 48.85% (Institutional Class).

[1]	Source: Batnick, Michael, “The Fastest Bear Market Ever.” 09 March 2020. https://theirrelevantinvestor.com/ 2020/03/09/ the-fastest-bear-market-ever/. 07 April 2020.

[2]	Data Source: S&P Global Market Intelligence, Quarterly returns of the Russell 3000, 2000 & 1000 Value Indexes, June 30, 1979 to March 31, 2020; Russell Midcap Value, March 31, 1986 to March 31, 2020.

[3]

Data Source: S&P Global Market Intelligence, Quarterly returns of the Russell 3000 Value and Growth Indexes, June 30, 1979 to March 31, 2020. The Russell 3000® Index measures the performance of the largest 3000 US companies of the US equity universe. The Russell 3000 Value includes those Russell 3000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 3000 Growth includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

[4]	Data Source: S&P Global Market Intelligence, Monthly returns of the Russell 3000 Value and Growth Indexes, August 31, 2020 to April 30, 2021.

1

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

Despite value’s recent strength, growth has significantly outpaced it over an extended period. Accordingly, we think that we are in the early stages of value’s outperformance. As shown in the following chart, growth stocks still command a substantial, near-historic premium valuation compared to value stocks.

Data source: S&P Global Market Intelligence.5 Indexes are unmanaged and cannot be invested in directly. Past performance does not guarantee future results.

We believe growth stocks are priced to deliver subpar prospective returns.

[5]

The Russell 1000 Growth Index modified CAPE (red line), Russell 1000 Value Index modified CAPE (green line), Russell 1000 Growth Index modified CAPE premium over Russell 1000 Value Index modified CAPE (gray area) at each month-end from January 31, 1990 to April 30, 2021. Modified CAPE is the ratio of index prices to trailing ten-year index level earnings before taxes (EBT) on a time-weighted basis. Annual index level EBT is imputed by dividing the year-end index price by an aggregated price to EBT multiple of index constituents. The Russell 1000® Index measures the performance of the large-cap segment of the US equity universe. The Russell 1000 Value includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Growth includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

2

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

There is significant variation in the degree of over-valuation within the growth universe, falling broadly into three categories. Mega-cap growth companies with dominant market positions, many of which are in the information technology, communication services, and consumer discretionary sectors, are all fully- to over-valued in our estimation. Smaller but proven growth names with revenues and/or cash flow, such as in the software and consumer discretionary space, appear to sport more extreme valuations. Finally, there is a large cohort of “concept” companies, with electric vehicle listings coming public via special purpose acquisition companies (SPACs) as most representative of this group. These companies are often pre-product and pre-revenue, and in our view, have nonsensical valuations.

A growth investor may not suffer substantial losses in the first group described above, but we think returns from these levels are likely to be poor over a multi-year period. The remaining groups are more egregiously overvalued, reminding us more of the dot-com bubble when there was way too much optimism, and the risk of capital loss was severe. At the peak of the bubble, there were roughly 200 stocks in the top 1,500 (ranked by market capitalization) that were unprofitable for the previous three years, and they had a collective market value of around $800 billion. Today, a similar number of companies have been unprofitable for the past three years, but they sport an aggregate market cap of over $2.2 trillion.6 While there will inevitably be a handful of winners in the space, we think the majority will likely prove to be very poor investments from these levels.

[6]

Source: Callum, Thomas, @Callum_Thomas, 03 April 2021. https://twitter.com/Callum_Thomas/status/ 1378406974132391936?s =20. As seen in Opsal, Scott, The Leuthold Group LLC. “Valuation Extremes: Here Be Dragons.” 17 March 2021. https://research. leutholdgroup.com/section/of-special-interest/articles/2021/03/17/ valuation-extremes-here-be-dragons.22840. 05 April 2021.

3

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

As a result of the disparities between the growth and value universes, history suggests that, from here, value stocks could outperform growth stocks by 5% to 8% per year over the coming decade, as seen in the next chart, which plots starting valuation versus subsequent ten-year returns.

Data Source: S&P Global Market Intelligence.7 Indexes are unmanaged and cannot be invested in directly. Past performance does not guarantee future results.

Over the last five years, most of growth’s outperformance versus value has come from valuation expansion rather than improving fundamentals. In our opinion, absent further relative valuation expansion, which seems unlikely given current valuation levels, fundamental performance will largely drive total returns. But high valuations tend to result in fundamental underperformance going forward, as expensively priced companies usually offer lower dividend yields and are able to buy back fewer shares of their stock. Low valuations, conversely, tend to lead to fundamental outperformance for the opposite reasons.

[7]

The Russell 1000 Growth Index modified CAPE premium over Russell 1000 Value Index modified CAPE (x-axis) at each month-end January 31, 1990 to April 30, 2011, plotted against the annualized ten-year forward total return difference between the Russell 1000 Growth and Russell 1000 Value indexes (y-axis) at each month-end January 31, 2000 to April 30, 2021.

4

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

Notably, this generic advantage of value over growth likely undersells the Fund’s current investment opportunity set. As happened in the late 1990s, when growth strongly outperformed value, Russell’s annual index rebalancing in 2020 reclassified many growth-oriented stocks, moving them into the value universe. For example, as shown in the following chart, the Russell 1000 Index now has more than twice the number of companies considered to be value as those considered to be growth, a record amount in the index’s more than forty-year history.

Data Source: S&P Global Market Intelligence.8 Indexes are unmanaged and cannot be invested in directly. Past performance does not guarantee future results.

As a result, the growth indexes have become increasingly concentrated and risky. At the same time, the valuation gap within the value indexes has become more extreme, with some pockets of attractively valued stocks. For instance, in the Russell 1000 Value Index, cheaper stocks (25th percentile) recently sold at a 60% discount to more expensive stocks (75th percentile), as shown in the next chart. In short, we continue to find plenty of what, in our estimation, are attractive investment opportunities despite value’s recent rally.

[8]

Style classification of each company in the Russell 1000 Index based on each constituent’s weight in the Russell 1000 Value and/or Russell 1000 Growth indexes at each month-end December 31, 1979 to April 30, 2021.

5

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

Data source: S&P Global Market Intelligence.9 Indexes are unmanaged and cannot be invested in directly. Past performance does not guarantee future results.

Stepping back, today’s environment is much changed from a year ago and, indeed, even from the beginning of this year. COVID-19 and the attendant economic shutdown precipitated the downturn of 2020, and the recovery has been a function of COVID-19’s evolution. A year ago, in the depths of uncertainty about the pandemic’s duration and severity and its ultimate impact on the economy, effective vaccines were a hopeful but unknown outcome. But as of this writing, the U.S. has administered almost 250 million shots, averaging over two million shots per day over the last week. COVID-19 cases, hospitalizations, and deaths are all down 70% or more from their winter highs.10 It now seems probable that an end to the pandemic is in sight, though the precise timing remains uncertain. In the meantime, the government remains highly supportive of the economy, with continued large stimulus programs and a significant infrastructure plan in the works. While the long-term implications of so much debt-financed spending remain to be seen, shorter-term, it should prove expansionary.

[9]

Valuations based on Russell 1000 Value constituent price to prior three-year peak earnings at each month-end January 31, 1990 to April 30, 2021. “Cheap” stocks (at 25% percentile of all constituent valuations) over “Expensive” stocks (at 75% percentile of all constituent valuations.)

[10]

Data Source: Centers for Disease Control and Prevention, COVID-19, COVID Data Tracker Weekly Review, “Think Globally. Get Vaccinated. Travel Locally. 3 May 2021. https://www.cdc.gov/coronavirus/2019-ncov/covid-data/ covidview/index.html. 04 May 2021.

6

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

This combination has fueled a steadily improving employment picture beginning in May of 2020 and continuing into 2021, and the markets have begun to reprice a return to normal.11 Oil prices, which briefly went negative for near-term delivery in the depths of March 2020, have rebounded and now trade near $65 per barrel.12 On the back of a strengthening economy and rising inflation expectations, long-term interest rates, as measured by 10-Year Treasuries, have surged from a low of 0.5% in the summer of 2020 to over 1.6%, matching levels seen in early 2020.13,14 Moreover, the yield spread between 2-Year and 10-Year Treasuries is now as wide as it has been in nearly six years, offering improved returns for lenders and signaling economic strength.15

All of the above, should it continue, bodes well for value in general and the Fund in particular. That said, we believe that by virtue of the Fund’s quality, diversification, and valuation, it is poised to deliver what, in our estimation, are reasonable returns across a range of environments.

[11]	U.S. Bureau of Labor Statistics, All Employees, Total Nonfarm [PAYEMS], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/PAYEMS. 04 May 2021.

[12]	Data Source: yahoo! Finance, Crude Oil May 2021. https://finance.yahoo.com/quote/CL%3DF?p=CL%3DF&.tsrc=fin-srch. 04 May 2021.

[13]	Kasumov, Aziza; Smith, Colby; and Platt, Eric. “US companies sound inflation alarm.“30 March 2021. https://www.ft.com/content/f0bbed31-bea8-4542-b953-096762d2e59f. 05 April 2021.

[14]

Data Source: Board of Governors of the Federal Reserve System (US), 10-Year Treasury Constant Maturity Rate [DGS10], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/DGS10. 04 May 2021.

[15]

Data Source: Federal Reserve Bank of St. Louis, 10-Year Treasury Constant Maturity Minus 2-Year Treasury Constant Maturity [T10Y2Y], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/ series/T10Y2Y. 04 May 2021.

There can be no guarantee that any strategy will be successful. All investing involves risk, including potential loss of principal.

7

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

Fund Performance

Performance for the Fund’s Institutional Class shares (net of expenses) over the twelve months ended April 30, 2021, is presented below:

Month	EIC Value Fund	Russell 3000® Value Index	S&P 500® Index
May	3.75%	3.39%	4.76%
June	0.25%	-0.46%	1.99%
July	1.72%	3.85%	5.64%
August	3.87%	4.21%	7.19%
September	-2.79%	-2.58%	-3.80%
October	-1.04%	-1.04%	-2.66%
November	13.95%	13.80%	10.95%
December	2.70%	4.09%	3.84%
January	0.58%	-0.52%	-1.01%
February	6.98%	6.27%	2.76%
March	7.68%	5.84%	4.38%
April	3.85%	3.86%	5.34%
12 Months	48.85%	47.78%	45.98%

Data source: Morningstar DirectSM. Indexes are unmanaged and cannot be invested in directly. Past performance does not guarantee future results.

The results shown in the table are over a relatively short period of time; thus, we caution against drawing sweeping conclusions. Nevertheless, the Fund performed well over the twelve months on both an absolute basis and relative to the Russell 3000 Value and S&P 500 indexes.

The performance data quoted represents past performance and may not be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

Securities in the Fund do not match those in the index and performance of the Fund will differ. Indexes are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly.

8

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

Looking at the Fund’s sixteen-month cumulative return, including the first quarter of 2020 with its steep and sudden pandemic-related selloff, it has risen 25.44%, compared to 19.55% for the Russell 3000 Value Index and 32.42% for the S&P 500. This return fits the Fund’s longer-term pattern in periods of stock market volatility and distress. With its focus on a diversified portfolio of reasonably priced, higher-quality companies, the Fund’s tendency has been to outperform the market during significant downdrafts when concerns about valuation and financial soundness come to the forefront. And when the market offers up opportunity, as it did in the first quarter of 2020, we can act decisively, positioning the Fund towards areas that have been hit hard, thus offering greater return prospects.

Performance attribution for the twelve months follows. Fund results are compared to those of the Russell 3000 Value Index. The Fund’s outperformance relative to its benchmark was primarily attributable to stock selection and an overweight in financials, one of the market’s top-performing sectors.

We don’t target sector weightings, either in an absolute sense or relative to market indexes; rather, they are principally a residual of stock selection. Nonetheless, it is at times instructive to see how sector allocations affected Fund returns. On balance, they were marginally positive, adding 0.15% to Fund performance over the trailing twelve months.

Each of the eleven sectors in the Russell 3000 Value Index posted positive returns for the twelve months ended April 30, 2021. More economically sensitive businesses outperformed less cyclical ones. That can be seen in sector performance – consumer discretionary and materials were the top-performing sectors, gaining 82.8% and 70.7%, respectively. Industrials and financials were next in line, rising 69.3% and 66.7%, respectively. Relative to the index, the Fund was overweight in financials but underweight in consumer discretionary, materials, and industrials.

In contrast, more stable businesses lagged – utilities were the worst-performing sector, increasing 20.3%, followed by consumer staples, up 24.6%. Health care was also relatively disappointing, gaining 24.9%. Compared to its benchmark, the Fund was overweight in utilities and health care but underweight in consumer staples.

Stock selection in the industrials sector positively impacted Fund performance. The Fund’s holdings in this sector posted a collective return of 102.4%, while the index’s industrials gained 69.3%. United Parcel Service was the Fund’s top performer in this sector, surging 121.7%.

Stock selection in the consumer staples sector also helped Fund performance. The Fund’s holdings in this sector increased a combined 36.8%, versus a 24.6% gain for the index’s consumer staples stocks. Walgreens Boots Alliance performed well for the Fund, rising 42.7%.

Other notable Fund holdings included Cimarex Energy, up 167.9%, Target, up 92.3%, PPG Industries, up 92.0%, Charles Schwab, up 90.0%, PNC Financial Services, up 81.6%, and The Hartford Financial Services Group, up 79.0%.

Sectors are determined using the Global Industry Classification Standard (“GICS”). GICS® was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

Fund holdings and sector allocations are subject to change. Please see the schedule of investments section for a complete list of Fund holdings.

9

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

On the other hand, the Fund’s cash position was the biggest drag on performance. Over the twelve months, the Fund’s average cash level was 6.0%, detracting 3.4% from relative performance. Notably, we do not allocate to cash tactically; the Fund’s cash position is a residual of the stock-selection process and is primarily a function of the availability of undervalued stocks. We prefer to keep the Fund’s cash levels relatively low, in the single digits if possible. Still, holding any cash was a drag in such a strong stock market.

Three of the Fund’s worst-performing holdings weren’t owned for the entire twelve-month period, so their performance may be somewhat misleading. Nevertheless, they detracted from Fund performance. Mohawk Industries, which was sold in July, declined 9.0%. Likewise, ConocoPhillips, which was sold in October, fell 2.9%. PepsiCo was actually a good long-term performer for the Fund – it’s been a holding since the Fund commenced operations in May 2011 –but it declined 0.6% between May 1, 2020, and its sale later that month.

Stock selection in the health care sector also adversely affected Fund performance. Fund holdings increased a combined 16.9%, trailing the index’s health care stocks, which rose 24.9%. In particular, Sanofi, up 11.8%, Johnson & Johnson, up 11.4%, and GlaxoSmithKline, down 6.2%, were the Fund’s poorest performers in this sector.

Portfolio Activity

The Fund remains tilted more than usual toward traditional value, consistent with our targeted approach of going where value leads us. That tilt manifests today in a larger overweight of lower-priced sectors, typically classified as value, and likewise a larger underweight of certain higher-priced sectors.

The Fund’s largest sector exposure, currently accounting for approximately 29% of the portfolio, is in financials, where it is overweight compared to the Russell 3000 Value Index and where we continue to see attractively priced opportunities. While the Fund’s financial exposure ticked slightly lower recently with the trims of Charles Schwab and Hartford Financial, we are nonetheless near the Fund’s highest historical allocation to this sector. In the interest of diversification, we are unlikely to increase it materially.

The Fund’s energy exposure is also higher than it is in the index. While we believe valuations remain attractive in the sector, and the backdrop of broadly decreased exploration and production spending should support future commodity prices, some of that improvement has already been reflected in oil-price increases over the past several months. In response to those increases, we have reduced the Fund’s commodity price exposure by selling ConocoPhillips and adding to the Williams Companies, whose profits derive from the transport of natural gas volumes and thus are less sensitive to commodity prices.

Offsetting somewhat its economically sensitive value exposures to financials and energy, the Fund is also overweight in utilities, health care, and consumer staples, which are less economically sensitive. Additionally, it is underweight several cyclical sectors, most notably industrials, information technology, and consumer discretionary.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

10

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

In response to the stock market’s continued volatility, Fund turnover remains somewhat elevated compared to its historical levels. So far, in 2021, we have purchased two new positions for the Fund, Raytheon Technologies and Barrick Gold. We also added to Fund positions in Exelon, GlaxoSmithKline, Honda Motor, Sanofi, the Williams Companies, and Verizon Communications. Lastly, we sold the Fund’s position in Medtronic and trimmed its positions in Charles Schwab, Hartford Financial Services, and Discovery.

Here’s more on the two recent purchases.

Raytheon Technologies is a product of the 2020 merger of the Raytheon Company and the commercial aerospace businesses of United Technologies. The combined businesses serve roughly a 50-50 mix of commercial aerospace and defense end markets, a blend offering the high long-term growth opportunities of commercial aerospace, married to the attractive stability of defense spending during times of economic stress. True to form, while the defense business has been largely unaffected by the pandemic, the commercial aerospace business has been hit hard.

Lower airplane utilization and delayed investments have resulted in a substantial drawdown in revenue and profits. However, we think this weakness will ultimately prove transitory, and we expect a full recovery, though the timing remains highly uncertain. At Raytheon’s current stock price, we believe investors are being compensated for their patience. With a strong balance sheet and consistent cash flow from its defense business, we think Raytheon is well-positioned to continue to invest in long-term growth opportunities, giving the company a key advantage relative to some less-well-capitalized peers.

This is the second time the Fund has owned Barrick Gold. Today, it is a substantially more conservative company than during the Fund’s prior period of ownership, from 2011 to 2015. Since then, Barrick has reduced net debt to near zero, having committed over $7 billion to pay down debt over the past six years, and it has a solid investment-grade credit rating. Management continues to focus on expense management, and the company has a more diversified, high-quality, and geographically stable resource base. The bulk of Barrick’s asset value lies in Nevada, where it has combined its holdings into a joint venture with Newmont Corporation, creating cost efficiencies. Overall, the company has one of the lowest production costs in the industry.

Barrick’s shares are reasonably inexpensive based on current earnings, and those earnings are derived from a gold price that has lagged other inflationary assets since the beginning of the pandemic. In short, we feel Barrick offers a well-managed, conservatively capitalized, and attractively-priced asset base that has exhibited low correlation with other equities, should offer a degree of inflation protection, and which we believe is not pricing in the possibility of future gold strength.

11

EIC VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2021

(Unaudited)

Of the Fund’s other trading activity, Discovery merits additional explanation. We originally purchased the Fund’s Discovery position back in the fourth quarter of 2019, at a price in the mid-twenties. We then added modestly to the position late last summer at a price of $20.26 per share. Beginning with the announcement late last year of its discovery+ streaming service, then buttressed by consumer uptake of the service, the stock rose significantly, and what had been a small position for the Fund increased. Accordingly, we trimmed the position three times in March, first at a price of $48.05, then again at $53.48, and finally at $63.48. The total proceeds from these three trims were more than the Fund’s initial cost of investment. In mid-March, the stock fell precipitously on disclosure that family office Archegos Capital was facing capital calls and had a large leveraged position in Discovery in the process of liquidation. Having fallen to the mid $30s, we added modestly to the Fund’s position in late March and April. Filtering out the trading noise, we believe the company’s initial streaming success bodes well for its future and reduces the risk from cable and satellite subscribers “cutting the cord” to move to lower-cost internet TV services, which had weighed on the stock for the past several years.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2021, and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation, or solicitation to buy, hold, or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

12

EIC VALUE FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $10,000 Investment in EIC Value Fund’s Class A

vs. Russell 3000® Value Index and S&P 500® Index

Class A of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%. This results in a net investment of $9,450. Performance of Class C will vary from Class A due to differences in class-specific fees.

Average Annual Total Returns for the Periods Ended April 30, 2021
	1 Year	3 Years	5 Years	Since Inception*
Class A (with sales charge)	40.39%	10.71%	10.53%	9.20%
Class A (without sales charge)	48.52%	12.81%	11.79%	9.82%
Russell 3000® Value Index	47.78%	12.24%	12.25%	11.28%	**
S&P 500® Index	45.98%	18.67%	17.42%	14.42%	**

Class C (with CDSC charge)	46.46%	11.94%	10.95%	9.32%
Class C (without CDSC charge)	47.46%	11.94%	10.95%	9.32%
Russell 3000® Value Index	47.78%	12.24%	12.25%	11.80%	**
S&P 500® Index	45.98%	18.67%	17.42%	14.86%	**

*	Class A and Class C of the EIC Value Fund (the “Fund”) commenced operations on May 19, 2011 and July 18, 2011, respectively.
**	Benchmark performance is from commencement date of the Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

13

EIC VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in

EIC Value Fund’s Institutional Class

vs. Russell 3000® Value Index and S&P 500® Index

Average Annual Total Returns for the Years Ended April 30, 2021
	1 Year	3 Years	5 Years	10 Years
Institutional Class	48.85%	13.08%	12.06%	10.04%
Russell 3000® Value Index	47.78%	12.24%	12.25%	11.04%
S&P 500® Index	45.98%	18.67%	17.42%	14.17%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

The returns shown for Class A shares reflect a deduction for the maximum front-end sales charge of 5.50%. The returns shown for Class C shares reflect a maximum deferred sales charge of 1.00%. All of the Fund’s share classes apply a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. As stated in the current prospectus dated September 1, 2020, the Fund’s “Total Annual Fund Operating Expenses” are 1.26%, 2.01% and 1.01%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.22%, 1.97% and 0.97% for Class A shares, Class C shares and Institutional Class Shares, respectively, of the Fund Class’ average daily net assets. The ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Effective September 1, 2020, Equity Investment Corporation (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses”, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, do not exceed 0.95% of average daily net assets of the Fund (the “Expense Limitation”). Prior to September 1, 2020,

14

EIC VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2021

(Unaudited)

the Expense Limitation was 0.90%. The Expense Limitation will remain in place until August 31, 2021, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

Mutual fund investing involves risk, including possible loss of principal. Value investing involves the risk that the Fund’s investing in companies believed to be undervalued will not appreciate as anticipated. The Fund may invest in the stocks of smaller- and medium-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500 (“S&P 500®”) Index and the Russell 3000® Value Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth rates. It is impossible to invest directly in an index.

15

EIC VALUE FUND

Fund Expense Disclosure

April 30, 2021

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2020 through April 30, 2021 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16

EIC VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2021

(Unaudited)

	EIC Value Fund

	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*
Class A
Actual	$1,000.00	$1,406.20	$7.16
Hypothetical (5% return before expenses)	1,000.00	1,018.84	6.01
Class C
Actual	$1,000.00	$1,401.50	$11.61
Hypothetical (5% return before expenses)	1,000.00	1,015.12	9.74
Institutional Class
Actual	$1,000.00	$1,408.10	$5.67
Hypothetical (5% return before expenses)	1,000.00	1,020.08	4.76

*

Expenses are equal to the Fund’s annualized expense ratio for the six-month period ended April 30, 2021 of 1.20%, 1.95%, and 0.95% for Class A, Class C, and Institutional Class shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six-month total returns for the Fund of 40.62%, 40.15%, and 40.81% for Class A, Class C, and Institutional Class shares, respectively.

17

EIC VALUE FUND

Portfolio Holdings Summary Table

April 30, 2021

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Financial	33.5%	$59,460,547
Consumer, Non-cyclical	18.5	32,947,639
Communications	10.2	18,168,450
Energy	9.0	15,924,529
Utilities	8.2	14,580,604
Consumer, Cyclical	6.3	11,142,527
Industrial	6.1	10,776,146
Basic Materials	3.3	5,923,494
Short-Term Investment	6.9	12,276,867
Liabilities in Excess of Other Assets	(2.0)	(3,530,007)

NET ASSETS	100.0%	$177,670,796

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

18

EIC VALUE FUND

Portfolio of Investments

April 30, 2021

	Number of Shares	Value

COMMON STOCKS — 95.1%
Basic Materials — 3.3%
Barrick Gold Corp.	123,025	$2,614,281
PPG Industries, Inc.	19,325	3,309,213

		5,923,494

Communications — 10.2%
Cisco Systems, Inc.	100,900	5,136,819
Discovery, Inc., Class C*	110,045	3,555,554
Facebook, Inc., Class A*	6,253	2,032,725
Verizon Communications, Inc.	128,800	7,443,352

		18,168,450

Consumer, Cyclical — 6.3%
Honda Motor Co. Ltd., SP ADR	74,055	2,208,320
Lowe’s Cos, Inc.	10,110	1,984,088
Target Corp.	9,015	1,868,449
Walgreens Boots Alliance, Inc.	95,700	5,081,670

		11,142,527

Consumer, Non-cyclical — 18.5%
AmerisourceBergen Corp.	32,225	3,892,780
GlaxoSmithKline PLC, SP ADR	202,530	7,562,470
Ingredion, Inc.	55,135	5,150,160
Johnson & Johnson	27,285	4,440,088
Kroger Co. (The)	92,500	3,379,950
McKesson Corp.	16,950	3,179,142
Sanofi SA, ADR	102,025	5,343,049

		32,947,639

Energy — 9.0%
Cimarex Energy Co.	76,675	5,075,885
Exxon Mobil Corp.	27,285	1,561,793
TOTAL SE, SP ADR	92,400	4,091,472

	Number of Shares	Value

COMMON STOCKS — (Continued)
Energy — (Continued)
Williams Cos, Inc. (The)	213,275	$5,195,379

		15,924,529

Financial — 33.5%
AGNC Investment Corp., REIT	186,575	3,345,290
American Express Co.	34,425	5,279,074
Charles Schwab Corp. (The)	63,265	4,453,856
Empire State Realty Trust, Inc., Class A, REIT	467,200	5,321,408
Globe Life, Inc.	43,247	4,432,385
Hartford Financial Services Group, Inc. (The)	76,075	5,017,907
Jones Lang Lasalle, Inc.*	12,400	2,330,084
PNC Financial Services Group, Inc. (The)	30,500	5,701,975
Travelers Cos, Inc. (The)	30,950	4,786,727
Truist Financial Corp.	91,281	5,413,876
US Bancorp	103,940	6,168,839
Wells Fargo & Co.	160,025	7,209,126

		59,460,547

Industrial — 6.1%
General Dynamics Corp.	28,175	5,359,730
Raytheon Technologies Corp.	20,950	1,743,878
United Parcel Service, Inc., Class B	18,015	3,672,538

		10,776,146

Utilities — 8.2%
Exelon Corp.	116,060	5,215,737
National Fuel Gas Co.	20,000	993,200
National Grid PLC, SP ADR	38,200	2,405,836

The accompanying notes are an integral part of the financial statements.

19

EIC VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2021

	Number of Shares	Value

COMMON STOCKS — (Continued)
Utilities — (Continued)
OGE Energy Corp.	70,525	$2,366,819
PPL Corp.	123,550	3,599,012

		14,580,604

TOTAL COMMON STOCKS (Cost $108,902,041)		168,923,936

SHORT-TERM INVESTMENT — 6.9%
Money Market Fund — 6.9%
Dreyfus Institutional Preferred Treasury Securities Money Market Fund 0.01%(a)	12,276,867	12,276,867

TOTAL SHORT-TERM INVESTMENT (Cost $12,276,867)		12,276,867

TOTAL INVESTMENTS - 102.0% (Cost $121,178,908)		181,200,803
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.0)%		(3,530,007)

NET ASSETS - 100.0%		$177,670,796

*	Non-income producing.
(a)	Rate periodically changes. Rate disclosed is the 7-day yield at April 30, 2021.

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

20

EIC VALUE FUND

Statement of Assets and Liabilities

April 30, 2021

Assets
Investments, at value (Cost $121,178,908)	$181,200,803
Receivable for capital shares sold	389,170
Dividends receivable	255,216
Prepaid expenses and other assets	33,918

Total assets	181,879,107

Liabilities
Payable for investments purchased	3,658,441
Payable for capital shares redeemed	345,093
Payable to Adviser	87,282
Payable for audit fees	30,625
Payable for administration and accounting fees	28,242
Payable for shareholder reporting fees	15,471
Payable for transfer agent fees	14,334
Payable for distribution fees	12,825
Payable for custodian fees	10,990
Payable for shareholder servicing fees	3,487
Payable for Trustees’ and Officers’ fees	1,000
Accrued expenses	521

Total liabilities	4,208,311

Net Assets	$177,670,796

Net Assets consisted of:
Capital stock, $0.01 par value	$108,184
Paid-in capital	109,829,582
Total distributable earnings	67,733,030

Net Assets	$177,670,796

Class A:
Net asset value, redemption price per share ($11,784,263 / 715,232 shares)	$16.48

Maximum offering price per share (100/94.5 of $16.48)	$17.44

Class C:
Net asset value, offering and redemption price per share ($16,925,567 / 1,051,536 shares)	$16.10

Institutional Class:
Net asset value, offering and redemption price per share ($148,960,966 / 9,051,647 shares)	$16.46

The accompanying notes are an integral part of the financial statements.

21

EIC VALUE FUND

Statement of Operations

For the Year Ended April 30, 2021

Investment income
Dividends	$3,850,061
Less: foreign taxes withheld	(81,158)

Total investment income	3,768,903

Expenses
Advisory fees (Note 2)	1,073,737
Distribution fees (Class C) (Note 2)	128,842
Transfer agent fees (Note 2)	123,331
Administration and accounting fees (Note 2)	87,966
Registration and filing fees	46,946
Trustees’ and officers’ fees	44,051
Shareholder servicing fees (Class C) (Note 2)	42,947
Shareholder reporting fees	37,539
Legal fees	36,974
Audit fees	30,531
Custodian fees (Note 2)	24,176
Distribution fees (Class A) (Note 2)	22,302
Other expenses	21,317

Total expenses	1,720,659

Less: waivers and reimbursements (Note 2)	(189,225)

Net expenses after waivers and reimbursements	1,531,434

Net investment income	2,237,469

Net realized and unrealized gain from investments:
Net realized gain from investments	14,089,498
Net change in unrealized appreciation from investments	41,560,193

Net realized and unrealized gain from investments	55,649,691

Net increase in net assets resulting from operations	$57,887,160

The accompanying notes are an integral part of the financial statements.

22

EIC VALUE FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2021	April 30, 2020
Increase/(decrease) in net assets from operations:
Net investment income	$2,237,469	$3,453,424
Net realized gain from investments	14,089,498	5,602,295
Net change in unrealized appreciation/(depreciation) from investments	41,560,193	(26,646,296)

Net increase/(decrease) in net assets resulting from operations	57,887,160	(17,590,577)

Less dividends and distributions to shareholders from:
Total distributable earnings
Class A	(448,206)	(895,393)
Class C	(941,695)	(1,543,147)
Institutional Class	(6,783,811)	(12,414,744)

Net decrease in net assets from dividends and distributions to shareholders	(8,173,712)	(14,853,284)

Decrease in net assets derived from capital share transactions (Note 4)	(11,607,365)	(43,885,547)

Total increase/(decrease) in net assets	38,106,083	(76,329,408)

Net assets
Beginning of year	139,564,713	215,894,121

End of year	$177,670,796	$139,564,713

The accompanying notes are an integral part of the financial statements.

23

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the		For the		For the		For the	For the
	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	April 30,		April 30,		April 30,		April 30,	April 30,
	2021		2020		2019		2018	2017

Per Share Operating Performance
Net asset value, beginning of year	$11.75		$13.98		$14.33		$14.22	$13.02

Net investment income(1)	0.20		0.23		0.21		0.17	0.13
Net realized and unrealized gain/(loss) on investments	5.33		(1.42)		0.68		1.15	1.32

Net increase/(decrease) in net assets resulting from operations	5.53		(1.19)		0.89		1.32	1.45

Dividends and distributions to shareholders from:
Net investment income	(0.23)		(0.21)		(0.16)		(0.15)	(0.11)
Net realized capital gains	(0.57)		(0.83)		(1.08)		(1.06)	(0.14)

Total dividends and distributions to shareholders	(0.80)		(1.04)		(1.24)		(1.21)	(0.25)

Redemption fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)	—

Net asset value, end of year	$16.48		$11.75		$13.98		$14.33	$14.22

Total investment return(3)	48.52%		(9.54)%		6.86%		9.45%	11.13%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$11,784		$8,347		$15,019		$47,274	$52,845
Ratio of expenses to average net assets	1.18%		1.15%		1.18%		1.24%	1.20%
Ratio of expenses to average net assets without waivers, expense reimbursements, and/or recoupments, if any	1.32	%(4)	1.24	%(4)	1.23	%(4)	1.24%	1.20%
Ratio of net investment income to average net assets	1.45%		1.67%		1.47%		1.16%	0.98%
Portfolio turnover rate.	41%		36%		42%		33%	29%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum front-end sales load of 5.50% or any applicable sales charge. If reflected, the return would be lower.

(4)

During the period, certain fees were waived, reimbursed, and/or recouped. If such fee waivers, reimbursements, and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

24

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class C shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the		For the		For the		For the	For the
	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	April 30,		April 30,		April 30,		April 30,	April 30,
	2021		2020		2019		2018	2017

Per Share Operating Performance
Net asset value, beginning of year	$11.52		$13.73		$14.12		$14.06	$12.87

Net investment income(1)	0.09		0.12		0.10		0.06	0.03
Net realized and unrealized gain/(loss) on investments	5.22		(1.41)		0.67		1.13	1.30

Net increase/(decrease) in net assets resulting from operations	5.31		(1.29)		0.77		1.19	1.33

Dividends and distributions to shareholders from:
Net investment income	(0.16)		(0.09)		(0.08)		(0.07)	(0.00	)(2)
Net realized capital gains	(0.57)		(0.83)		(1.08)		(1.06)	(0.14)

Total dividends and distributions to shareholders	(0.73)		(0.92)		(1.16)		(1.13)	(0.14)

Redemption fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)	—

Net asset value, end of year	$16.10		$11.52		$13.73		$14.12	$14.06

Total investment return(3)	47.46%		(10.30)%		6.05%		8.63%	10.35%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$16,926		$17,926		$27,407		$35,488	$45,071
Ratio of expenses to average net assets	1.93%		1.90%		1.93%		1.99%	1.95%
Ratio of expenses to average net assets without waivers, expense reimbursements, and/or recoupments, if any	2.07	%(4)	1.99	%(4)	1.98	%(4)	1.99%	1.95%
Ratio of net investment income to average net assets	0.70%		0.92%		0.71%		0.41%	0.23%
Portfolio turnover rate	41%		36%		42%		33%	29%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(4)

During the period, certain fees were waived, reimbursed, and/or recouped. If such fee waivers, reimbursements, and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

25

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the		For the		For the		For the	For the
	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	April 30,		April 30,		April 30,		April 30,	April 30,
	2021		2020		2019		2018	2017

Per Share Operating Performance
Net asset value, beginning of year	$11.73		$13.97		$14.37		$14.26	$13.06

Net investment income(1)	0.23		0.26		0.24		0.21	0.17
Net realized and unrealized gain/(loss) on investments	5.32		(1.42)		0.69		1.14	1.32

Net increase/(decrease) in net assets resulting from operations	5.55		(1.16)		0.93		1.35	1.49

Dividends and distributions to shareholders from:
Net investment income	(0.25)		(0.25)		(0.25)		(0.18)	(0.15)
Net realized capital gains	(0.57)		(0.83)		(1.08)		(1.06)	(0.14)

Total dividends and distributions to shareholders	(0.82)		(1.08)		(1.33)		(1.24)	(0.29)

Redemption fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)	—

Net asset value, end of year	$16.46		$11.73		$13.97		$14.37	$14.26

Total investment return(3)	48.85%		(9.36)%		7.16%		9.70%	11.40%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$148,961		$113,292		$173,468		$160,899	$171,105
Ratio of expenses to average net assets	0.93%		0.90%		0.93%		0.99%	0.96%
Ratio of expenses to average net assets without waivers, expense reimbursements, and/or recoupments, if any	1.07	%(4)	0.99	%(4)	0.99	%(4)	0.99%	0.96%
Ratio of net investment income to average net assets	1.70%		1.91%		1.72%		1.41%	1.23%
Portfolio turnover rate	41%		36%		42%		33%	29%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)

During the period, certain fees were waived, reimbursed, and/or recouped. If such fee waivers, reimbursements, and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

26

EIC VALUE FUND

Notes to Financial Statements

April 30, 2021

1. Organization and Significant Accounting Policies

The EIC Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on May 1, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C, Institutional Class and Retail Class shares. Class A shares are sold subject to a front-end sales charge of 5.50%. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the redemption of Class A shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A shares made within eighteen months of purchase where: (i) $1 million or more of Class A shares were purchased without an initial sales charge, and (ii) the selling broker-dealer received a commission for such sale. A CDSC of up to 1.00% is assessed on redemptions of Class C Shares made within eighteen months after a purchase where the broker-dealer was paid a commission for such sale. Effective April 30, 2021, Class C shares of the Fund will be converted automatically to Class A shares eight years after the purchase date, subject to the terms of the Fund’s Prospectus. As of April 30, 2021, the Retail Class Shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined

27

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2021

in good faith by the adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 — quoted prices in active markets for identical securities;

● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Fund’s investments carried at fair value:

			Level 2
			Other	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	04/30/21	Prices	Inputs	Inputs
Common Stocks*	$168,923,936	$168,923,936	$—	$—
Short-Term Investment*	12,276,867	12,276,867	—	—

Total Investments	$181,200,803	$181,200,803	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been

28

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2021

used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2021, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

29

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2021

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

2. Transactions with Related Parties and Other Service Providers

Equity Investment Corporation (“EIC” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets up to $500 million; 0.65% of the Fund’s average daily net assets of $500 million or more but less than $1 billion; and 0.50% of the Fund’s average daily net assets of $1 billion and over. Effective September 1, 2020, the Adviser contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses”, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, do not exceed 0.95% of average daily net assets of the Fund (the “Expense Limitation”). Prior to September 1, 2020, the Expense Limitation was 0.90%. The Expense Limitation will remain in place until August 31, 2021, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

30

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2021

As of April 30, 2021, the amount of potential recovery was as follows:

Expiration
4/30/2022	4/30/2023	4/30/2024	Total
$118,185	$178,396	$189,225	$485,806

For the year ended April 30, 2021, the Adviser earned advisory fees of $1,073,737and waived fees of $189,225.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and have agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer agent fees in the Statement of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class A and Class C shares, respectively.

31

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2021

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Effective October 1, 2020, Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to October 1, 2020, Duff & Phelps, LLC(“D&P”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust. Through October 1, 2020, D&P was compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended April 30, 2021, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$55,361,244	$75,286,467

4. Capital Share Transactions

For the years ended April 30, 2021 and 2020, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020
	Shares	Amount	Shares	Amount
Class A
Sales	195,374	$2,745,489	16,403	$216,555
Reinvestments	30,872	421,095	61,064	826,809
Redemption Fees*	—	222	—	156
Redemptions	(221,481)	(2,894,803)	(440,971)	(5,754,321)

Net increase/(decrease)	4,765	$272,003	(363,504)	$(4,710,801)

32

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2021

	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020
	Shares	Amount	Shares	Amount
Class C
Sales	21,314	$312,927	48,732	$653,407
Reinvestments	67,095	897,064	110,817	1,476,081
Redemption Fees*	—	378	—	312
Redemptions	(592,505)	(7,875,494)	(600,283)	(7,793,106)

Net decrease	(504,096)	$(6,665,125)	(440,734)	$(5,663,306)

Institutional Class
Sales	1,612,934	$23,027,468	1,218,237	$16,025,747
Reinvestments	489,724	6,670,050	898,253	12,126,430
Redemption Fees*	—	2,793	—	2,094
Redemptions	(2,711,685)	(34,914,554)	(4,875,860)	(61,665,711)

Net decrease	(609,027)	$(5,214,243)	(2,759,370)	$(33,511,440)

Total Net Decrease	(1,108,358)	$(11,607,365)	(3,563,608)	$(43,885,547)

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2021, these adjustments were to increase paid-in capital by $895,831 and decrease total distributable earnings by $895,831. These permanent differences were primarily attributable to the utilization of earnings and profits on shareholder

33

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2021

redemptions (a tax accounting practice known as equalization). Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2021, the tax character of distributions paid by the Fund was $2,420,135 of ordinary income dividends and $5,753,577 of long-term capital gains dividends. For the year ended April 30, 2020, the tax character of distributions paid by the fund was $3,190,381 of ordinary income dividends and $11,662,903 of long-term capital gains dividends. Distributions from net investment income and short-term gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation	Undistributed Long-Term Capital Gains	Total Distributable Earnings
$432,361	$59,845,474	$7,455,195	$67,733,030

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

As of April 30, 2021, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$121,355,329

Gross unrealized appreciation	$60,145,135
Gross unrealized depreciation	(299,661)

Net unrealized appreciation	$59,845,474

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2021. For the year ended April 30, 2021, the Fund had no short-term capital loss deferrals, no long-term capital gain deferrals or ordinary deferrals.

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2021, the Fund did not have any capital loss carryforwards.

34

EIC VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2021

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

EIC VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of EIC Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of EIC Value Fund (the “Fund”) (one of the series constituting FundVantage Trust (the “Trust”)), including the portfolio of investments, as of April 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting FundVantage Trust) at April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Equity Investment Corporation investment companies since 2012.

Philadelphia, Pennsylvania

June 24, 2021

36

EIC VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2021, the Fund paid $2,420,135 of ordinary income dividends and $5,753,577 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations received is 1.07%.

The percentage of the ordinary income distribution paid by the EIC Value Fund during 2021 which was derived from U.S. Treasury securities was 0.11%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2021. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

The Fund designated $13,920,644, as long-term capital gains distributions during the year ended April 30, 2021. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

37

EIC VALUE FUND

Shareholder Tax Information

(Unaudited)

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

38

EIC VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 430-6487 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Consideration of Investment Advisory Agreement

At a meeting held by videoconference on December 2-3, 2020 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between Equity Investment Corporation (“EIC” or the “Adviser”) and the Trust (the “EIC Agreement”) on behalf of the EIC Value Fund (the “EIC Fund”). At the Meeting, the Board considered the continuation of the EIC Agreement with respect to the EIC Fund for an additional one-year period.

In determining whether to continue the EIC Agreement for an additional one-year period, the Trustees, including the Independent Trustees, considered information provided by EIC in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “EIC 15(c) Response”) regarding (i) the services performed by EIC for the EIC Fund, (ii) the composition and qualifications of EIC’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the EIC Fund, (iv) investment performance of the EIC Fund, (v) the financial condition of EIC, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the EIC Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on EIC’s ability to service the EIC Fund, and (x) compliance with the EIC Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the information in the EIC 15(c) Response, the Trustees received additional

39

EIC VALUE FUND

Other Information (Continued)

(Unaudited)

information at Board meetings throughout the year covering matters such as the relative performance of the EIC Fund; compliance with the EIC Fund’s investment objective, policies, strategy and limitations; the compliance of portfolio management personnel with applicable codes of ethics; and the adherence to pricing procedures as established by the Board.

The Board considered additional information provided by representatives from EIC invited to participate in the Meeting regarding EIC’s history, performance, investment strategy, and compliance program. Representatives of EIC responded to questions from the Board. In addition to the foregoing information, the Trustees also considered all other factors they believed to be relevant to considering the continuation of the EIC Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the EIC Fund and EIC, as provided by the terms of the EIC Agreement, including the advisory fee under the EIC Agreement, was fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services provided by EIC to the EIC Fund. The Trustees considered EIC’s personnel and the depth of EIC’s personnel who provide investment management services to the EIC Fund and their experience. Based on the EIC 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided by EIC are appropriate and consistent with the terms of the EIC Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the EIC Fund is likely to benefit from the continued provision of those services, (iv) EIC has sufficient personnel, with the appropriate skills and experience, to serve the EIC Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the EIC Fund is likely to continue under the EIC Agreement.

The Board discussed EIC’s business continuity plan, and its ability to continue to manage the EIC Fund effectively in light of the recent volatility in financial markets as a result of the COVID-19 virus outbreak.

The Trustees considered the investment performance for the EIC Fund and EIC. The Trustees reviewed the historical performance charts for the year-to-date, one year, three year, five year and since inception periods ended September 30, 2020 as applicable for the EIC Fund, the Lipper US Large Cap Value Funds Index, the EIC Fund’s applicable Lipper index, the S&P 500 Index, and the Russell 3000 Value Index on a total return basis. The Trustees noted that the Institutional Class shares of the EIC Fund underperformed the Lipper US Large Cap Value Funds Index and the S&P 500 Index for the year-to-date, one year, three year, five year, and since inception periods ended September 30, 2020. They further noted that the Institutional Class shares of the EIC Fund outperformed the Russell 3000 Value Index for the

40

EIC VALUE FUND

Other Information (Concluded)

(Unaudited)

year-to-date, one year and three year periods ended September 30, 2020 and underperformed the Russell 3000 Value Index for the five year and since inception periods ended September 30, 2020.

The Trustees also considered information regarding EIC’s advisory fee and an analysis of these fees in relation to the delivery of services to the EIC Fund and any other ancillary benefit resulting from EIC’s relationship with the EIC Fund. The Trustees considered the fees that EIC charges to its separately managed accounts, and evaluated the explanations provided by EIC as to differences in fees charged to the EIC Fund and separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the EIC Fund versus other funds in the EIC Fund’s Lipper category with $250 million or less in assets (the “Peer Group”). The Trustees noted that, for the EIC Fund’s Institutional Class shares, the contractual advisory fee was higher than the median contractual advisory fee of the Peer Group and the net total expense ratio was lower than the median net total expense ratio of the Peer Group as of April 30, 2020. The Trustees concluded that the advisory fees and services provided by EIC are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the EIC Fund based on the information provided at the Meeting.

The Trustees considered the costs of the services provided by EIC, the compensation and benefits received by EIC in providing services to the EIC Fund, the profitability and certain additional information related to the financial condition of EIC. In addition, the Trustees considered any direct or indirect revenues received by affiliates of EIC.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the EIC Fund grows, and whether the Advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the EIC Fund increase as a result of breakpoint reductions in the Advisory fee rate at specific asset levels which are reflected in the fee schedule of the EIC Agreement. In addition, the Trustees also considered the Adviser’s efforts to grow the EIC Fund’s assets as economies of scale may be achieved due to the ability of the EIC Fund to spread its fixed costs across a larger asset base.

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the continuation of the EIC Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

41

EIC VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (855) 430-6487.

42

EIC VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (855) 430-6487.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33

Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

43

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	33	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board.	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33

Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

44

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33

Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33

Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

45

EIC VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

46

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Equity Investment Corporation

1776 Peachtree Street, NW

Suite 600S

Atlanta, GA 30309

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of

FundVantage Trust

Class A

Class C

Institutional Class

ANNUAL

REPORT

April 30, 2021

IMPORTANT NOTICE: As permitted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary. Instead, shareholder reports are available on the EIC Value Fund’s website (www.eicatlanta.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Fund, call toll-free at (855) 430-6487 or write to:

EIC Value Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

      EIC-0421

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report

April 30, 2021 (Unaudited)

Dear Shareholder:

U.S. Economy

The economy’s strength in 2021 might seem virtually assured as vaccine rollouts continue, businesses reopen, and massive emergency fiscal and monetary stimulus programs prop up consumer demand and help to sustain favorable financial market conditions. However, the longer-term trajectory for the economy is less certain as these emergency measures are ultimately scaled back in the future. The Biden Administration addressed some of this uncertainty recently with the unveiling of the American Jobs Plan, which initially calls for $2.25 trillion of investments over eight years to boost jobs by improving the country’s infrastructure. The proposed plan would be funded by an increase in the corporate tax rate from 21% to 28% and higher taxes on foreign earnings. While obtaining congressional support for the tax increases may be a challenge, there appears to be bipartisan agreement that infrastructure enhancements are critical to maintaining U.S. competitiveness in the global economy.

Bond prices came under pressure in the first quarter of 2021 as investors demanded higher interest rates to compensate for an expected uptick in inflation as the global economy moves towards recovery. The yield on the 10-year U.S. Treasury notes jumped from 0.91% at the end of last year to 1.74% on March 31 – the highest level in 14 months. While interest rates seem likely to trend higher as the year progresses, putting further pressure on bond prices, the pace and magnitude of future increases should slow. Long-term rates have normalized in recent months, returning to pre-pandemic levels and the long-term inflation outlook remains subdued. Interest rates remain extremely low abroad, which could serve to keep a lid on U.S. rates. Importantly, at this time indicators are that the Federal Reserve remains committed to maintaining short-term interest rates at close to 0% through 2023, which is likely to sustain investor demand for higher-yielding longer maturity bonds.

Municipal Market

While the municipal bond market over the last year was characterized by pockets of extreme volatility, the one-year return was strongly positive. Volatility was driven by pandemic-related concerns as well as political and tax uncertainties. At the onset of the pandemic last March, municipal bonds came under heavy selling pressure in a flight to safety. Meanwhile, fearful investors were drawn to the relative safety of U.S. Treasury securities with little sensitivity to relative yield. This resulted in the municipal bond to Treasury yield ratio briefly increasing to a record 800% for shorter-maturity issues. Risk tolerant, opportunistic investors were drawn to this yield spread opportunity and in subsequent months, as municipal bond prices were bid up, the yield relationship between municipal bonds and treasuries normalized. While municipal bond prices at present are no longer the bargain they were relative to treasuries, prices could be supported by taxation and supply-related developments. Tax law changes during the previous Administration have prevented issuers from pre-refunding tax-exempt bonds with new tax-exempt bonds. This has resulted in reduced supplies of newly issued tax-exempt bonds. We expect that trend to continue. At the same time, we expect strong investor demand for tax-exempt bonds due to the prospects for higher personal income tax rates nationally and locally. Additionally, credit quality is likely to benefit from Federal government support directed at addressing pandemic-related strains and aging infrastructure.

Hawaii Economy

The University of Hawaii Economic Research Organization and the State Department of Business, Economic Development and Tourism (“DBEDT”) are both anticipating that Hawaii’s economy will enjoy a robust recovery from the pandemic. GDP is expected to expand by 2.7% this year compared with a contraction of 10.2% in 2020. This forecast reflects the beneficial impact of Federal fiscal stimulus of approximately $22 Billion directed at Hawaii and the State’s success

1

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report (Concluded)

April 30, 2021 (Unaudited)

in curbing the spread of the virus. The unemployment rate, which peaked in the second quarter of 2020 at 20.3%, has been gradually declining. In March of this year it stood at 9% according to the U.S. Bureau of Labor Statistics. Employment has benefited from Federal fiscal support as well as the State’s “Safe Travels Program”, which has reopened domestic travel to the islands. The recovery of international travel has lagged as many countries have been slower to vaccinate their populations. DBEDT expects 5.5 million visitors in 2021 – an increase of almost 103% from 2020. A further strengthening in tourism is expected over the next few years fueled by pent-up demand and Hawaii’s distinction of generally being a safe destination.

Fund Performance

The Pacific Capital Tax-Free Securities Fund (PTXFX) had a total return of 5.54% for the year ended April 30, 2021 and underperformed the Bloomberg Barclays Capital Hawaii Municipal Bond Index return of 6.13% for the same period. The Fund’s higher quality and shorter duration contributed to the Fund’s under-performance. The Pacific Capital Tax-Free Short Intermediate Securities Fund (PTFSX) had a total return of 3.04% for the year ended April 30, 2021, and outperformed the Bloomberg Barclays Capital Hawaii 3-Year Municipal Bond Index return of 2.46% for the same period. The outperformance was due to being invested in securities that were longer than the benchmark duration. Total return reflects the market fluctuation of the share price as well as reinvested dividends.

Outlook and Strategy

While we remain comfortable with the credit standing of our Hawaii issuers, the State’s dependence on tourism could produce occasional bouts of price volatility on any setbacks in the travel industry’s recovery. However, at present, Hawaii appears to be on a pathway of improvement.

PTFSX is overweighed in the 0-2 and 4+ year segments of yield curve, areas where we find the most attractive valuation and diversification opportunities. PTXFX has a slightly shorter duration1 than the index in an attempt to reduce interest rate risk. Overall, we look forward to the potential for higher rates as our shorter maturities mature.

These comments reflect the investment advisor’s views in general regarding the market and the economy and are compiled from Asset Management Group of Bank of Hawaii (“AMG”) research. These comments reflect opinions as of the date written and are subject to change.

This letter is intended to assist shareholders in understanding how the Funds performed for the period ending April 30, 2021 and reflects the views of the investment advisor as of the date written. Of course, these views may change and do not guarantee the future performance of the Funds or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

All mutual fund investing involves risk, including possible loss of principal. The Funds are non-diversified, which means that a portion of the Funds’ assets may be invested in one or fewer companies or sectors. The Funds could fluctuate in value more than a diversified fund.

[1]

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

2

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2021 (Unaudited)

Credit Quality as of April 30, 2021

(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Fund, and not the Fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

The Pacific Capital Tax-Free Securities Fund (the “Fund”) seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•  Top-down macroeconomic analysis of interest rate trends

•  Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•  As of April 30, 2021, AMG manages $973.5 million in mutual fund assets. In addition, AMG personnel also manage approximately $243.2 million in assets on behalf of Bank of Hawaii clients.

3

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data (Continued)

April 30, 2021 (Unaudited)

Average Annual Total Returns for the Years Ended April 30, 2021
	1 Year	3 Year	5 Year	10 Year
Class Y	5.54%	4.65%	2.87%	3.60%
Bloomberg Barclays Capital Hawaii Municipal Bond Index	6.13%	4.95%	3.14%	4.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost; and current performance may be lower or higher than the performance data quoted. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

As stated in the current prospectus dated September 1, 2020, the Fund’s “Total Annual Fund Operating Expenses” are 0.29%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver” are 0.09%, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”) until August 31, 2021. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”).

Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

4

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2021 (Unaudited)

The performance of the Fund is measured against the Bloomberg Barclays Capital Hawaii Municipal Bond Index, a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

5

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data

April 30, 2021 (Unaudited)

Credit Quality as of April 30, 2021

(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Fund, and not the Fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, short-intermediate term, tax-exempt

Investment Objective

The Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Fund”) seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. The Fund seeks to provide greater price stability than a long-term bond fund.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•  Top-down macroeconomic analysis of interest rate trends

•  Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (“AMG”)

•  As of April 30, 2021, AMG manages $973.5 million in mutual fund assets. In addition, AMG personnel also manage approximately $243.2 in assets on behalf of Bank of Hawaii clients.

6

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Continued)

April 30, 2021 (Unaudited)

Average Annual Total Returns for the Years Ended April 30, 2021
	1 Year	3 Year	5 Year	10 Year
Class Y	3.04%	2.68%	1.55%	1.45%
Bloomberg Barclays Capital Hawaii 3-Year Municipal Bond Index	2.46%	2.85%	1.71%	1.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost; and current performance may be lower or higher than the performance data quoted. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

As stated in the current prospectus dated September 1, 2020, the Fund’s “Total Annual Fund Operating Expenses” are 0.45%, and the Fund’s “Total Annual Fund Operating Expense After Fee Waiver” are 0.25%, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”) until August 31, 2021. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”).

Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

7

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2021 (Unaudited)

The performance of the Fund is measured against the Bloomberg Barclays Capital Hawaii 3-Year Municipal Bond Index, which is the 2-4 year component of the Bloomberg Barclays Capital Hawaii Municipal Bond Index and is a rules-based, market-value weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

8

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure

April 30, 2021

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2020 through April 30, 2021 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2021

(Unaudited)

		Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*	Expense Ratio During Period**
Pacific Capital Tax-Free Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,014.70	$0.60	0.12%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,024.20	0.60	0.12%

Pacific Capital Tax-Free Short Intermediate Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,007.80	$1.39	0.28%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,023.41	1.40	0.28%

*

Expense are equal to an annualized expense ratio for the six-month period ended April 30, 2021, multiplied by average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Funds’ ending account values on the first line in each table are based on the actual six-month total returns of 1.47% for the Pacific Capital Tax-Free Securities Fund and 0.78% for the Pacific Capital Tax-Free Short Intermediate Securities Fund.

**	Annualized.

10

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — 98.9%
Arizona — 2.5%
Phoenix Civic Improvement Corp. Revenue, Civic Plaza, Convertible CAB, OID, Series B, 5.50%, 07/01/31, (NATL-RE Insured)	5,000,000	6,875,362

California — 1.7%
Norwalk-La Mirada Unified School District GO, CAB, OID, Series B, 0.00%, 08/01/27, (AGM-CR, FGIC Insured)(b)	5,000,000	4,672,203

Hawaii — 92.7%
Hawaii County GO, Series A, Refunding, Callable 03/01/27 at 100, 5.00%, 09/01/31	5,045,000	6,148,169
Hawaii County GO, Series A, Refunding, Callable 03/01/27 at 100, 5.00%, 09/01/34	4,775,000	5,778,240
Hawaii County GO, Series A, Refunding, Callable 09/01/30 at 100, 4.00%, 09/01/40	1,000,000	1,196,717
Hawaii Housing Finance & Development Corp. Revenue, Multi-Family Housing, Iwilei Apartments, Series A, Callable 07/01/22 at 100, 3.75%, 01/01/31	3,120,000	3,202,318

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii Housing Finance & Development Corp. Revenue, Series B, Callable 07/01/21 at 100, 3.88%, 07/01/25, (GNMA/FNMA/FHLMC Insured)	820,000	823,525
Hawaii State Airports System Revenue, AMT, OID, COP, Callable 08/01/23 at 100, 5.00%, 08/01/28	400,000	438,027
Hawaii State Airports System Revenue, AMT, Refunding, Callable 07/01/21 at 100, 5.00%, 07/01/23	500,000	505,179
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/28 at 100, 5.00%, 07/01/31	1,275,000	1,586,153
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/28 at 100, 5.00%, 07/01/33	500,000	618,264
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/30 at 100, 4.00%, 07/01/35	2,000,000	2,374,927
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/25 at 100, 5.00%, 07/01/41	4,000,000	4,607,686
Hawaii State Airports System Revenue, Series A, AMT, Callable 07/01/28 at 100, 5.00%, 07/01/48	1,500,000	1,814,167

The accompanying notes are an integral part of the financial statements.

11

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, OID, Refunding, 4.00%, 07/01/23	500,000	540,559
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, OID, Refunding, Callable 07/01/29 at 100, 5.00%, 07/01/29	220,000	240,426
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Refunding, 5.00%, 07/01/23	100,000	110,264
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Refunding, Callable 07/01/23 at 100, 5.00%, 07/01/26	1,330,000	1,457,708
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Callable 10/01/24 at 100, 3.50%, 10/01/49	2,750,000	2,872,130
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Refunding, 3.10%, 05/01/26	3,550,000	3,898,907

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Refunding, Callable 03/01/27 at 100, 4.00%, 03/01/37	1,610,000	1,788,643
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, MWC, Refunding, Callable 07/01/29 at 100, 3.20%, 07/01/39	4,200,000	4,569,075
Hawaii State Department of Budget & Finance Revenue, Mid-Pacific Projects, Refunding, 4.00%, 01/01/30	225,000	259,080
Hawaii State Department of Budget & Finance Revenue, Mid-Pacific Projects, Refunding, Callable 01/01/30 at 100, 4.00%, 01/01/31	250,000	285,853
Hawaii State Department of Budget & Finance Revenue, Queens Health System, Series A, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/35	10,000,000	11,629,615
Hawaii State Department of Budget & Finance Revenue, Special Purpose Revenue, Kahala Nui, Refunding, Callable 11/15/22 at 100, 5.00%, 11/15/27	1,790,000	1,903,672

The accompanying notes are an integral part of the financial statements.

12

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Special Purpose Revenue, Kahala Nui, Refunding, Callable 11/15/22 at 100, 5.13%, 11/15/32	550,000	581,588
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, 5.00%, 04/01/24	500,000	566,570
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, Callable 04/01/27 at 100, 5.00%, 04/01/28	945,000	1,165,981
Hawaii State Department of Hawaiian Home Lands Revenue, Refunding, Callable 04/01/27 at 100, 5.00%, 04/01/32	335,000	405,465
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Refunding, COP, Callable 11/01/27 at 100, 5.00%, 11/01/28	1,170,000	1,472,036
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Refunding, COP, Callable 11/01/27 at 100, 5.00%, 11/01/30	800,000	994,262

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Refunding, COP, Callable 11/01/27 at 100, 5.00%, 11/01/31	815,000	1,009,552
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/22	155,000	159,337
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/25	895,000	920,044
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/27	1,120,000	1,151,340
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/27	805,000	827,525
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/30	805,000	827,525
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/31	1,730,000	1,778,409
Hawaii State GO, Series DZ, Unrefunded portion, Callable 12/01/21 at 100, 5.00%, 12/01/29	300,000	308,483
Hawaii State GO, Series DZ, Unrefunded portion, Callable 12/01/21 at 100, 5.00%, 12/01/30	1,235,000	1,269,922

The accompanying notes are an integral part of the financial statements.

13

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DZ, Unrefunded portion, Prerefunded, Callable 12/01/21 at 100, 5.00%, 12/01/31	1,095,000	1,125,964
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/24	55,000	59,016
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/26	90,000	96,572
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/27	1,000,000	1,073,019
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/27	90,000	96,572
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/28	740,000	794,034
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/28	20,000	21,460
Hawaii State GO, Series EE, Unrefunded portion, Callable 11/01/22 at 100, 5.00%, 11/01/24	100,000	107,302
Hawaii State GO, Series EE, Unrefunded portion, Callable 11/01/22 at 100, 5.00%, 11/01/26	1,365,000	1,464,671
Hawaii State GO, Series EE, Unrefunded portion, Callable 11/01/22 at 100, 5.00%, 11/01/27	345,000	370,191

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EE, Unrefunded portion, Callable 11/01/22 at 100, 5.00%, 11/01/28	340,000	364,826
Hawaii State GO, Series EF, Refunding, Callable 11/01/22 at 100, 5.00%, 11/01/24	500,000	536,136
Hawaii State GO, Series EH, Prerefunded 08/01/23 at 100, 5.00%, 08/01/24	305,000	337,945
Hawaii State GO, Series EH, Prerefunded, ETM, 5.00%, 08/01/23	445,000	493,068
Hawaii State GO, Series EH, Prerefunded, ETM, 5.00%, 08/01/23	120,000	132,962
Hawaii State GO, Series EH, Unrefunded portion, 5.00%, 08/01/23	345,000	382,292
Hawaii State GO, Series EH, Unrefunded portion, Callable 08/01/23 at 100, 5.00%, 08/01/24	895,000	991,103
Hawaii State GO, Series EL, Refunding, 5.00%, 08/01/23	1,000,000	1,108,093
Hawaii State GO, Series EO, Callable 08/01/24 at 100, 5.00%, 08/01/32	1,285,000	1,468,503
Hawaii State GO, Series EO, Prerefunded 08/01/24 at 100, 5.00%, 08/01/26	140,000	161,309

The accompanying notes are an integral part of the financial statements.

14

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EO, Unrefunded portion, Callable 08/01/24 at 100, 5.00%, 08/01/26	2,660,000	3,053,765
Hawaii State GO, Series EP, Refunding, 5.00%, 08/01/24	1,000,000	1,152,235
Hawaii State GO, Series EY, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/27	3,040,000	3,627,250
Hawaii State GO, Series EZ, Refunding, 5.00%, 10/01/21	340,000	346,785
Hawaii State GO, Series FB, 5.00%, 04/01/25	5,000,000	5,899,327
Hawaii State GO, Series FB, Callable 04/01/26 at 100, 4.00%, 04/01/29	2,000,000	2,297,028
Hawaii State GO, Series FG, Callable 10/01/26 at 100, 5.00%, 10/01/30	10,000,000	12,221,806
Hawaii State GO, Series FG, Callable 10/01/26 at 100, 4.00%, 10/01/35	1,000,000	1,141,487
Hawaii State GO, Series FK, Callable 05/01/27 at 100, 5.00%, 05/01/33	2,500,000	3,072,862
Hawaii State GO, Series FK, Callable 05/01/27 at 100, 4.00%, 05/01/37	2,000,000	2,297,740
Hawaii State GO, Series FN, Refunding, 5.00%, 10/01/26	2,500,000	3,089,796

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series FT, Callable 01/01/28 at 100, 5.00%, 01/01/36	4,000,000	4,971,606
Hawaii State GO, Series FT, Callable 01/01/28 at 100, 5.00%, 01/01/38	1,950,000	2,412,278
Hawaii State GO, Series FW, Callable 01/01/29 at 100, 4.00%, 01/01/34	2,000,000	2,380,355
Hawaii State Harbor System Revenue, Series A, AMT, Refunding, Callable 07/01/30 at 100, 4.00%, 07/01/37	5,000,000	5,875,528
Hawaii State Highway Fund Revenue, Series A, Callable 07/01/24 at 100, 5.00%, 01/01/31	1,085,000	1,234,903
Hawaii State Highway Fund Revenue, Series A, Callable 01/01/29 at 100, 5.00%, 01/01/37	3,500,000	4,415,834
Hawaii State Highway Fund Revenue, Series A, Prerefunded 01/01/22 at 100, 5.00%, 01/01/27	5,490,000	5,667,733
Hawaii State Highway Fund Revenue, Series A, Prerefunded 01/01/22 at 100, 5.00%, 01/01/28	1,120,000	1,156,259
Hawaii State Highway Fund Revenue, Series B, Refunding, Callable 07/01/26 at 100, 5.00%, 01/01/29	5,000,000	6,066,575

The accompanying notes are an integral part of the financial statements.

15

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/34 at 100, 3.00%, 07/01/34	650,000	732,114
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/30 at 100, 4.00%, 07/01/35	1,770,000	2,160,317
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/35 at 100, 4.00%, 07/01/35	730,000	907,324
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/36 at 100, 4.00%, 07/01/36	1,010,000	1,256,223
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/50 at 100, 5.00%, 07/01/50	3,000,000	3,925,893
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/24 at 100, 5.00%, 07/01/25	1,500,000	1,716,899

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/22 at 100, 5.00%, 07/01/25	250,000	264,178
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/22 at 100, 5.00%, 07/01/26	3,125,000	3,302,219
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/24 at 100, 5.00%, 07/01/27	850,000	977,515
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/25	1,355,000	1,453,940
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/26	1,000,000	1,073,019
Honolulu City & County GO, Series A, Callable 10/01/27 at 100, 5.00%, 10/01/27	500,000	596,587
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/31	2,175,000	2,583,651

The accompanying notes are an integral part of the financial statements.

16

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/31	450,000	482,858
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/32	1,970,000	2,113,847
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/35	3,075,000	3,632,172
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/37	1,000,000	1,176,442
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/38	1,040,000	1,221,529
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/39	1,000,000	1,173,128
Honolulu City & County GO, Series A, Callable 09/01/27 at 100, 5.00%, 09/01/41	1,390,000	1,692,384
Honolulu City & County GO, Series A, ETM, 5.00%, 11/01/22	2,000,000	2,146,038
Honolulu City & County GO, Series A, Refunding, Callable 11/01/22 at 100, 4.00%, 11/01/37	1,000,000	1,044,022

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series B, Callable 11/01/22 at 100, 5.00%, 11/01/23	2,050,000	2,196,876
Honolulu City & County GO, Series B, Refunding, 5.00%, 10/01/22	1,000,000	1,069,089
Honolulu City & County GO, Series B, Refunding, 5.00%, 10/01/25	2,300,000	2,762,108
Honolulu City & County GO, Series B, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/26	500,000	598,519
Honolulu City & County GO, Series B, Refunding, Honolulu Rail Transit Project, 4.00%, 09/01/26	1,215,000	1,436,473
Honolulu City & County GO, Series C, Callable 08/01/29 at 100, 4.00%, 08/01/36	1,400,000	1,680,146
Honolulu City & County GO, Series C, Callable 07/01/30 at 100, 4.00%, 07/01/39	1,050,000	1,261,315
Honolulu City & County GO, Series C, Callable 08/01/29 at 100, 4.00%, 08/01/43	2,000,000	2,359,977
Honolulu City & County GO, Series C, Callable 07/01/30 at 100, 5.00%, 07/01/45	500,000	641,223

The accompanying notes are an integral part of the financial statements.

17

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series C, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/27	2,000,000	2,386,349
Honolulu City & County GO, Series C, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/29	4,115,000	4,890,123
Honolulu City & County GO, Series C, Refunding, Callable 10/01/33 at 100, 4.00%, 10/01/33	500,000	561,912
Honolulu City & County GO, Series E, Refunding, Callable 09/01/27 at 100, 5.00%, 09/01/30	1,500,000	1,871,949
Honolulu City & County GO, Series F, Refunding, Callable 07/01/31 at 100, 5.00%, 07/01/31	225,000	300,683
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Series A, Callable 07/01/29 at 100, 4.00%, 07/01/34	2,130,000	2,583,974
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Series B, Refunding, 5.00%, 07/01/29	250,000	329,756
Honolulu City & County Wastewater System Revenue, Junior Series A, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/30	4,000,000	4,687,534

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/26	1,000,000	1,187,237
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/27	325,000	385,113
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Series A, Callable 07/01/25 at 100, 5.00%, 07/01/29	395,000	469,856
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Series A, Callable 01/01/28 at 100, 5.00%, 07/01/36	2,000,000	2,475,544
Honolulu City & County Wastewater System Revenue, Senior Series B, Refunding, Callable 07/01/26 at 100, 5.00%, 07/01/35	125,000	150,610
Kauai County GO, 5.00%, 08/01/23	395,000	437,508
Kauai County GO, 5.00%, 08/01/27	250,000	315,725
Kauai County GO, Callable 08/01/27 at 100, 5.00%, 08/01/31	250,000	309,362

The accompanying notes are an integral part of the financial statements.

18

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Kauai County GO, Callable 08/01/27 at 100, 4.00%, 08/01/33	295,000	343,444
Kauai County GO, Callable 08/01/27 at 100, 5.00%, 08/01/42	775,000	937,271
Kauai County GO, OID, Series A, Callable 08/01/21 at 100, 3.25%, 08/01/23	1,195,000	1,203,946
Kauai County GO, OID, Series A, Callable 08/01/22 at 100, 3.13%, 08/01/27	1,300,000	1,347,461
Kauai County GO, Series A, Refunding, 5.00%, 08/01/22	400,000	424,211
Kauai County GO, Series A, Refunding, 5.00%, 08/01/24	930,000	1,070,926
Maui County GO, Refunding, 5.00%, 06/01/21	650,000	652,398
Maui County GO, Refunding, 5.00%, 06/01/23	300,000	329,980
Maui County GO, Refunding, 5.00%, 09/01/28	975,000	1,262,032
Maui County GO, Refunding, Callable 03/01/30 at 100, 3.00%, 03/01/31	500,000	569,083
Maui County GO, Refunding, Callable 09/01/28 at 100, 4.00%, 09/01/31	5,305,000	6,317,965
Maui County GO, Refunding, Callable 09/01/25 at 100, 3.00%, 09/01/32	195,000	207,528

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
University of Hawaii Revenue, Series B, Refunding, 4.00%, 10/01/24	165,000	185,569
University of Hawaii Revenue, Series B, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/35	1,000,000	1,174,271
University of Hawaii Revenue, Series E, Refunding, 5.00%, 10/01/24	3,000,000	3,475,586
University of Hawaii Revenue, Series E, Refunding, Callable 10/01/26 at 100, 5.00%, 10/01/31	1,000,000	1,216,747
University of Hawaii Revenue, Series F, Refunding, Callable 10/01/27 at 100, 5.00%, 10/01/36	3,000,000	3,691,598
University of Hawaii Revenue, Series F, Refunding, Callable 10/01/27 at 100, 5.00%, 10/01/37	2,000,000	2,455,524

		255,500,333

Massachusetts — 0.4%
Arlington Town GO, Callable 09/15/32 at 100, 3.00%, 09/15/32	1,000,000	1,137,409

Texas — 1.6%
Galveston County GO, CAB, OID, Series RD, 0.00%, 02/01/24, (NATL-RE Insured)(b)	2,630,000	2,607,204

The accompanying notes are an integral part of the financial statements.

19

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Concluded)

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Texas — (Continued)
Houston Combined Utility System Revenue, Unrefunded Balance CAB, OID, Junior Series A, Refunding, 0.00%, 12/01/27, (AGM Insured)(b)	2,000,000	1,858,200

		4,465,404

TOTAL MUNICIPAL BONDS (Cost $254,799,774).		272,650,711

	Shares

REGISTERED INVESTMENT COMPANY — 0.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(a)	2,145,378	2,145,378

TOTAL REGISTERED INVESTMENT COMPANY (Cost $2,145,378)		2,145,378

TOTAL INVESTMENTS - 99.7% (Cost $256,945,152)		274,796,089
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%		851,719

NET ASSETS - 100.0%		$275,647,808

(a)	Rate periodically changes. Rate disclosed is the 7-day yield at April 30, 2021.
(b)	Zero coupon bond.

Portfolio holdings are subject to change at any time.

AGM	Assured Guaranty Municipal Corp.
AGM-CR	Assured Guaranty Municipal Corp.
Custodial Receipts
AMT	Alternative Minimum Tax
COP	Certificate of Participation
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage
Association
GO	General Obligation
MWC	Make Whole Callable
NATL-RE	National Reinsurance Corp.
OID	Original Issue Discount

The accompanying notes are an integral part of the financial statements.

20

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — 98.2%
Arizona — 1.8%
Tempe City Excise Tax Revenue, Series A, Callable 07/01/21 at 100, 5.00%, 07/01/22	900,000	906,994

Hawaii — 94.0%
Hawaii County GO, Series A, Callable 03/01/26 at 100, 5.00%, 09/01/26	200,000	241,533
Hawaii County GO, Series A, Refunding, 5.00%, 09/01/24	320,000	368,692
Hawaii County GO, Series D, Refunding, 4.00%, 09/01/26	500,000	588,263
Hawaii State Airports System Revenue, AMT, COP, Callable 08/01/23 at 100, 5.00%, 08/01/27	295,000	323,183
Hawaii State Airports System Revenue, AMT, ETM, Refunding, 5.00%, 07/01/21	1,000,000	1,007,544
Hawaii State Airports System Revenue, AMT, OID, Refunding, Callable 07/01/21 at 100, 4.13%, 07/01/24	500,000	503,024
Hawaii State Airports System Revenue, Series A, AMT, 5.00%, 07/01/30	1,000,000	1,309,449
Hawaii State Airports System Revenue, Series B, 5.00%, 07/01/27	1,010,000	1,265,865

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Refunding, 3.25%, 01/01/25	500,000	541,617
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, Refunding, 3.10%, 05/01/26	2,610,000	2,866,521
Hawaii State Department of Budget & Finance Revenue, Pacific Health Obligation, Refunding, 5.00%, 07/01/22	320,000	337,800
Hawaii State Department of Budget & Finance Revenue, Pacific Health Obligation, Refunding, 5.00%, 07/01/22	220,000	232,238
Hawaii State Department of Budget & Finance Revenue, Pacific Health Obligation, Refunding, Callable 07/01/23 at 100, 5.00%, 07/01/26	200,000	219,204
Hawaii State Department of Budget & Finance Revenue, Refunding, 5.00%, 11/15/21	210,000	215,275
Hawaii State Department of Budget & Finance Revenue, Series A, Queens Health System, Refunding, 5.00%, 07/01/21	120,000	120,917

The accompanying notes are an integral part of the financial statements.

21

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Series A, Queens Health System, Refunding, 5.00%, 07/01/22	255,000	269,215
Hawaii State Department of Budget & Finance Revenue, Series A, Queens Health System, Refunding, 5.00%, 07/01/24	525,000	600,379
Hawaii State Department of Budget & Finance Revenue, Series A, Queens Health System, Refunding, 5.00%, 07/01/25	510,000	603,406
Hawaii State Department of Budget & Finance Revenue, Series A, Queens Health System, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/27	550,000	648,245
Hawaii State GO, Series DZ, Prerefunded, Callable 12/01/21 at 100, 5.00%, 12/01/22	290,000	298,115
Hawaii State GO, Series DZ, Prerefunded, Callable 12/01/21 at 100, 5.00%, 12/01/23	190,000	195,317
Hawaii State GO, Series DZ, Prerefunded, Callable 12/01/21 at 100, 5.00%, 12/01/30	1,110,000	1,141,060

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DZ, Unrefunded portion, Prerefunded, Callable 12/01/21 at 100, 5.00%, 12/01/31	360,000	370,180
Hawaii State GO, Series EA, Refunding, Callable 12/01/21 at 100, 5.00%, 12/01/23	1,420,000	1,459,489
Hawaii State GO, Series EE, ETM, 4.00%, 11/01/22	1,335,000	1,412,586
Hawaii State GO, Series EE, Prerefunded, Callable 11/01/22 at 100, 5.00%, 11/01/24	45,000	48,286
Hawaii State GO, Series EE, Prerefunded, Callable 11/01/22 at 100, 5.00%, 11/01/24	25,000	26,826
Hawaii State GO, Series EE, Prerefunded, Callable 11/01/22 at 100, 5.00%, 11/01/27	785,000	842,320
Hawaii State GO, Series EF, Refunding, Callable 11/01/22 at 100, 5.00%, 11/01/23	100,000	107,258
Hawaii State GO, Series EF, Refunding, Callable 11/01/22 at 100, 5.00%, 11/01/24	1,130,000	1,211,667

The accompanying notes are an integral part of the financial statements.

22

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EH, Prerefunded, Callable 08/01/23 at 100, 5.00%, 08/01/24	270,000	299,165
Hawaii State GO, Series EH, Prerefunded, Callable 08/01/23 at 100, 5.00%, 08/01/30	80,000	88,641
Hawaii State GO, Series EH, Unrefunded portion, Callable 08/01/23 at 100, 5.00%, 08/01/24	895,000	991,103
Hawaii State GO, Series EP, Refunding, 5.00%, 08/01/22	1,140,000	1,209,002
Hawaii State GO, Series FG, 5.00%, 10/01/22	445,000	475,548
Hawaii State GO, Series FN, Refunding, 5.00%, 10/01/22	210,000	224,416
Hawaii State GO, Series FT, 3.00%, 01/01/23	1,000,000	1,047,356
Hawaii State GO, Series FW, 5.00%, 01/01/23	530,000	572,650
Hawaii State Harbor System Revenue, Series A, Refunding, AMT, 5.00%, 07/01/26	500,000	603,000
Hawaii State Harbor System Revenue, Series A, Refunding, AMT, Callable 07/01/30 at 100, 4.00%, 07/01/31	1,000,000	1,203,271

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Highway Fund Revenue, Series A, 4.00%, 01/01/24	500,000	549,352
Hawaii State Highway Fund Revenue, Series A, Callable 07/01/24 at 100, 5.00%, 01/01/25	555,000	636,008
Hawaii State Highway Fund Revenue, Series A, Callable 01/01/22 at 100, 4.00%, 01/01/25	500,000	512,222
Hawaii State Highway Fund Revenue, Series A, Callable 01/01/22 at 100, 4.00%, 01/01/26	300,000	307,202
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/24	500,000	574,345
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, 5.00%, 07/01/22	775,000	818,857
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, 5.00%, 07/01/23	515,000	567,857
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/24 at 100, 5.00%, 07/01/26	150,000	171,486

The accompanying notes are an integral part of the financial statements.

23

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series A, Refunding, Callable 07/01/24 at 100, 5.00%, 07/01/27	245,000	281,754
Honolulu City & County GO, Honolulu Rail Transit Project, Series A, 5.00%, 09/01/24	615,000	711,237
Honolulu City & County GO, Honolulu Rail Transit Project, Series B, Refunding, 5.00%, 09/01/22	500,000	532,501
Honolulu City & County GO, Honolulu Rail Transit Project, Series B, Refunding, 5.00%, 03/01/25	1,000,000	1,177,319
Honolulu City & County GO, Series A, OID, Prerefunded, Callable 08/01/21 at 100, 4.00%, 08/01/29	20,000	20,189
Honolulu City & County GO, Series B, 5.00%, 09/01/22	1,010,000	1,075,653
Honolulu City & County GO, Series B, 5.00%, 09/01/23	125,000	139,054
Honolulu City & County GO, Series B, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/26	765,000	915,734

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series B, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/30	300,000	356,510
Honolulu City & County GO, Series C, 4.00%, 08/01/22	800,000	838,808
Honolulu City & County GO, Series C, 4.00%, 07/01/23	500,000	541,578
Honolulu City & County GO, Series C, 4.00%, 08/01/23	1,250,000	1,357,750
Honolulu City & County GO, Series C, 4.00%, 07/01/24	690,000	771,374
Honolulu City & County GO, Series C, 4.00%, 07/01/26	115,000	135,449
Honolulu City & County GO, Series D, Refunding, 5.00%, 09/01/23	560,000	622,961
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Senior Series A, Prerefunded, Callable 07/01/22 at 100, 5.00%, 07/01/23	500,000	528,355
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Series A, 5.00%, 07/01/22	500,000	528,415

The accompanying notes are an integral part of the financial statements.

24

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2021

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Series A, 5.00%, 07/01/23	1,000,000	1,104,468
Honolulu City & County Wastewater System Revenue, Junior Series A, Refunding, 5.00%, 07/01/24	675,000	774,214
Honolulu City & County Wastewater System Revenue, Senior Series A, Prerefunded, Callable 07/01/21 at 100, 5.25%, 07/01/36	35,000	35,286
Kauai County GO, Series A, Refunding, 5.00%, 08/01/24	510,000	587,282
Maui County GO, Refunding, 5.00%, 09/01/21	35,000	35,559
Maui County GO, Refunding, 5.00%, 09/01/23	1,010,000	1,122,554
Maui County GO, Refunding, 5.00%, 03/01/26	250,000	304,044
University of Hawaii Revenue, Series B, Refunding, 4.00%, 10/01/23	525,000	572,767
University of Hawaii Revenue, Series B, Refunding, 4.00%, 10/01/24	530,000	596,069
University of Hawaii Revenue, Series B, Refunding, 5.00%, 10/01/25	500,000	599,488

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
University of Hawaii Revenue, Series F, Refunding, 5.00%, 10/01/21	500,000	509,936

		47,003,263

Texas — 2.2%
Houston Independent School District GO, Refunding, Callable 02/15/24 at 100, 4.00%, 02/15/25, (PSF-GTD)	600,000	661,224
Pflugerville Independent School District GO, Refunding, Callable 02/15/24 at 100, 5.00%, 02/15/26, (PSF-GTD)	400,000	451,882

		1,113,106

Washington — 0.2%
Redmond City GO, Refunding, 2.00%, 12/01/21	100,000	101,104

TOTAL MUNICIPAL BONDS (Cost $47,808,444)		49,124,467

The accompanying notes are an integral part of the financial statements.

25

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Concluded)

April 30, 2021

	Shares	Value ($)

REGISTERED INVESTMENT COMPANY — 2.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(a)	1,014,614	$1,014,614

TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,014,614)		1,014,614

TOTAL INVESTMENTS - 100.2% (Cost $48,823,058)		50,139,081
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%		(115,753)

NET ASSETS - 100.0%		$50,023,328

(a)	Rate periodically changes. Rate disclosed is the 7-day yield at April 30, 2021.

Portfolio holdings are subject to change at any time.

AMT	Alternative Minimum Tax
COP	Certificate of Participation
ETM	Escrowed To Maturity
GO	General Obligation
MWC	Make Whole Callable
OID	Original Issue Discount
PSF-GTD	Permanent School Fund Guaranteed

The accompanying notes are an integral part of the financial statements.

26

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities

April 30, 2021

		Pacific Capital
		Tax-Free
	Pacific Capital	Short
	Tax-Free	Intermediate
	Securities	Securities
	Fund	Fund
Assets
Investments, at value*	$274,796,089	$50,139,081
Interest receivable	2,806,433	645,972
Receivable for capital shares sold	319,270	1,500
Prepaid expenses and other assets	3,917	1,065

Total assets	277,925,709	50,787,618

Liabilities
Payable for investments purchased	1,639,142	585,116
Payable for distributions to shareholders	522,012	50,129
Payable for capital shares redeemed.	47,504	70,413
Payable for audit fees	29,479	29,294
Payable for administration and accounting fees	21,979	14,177
Payable for custodian fees	8,463	4,548
Payable for shareholder reporting fees	5,563	7,822
Payable for transfer agent fees	2,414	2,412
Payable for Trustees’ and Officers’ fees	619	223
Payable for legal fees	164	73
Accrued expenses	562	83

Total liabilities	2,277,901	764,290

Net Assets	$275,647,808	$50,023,328

Net Assets consisted of:
Capital stock, $0.01 par value	$259,795	$48,679
Paid-in capital	258,688,796	48,684,161
Total distributable earnings	16,699,217	1,290,488

Net Assets	$275,647,808	$50,023,328

Class Y:
Net assets	$275,647,808	$50,023,328

Shares outstanding	25,979,537	4,867,914

Net asset value, offering and redemption price per share	$10.61	$10.28

* Investments, at cost	$256,945,152	$48,823,058

The accompanying notes are an integral part of the financial statements.

27

PACIFIC CAPITAL FUNDS

Statements of Operations

For the Year Ended April 30, 2021

		Pacific Capital
		Tax-Free
	Pacific Capital	Short
	Tax-Free	Intermediate
	Securities	Securities
	Fund	Fund
Investment income
Interest	$6,872,944	$858,014
Dividends	1,094	562

Total investment income	6,874,038	858,576

Expenses
Advisory fees (Note 2)	541,375	100,717
Administration and accounting fees	79,996	40,763
Trustees’ and officers’ fees	58,173	16,240
Legal fees	45,051	8,305
Audit fees	29,361	29,354
Custodian fees (Note 2)	22,694	5,518
Transfer agent fees (Note 2)	22,107	21,757
Shareholder reporting fees	8,736	6,956
Registration and filing fees	144	167
Other expenses	25,580	9,383

Total expenses before waivers	833,217	239,160

Less: waivers (Note 2)	(541,375)	(100,717)

Net expenses after waivers.	291,842	138,443

Net investment income	6,582,196	720,133

Net realized and unrealized gain from investments
Net realized gain from investments.	139,548	75,845
Net change in unrealized appreciation from investments	7,895,165	717,489

Net realized and unrealized gain from investments	8,034,713	793,334

Net increase in net assets resulting from operations	$14,616,909	$1,513,467

The accompanying notes are an integral part of the financial statements.

28

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	April 30, 2021	April 30, 2020
Increase in net assets from operations:
Net investment income	$6,582,196	$7,074,097
Net realized gain from investments	139,548	414,256
Net change in unrealized appreciation from investments	7,895,165	1,402,833

Net increase in net assets resulting from operations	14,616,909	8,891,186

Less dividends and distributions to shareholders from:
Total distributable earnings.	(6,582,195)	(7,074,128)

Decrease in net assets from dividends and distributions to shareholders	(6,582,195)	(7,074,128)

Increase/(Decrease) in net assets derived from capital share transactions (Note 4)	1,619,737	(17,438,683)

Total increase/(decrease) in net assets	9,654,451	(15,621,625)

Net assets
Beginning of year	265,993,357	281,614,982

End of year	$275,647,808	$265,993,357

The accompanying notes are an integral part of the financial statements.

29

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	April 30, 2021	April 30, 2020
Increase in net assets from operations:
Net investment income	$720,133	$936,320
Net realized gain from investments	75,845	76,666
Net change in unrealized appreciation from investments	717,489	89,116

Net increase in net assets resulting from operations	1,513,467	1,102,102

Less dividends and distributions to shareholders from:
Total distributable earnings.	(720,132)	(936,322)

Decrease in net assets from dividends and distributions to shareholders	(720,132)	(936,322)

Decrease in net assets derived from capital share transactions (Note 4)	(4,369,229)	(46,031)

Total increase/(decrease) in net assets	(3,575,894)	119,749

Net assets
Beginning of year	53,599,222	53,479,473

End of year	$50,023,328	$53,599,222

The accompanying notes are an integral part of the financial statements.

30

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Financial Highlights

Contained below is per share operating performance data for Class Y shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
Class Y shares	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$10.30	$10.24	$9.97	$10.15	$10.41

Net investment income	0.26	0.26	0.25	0.25	0.25
Net realized and unrealized gain/(loss) from investments	0.31	0.06	0.27	(0.18)	(0.26)

Net increase/(decrease) in net assets resulting from operations	0.57	0.32	0.52	0.07	(0.01)

Dividends and distributions to shareholders from:
Net investment income	(0.26)	(0.26)	(0.25)	(0.25)	(0.25)

Net asset value, end of year	$10.61	$10.30	$10.24	$9.97	$10.15

Total investment return(1)	5.54%	3.14%	5.30%	0.63%	(0.10)%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$275,648	$265,993	$281,615	$289,169	$314,733
Ratio of expenses to average net assets	0.11%	0.09%	0.11%	0.10%	0.10%
Ratio of expenses to average net assets without waivers(2)	0.31%	0.29%	0.31%	0.30%	0.30%
Ratio of net investment income to average net assets	2.43%	2.51%	2.50%	2.41%	2.42%
Portfolio turnover rate	9%	10%	11%	22%	15%

(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(2)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

31

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Financial Highlights

Contained below is per share operating performance data for Class Y shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the	For the	For the	For the		For the
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	April 30,	April 30,	April 30,	April 30,		April 30,
Class Y shares	2021	2020	2019	2018		2017
Per Share Operating Performance
Net asset value, beginning of year	$10.12	$10.09	$9.95	$10.14		$10.27

Net investment income	0.15	0.17	0.16	0.14		0.13
Net realized and unrealized gain/(loss) from investments	0.16	0.03	0.14	(0.19)		(0.10)

Net increase/(decrease) in net assets resulting from operations	0.31	0.20	0.30	(0.05)		0.03

Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.17)	(0.16)	(0.14)		(0.13)
Net realized gains	—	—	—	(0.00	)(1)	(0.03)

Total dividends and distributions to shareholders	(0.15)	(0.17)	(0.16)	(0.14)		(0.16)

Net asset value, end of year	$10.28	$10.12	$10.09	$9.95		$10.14

Total investment return(2)	3.04%	1.98%	3.01%	(0.49)%		0.24%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$50,023	$53,599	$53,479	$52,363		$68,075
Ratio of expenses to average net assets	0.28%	0.24%	0.34%	0.25%		0.25%
Ratio of expenses to average net assets without waivers(3)	0.48%	0.44%	0.54%	0.45%		0.45%
Ratio of net investment income to average net assets	1.43%	1.66%	1.57%	1.36%		1.24%
Portfolio turnover rate	22%	30%	34%	27%		19%

(1)	Amount is less than $0.005 per share.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(3)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

32

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

April 30, 2021

1. Organization and Significant Accounting Policies

The Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund (each a “Fund” and together the “Funds”) are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class Y shares.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

33

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 04/30/21	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Capital Tax-Free Securities Fund
Municipal Bonds	$272,650,711	$—	$272,650,711	$—
Registered Investment Company	2,145,378	2,145,378	—	—

Total	$274,796,089	$2,145,378	$272,650,711	$—

Pacific Capital Tax-Free Short Intermediate Securities Fund
Municipal Bonds	$49,124,467	$—	$49,124,467	$—
Registered Investment Company	1,014,614	1,014,614	—	—

Total	$50,139,081	$1,014,614	$49,124,467	$—

34

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values a Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds have an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds have an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2021, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

35

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

Dividends and Distributions to Shareholders — Dividends from net investment income for each Fund are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, a Fund may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against it in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Funds by their service providers. Fund management is continuing to monitor this development and evaluate its impact on the Funds.

2. Transactions with Related Parties and Other Service Providers

Investment advisory services are provided to the Funds by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund are charged an annual fee of 0.20% which is computed daily and paid monthly based upon average daily net assets. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in effect until August 31, 2021. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust (the “Trust”). While the Adviser is currently waiving its entire investment advisory fee, investors who invest in a Fund through a bank trust account may be subject to account level fees applicable to such amount charged by affiliates of the Adviser, including Bank of Hawaii’s Trust Services Group.

36

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

Fee rates for the year ended April 30, 2021, were as follows:

	Maximum Annual Advisory Fee	Net Annual Fees Paid After Contractual Waivers
Pacific Capital Tax-Free Securities Fund	0.20%	0.00%
Pacific Capital Tax-Free Short Intermediate Securities Fund	0.20%	0.00%

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and have agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer agent fees in the Statements of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Effective October 1, 2020, Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to October 1, 2020, Duff & Phelps, LLC (“D&P”) provided the Trust with a Chief Compliance Officer and an Anti-Money

37

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust. Through October 1, 2020, D&P was compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended April 30, 2021, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Pacific Capital Tax-Free Securities Fund	$30,107,029	$24,653,350
Pacific Capital Tax-Free Short Intermediate Securities Fund	10,693,063	13,006,874

The Funds are permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of the Funds. The procedures have been designed to provide assurances that any purchase or sale of securities by the Funds from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effective at the current market price.

For the year ended April 30, 2021, the Pacific Capital Tax-Free Short-Intermediate Fund engaged in security purchases of $643,905 with affiliated funds under Rule 17a-7.

4. Capital Share Transactions

For the years ended April 30, 2021 and 2020, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020

	Shares	Amount	Shares	Amount
Pacific Capital Tax-Free Securities Fund
Class Y
Sales	2,995,532	$31,849,577	2,439,852	$25,444,848
Reinvestments	3,787	40,247	3,961	41,389
Redemptions	(2,855,931)	(30,270,087)	(4,115,980)	(42,924,920)

Net increase/(decrease)	143,388	$1,619,737	(1,672,167)	$(17,438,683)

38

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020

	Shares	Amount	Shares	Amount
Pacific Capital Tax-Free Short Intermediate Securities Fund
Class Y
Sales	569,020	$5,854,474	946,792	$9,619,312
Reinvestments	433	4,453	496	5,043
Redemptions	(995,774)	(10,228,156)	(953,287)	(9,670,386)

Net decrease	(426,321)	$(4,369,229)	(5,999)	$(46,031)

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2021, there were no reclassifications.

39

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

The tax character of distributions paid during the year ended April 30, 2021, were as follows:

	Net	Total	Tax	Total
	Investment	Taxable	Exempt	Distributions
	Income	Distributions	Distributions	Paid*
Pacific Capital Tax-Free Securities Fund	$8,691	$8,691	$6,618,175	$6,626,866
Pacific Capital Tax-Free Short Intermediate Securities Fund	4,035	4,035	729,885	733,920

*	Distributions will not tie to Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

The tax character of distributions paid during the year ended April 30, 2020, were as follows:

	Net	Total	Tax	Total
	Investment	Taxable	Exempt	Distributions
	Income	Distributions	Distributions	Paid*
Pacific Capital Tax-Free Securities Fund	$53,481	$53,481	$7,025,619	$7,079,100
Pacific Capital Tax-Free Short Intermediate Securities Fund	39,003	39,003	903,310	942,313

*	Distributions will not tie to Statement of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed				Total
	Tax-Exempt	Distributions	Capital Loss	Unrealized	Distributable
	Income	Payable	Carryforwards	Appreciation	Earnings
Pacific Capital Tax-Free Securities Fund	$522,012	$(522,012)	$(1,151,720)	$17,850,937	$16,699,217
Pacific Capital Tax-Free Short Intermediate Securities Fund	39,131	(50,129)	(14,536)	1,316,022	1,290,488

40

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gain is reported as ordinary income for federal income tax purposes.

The cost for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation as of April 30, 2021 is as follows:

	Tax Cost of	Unrealized	Unrealized	Net Unrealized
	Securities	Appreciation	Depreciation	Appreciation
Pacific Capital Tax-Free Securities Fund	$256,945,152	$17,928,353	$(77,416)	$17,850,937
Pacific Capital Tax-Free Short Intermediate Securities Fund	48,823,059	1,319,442	(3,420)	1,316,022

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2021, any amount of losses elected within the tax return will not be recognized federal income tax purposes until May 1, 2021. For the year ended April 30, 2021, the Funds had no late year ordinary loss deferrals or capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2021, the Funds’ capital loss carryforward, which were comprised of both short-term losses and long-term losses, and had an unlimited period of capital loss carryover were as follows:

	Capital Loss Carryforward
	Short-Term	Long-Term
Pacific Capital Tax-Free Securities Fund	$1,138,134	$13,586
Pacific Capital Tax-Free Short Intermediate Securities Fund	14,536	—

During the year ended April 30, 2021, the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund utilized $139,548 and $75,845 of prior year capital loss carryforwards, respectively.

41

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Concluded)

April 30, 2021

6. Concentration of Credit Risk

The Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund primarily invest in debt obligations issued by the state of Hawaii and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Funds are more susceptible to factors adversely affecting issues of Hawaii municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7. Debt Investment Risk

Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

42

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of each of Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (two of the funds constituting FundVantage Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended April 30, 2021, and each of the financial highlights for each of the five years in the period ended April 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent, and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2021

We have served as the auditor of one or more Asset Management Group of the Bank of Hawaii investment companies since 2010.

43

PACIFIC CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year.

The tax character of distributions paid during the year ended April 30, 2021 were as follows:

	Net	Total	Tax	Total
	Investment	Taxable	Exempt	Distributions
	Income	Distributions	Distributions	Paid*
Pacific Capital Tax-Free Securities Fund	$8,691	$8,691	$6,618,175	$6,626,866
Pacific Capital Tax-Free Short Intermediate Securities Fund	4,035	4,035	729,885	733,920

*	Distributions will not tie to Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund is 100% and 100%, respectively.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

44

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6034 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Consideration for Continuation of Investment Advisory Agreement

At a meeting held by videoconference on March 11-12, 2021 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between the Asset Management Group of Bank of Hawaii (“AMG of BOH” or the “Adviser”) and the Trust (the “AMG of BOH Agreement”) on behalf of the Pacific Capital Tax-Free Securities Fund (“Pacific Capital TF Fund”) and Pacific Capital Tax-Free Short Intermediate Securities Fund (“Pacific Capital TFSI Fund”) (together the “Pacific Capital Funds”). At the Meeting, the Board considered the continuation of the AMG of BOH Agreement with respect to each Fund for an additional one year period.

In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, considered information provided by AMG of BOH in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “AMG of BOH 15(c) Response”) regarding (i) the services performed or to be performed by AMG of BOH for the Pacific Capital Funds, (ii) the composition and qualifications of AMG of BOH’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Pacific Capital Funds, (iv)investment performance, (v) the financial condition of Bank of Hawaii, of which AMG of BOH is a division thereof, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Pacific Capital Funds and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on AMG of BOH’s ability to service the

45

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Pacific Capital Funds, and (x) compliance with the Pacific Capital Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the information in the AMG of BOH 15(c) Response, the Trustees received additional information at Board meetings throughout the year covering matters such as the performance of each Pacific Capital Fund compared against its Lipper Index and its benchmark; compliance with the Pacific Capital Funds’ investment objectives, policies, strategy and limitations; the compliance of portfolio management personnel with applicable codes of ethics; and the adherence to pricing procedures as established by the Board.

The Board considered additional information provided by representatives from AMG of BOH invited to participate in the Meeting regarding AMG of BOH’s history, performance, investment strategy, and compliance program. Representatives of AMG of BOH responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Pacific Capital Funds and AMG of BOH, as provided by the terms of the Agreement, including the advisory fees under the Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services provided by or to be provided by AMG of BOH to the Pacific Capital Funds. The Trustees considered AMG of BOH’s personnel and the depth of AMG of BOH’s personnel who provide investment management services to the Pacific Capital Funds and their experience. Based on the AMG of BOH 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by AMG of BOH are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Pacific Capital Funds are likely to benefit from the provision of those services, (iv) AMG of BOH has sufficient personnel, with the appropriate skills and experience, to serve the Pacific Capital Funds effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Pacific Capital Funds is likely to continue under the Agreement.

The Board discussed AMG of BOH’s business continuity plan, and its ability to continue to manage the Pacific Capital Funds effectively in light of the ongoing COVID-19 pandemic, continuing federal, state and local responses thereto and related volatility in the financial markets.

The Trustees considered the investment performance for the Pacific Capital Funds (as applicable) and AMG of BOH. The Trustees reviewed historical performance charts which showed the performance of the Pacific Capital Funds as compared to their respective benchmark indices and Lipper categories

46

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

for the year-to-date, one-year, two-year, three-year, five-year, ten-year and since inception periods ended December 31, 2020, as applicable. The Trustees considered the short term and long term performance of the Pacific Capital Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.

Pacific Capital Tax-Free Securities Fund. The Trustees noted that the Pacific Capital TF Fund outperformed the Lipper Other States Intermediate Municipal Debt Funds Index for the year-to-date, one-year, three-year, five-year and ten-year periods ended December 31, 2020.

Pacific Capital Tax-Free Short Intermediate Securities Fund. The Trustees also noted that the Pacific Capital TFSI Fund underperformed the Lipper Other States Short-Intermediate Municipal Debt Funds Index for the year-to-date, one-year, three-year, five-year and ten-year periods ended December 31, 2020.

The Trustees concluded that the performance of each of the Pacific Capital Funds was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that the representatives of AMG of BOH had provided information regarding its advisory fees and an analysis of these fees in relation to the services provided to the Pacific Capital Funds and any other ancillary benefit resulting from AMG of BOH’s relationship with the Funds.

The Trustees also reviewed information regarding the fees AMG of BOH charges to certain other clients and evaluated explanations provided by AMG of BOH as to differences in fees charged to the Funds and other similarly managed accounts, where applicable. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Pacific Capital Funds versus those funds in the Fund’s applicable Lipper category (the “Peer Group”). The Trustees concluded that the advisory fees and services provided by AMG of BOH are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Funds as measured by the information provided by AMG of BOH.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to the Pacific Capital Funds:

Pacific Capital Tax-Free Securities Fund. The contractual advisory fee and net total expense ratio for the Fund were lower than the median of the contractual advisory fee and net total expense ratio of funds with a similar share class in the Lipper peer group with $500 million or less in assets. The Trustees also considered that the Adviser was currently voluntarily waiving its entire advisory fee with respect to the Fund.

47

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Pacific Capital Tax-Free Short Intermediate Securities Fund. The contractual advisory fee and net total expense ratio for the Fund were lower than the median of the contractual advisory fee and net total expense ratio of funds with a similar share class in the Lipper peer group with $250 million or less in assets. The Trustees also considered that the Adviser was currently voluntarily waiving its entire advisory fee with respect to the Fund.

The Trustees considered the costs of the services provided by AMG of BOH, the compensation and benefits received by AMG of BOH in providing services to the Pacific Capital Funds, the profitability and certain additional information related to the financial condition of Bank of Hawaii, of which AMG of BOH is a division thereof. In addition, the Trustees considered any direct or indirect revenues received by affiliates of AMG of BOH.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Pacific Capital Funds grow, and whether the advisory fee levels reflect those economies of scale for the benefit of shareholders. Because the Board concluded that economies of scale had not yet been achieved because AMG of BOH was currently waiving its entire advisory fee with respect to each of the Pacific Capital Funds, there was no need to consider whether the advisory fee adequately provided for the sharing of such economies with the Funds.

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the continuation of the AMG of BOH Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

48

PACIFIC CAPITAL FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6034.

49

PACIFIC CAPITAL FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Funds. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request by calling (888) 678-6034.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

50

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	33	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board.	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

51

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

52

PACIFIC CAPITAL FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

53

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Investment Adviser

Asset Management Group of Bank of Hawaii

111 South King Street, 4th Floor,

Honolulu, HI 96813

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PAC-0421

of

FundVantage Trust

Pacific Capital Tax-Free

Securities Fund

Pacific Capital Tax-Free

Short Intermediate Securities Fund

ANNUAL REPORT

April 30, 2021

IMPORTANT NOTE: As permitted by the Securities and Exchange Commission, paper copies of the Pacific Capital Funds’ shareholder reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary. Instead, shareholder reports are available on the Funds’ website (www.boh.com/personal/mutual-funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Funds, call toll-free at (888) 678-6034 or write to:

Pacific Capital Funds

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

Your election to receive shareholder reports in paper will apply to all Pacific Capital Funds that you hold through the financial intermediary, or directly with the Pacific Capital Funds.

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

POLEN CAPITAL MANAGEMENT

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Dear Shareholders,

One year ago, the COVID-19 pandemic had just gripped the world, and the global economy descended into a crisis. In what may be one of the most unprecedented periods in history, we saw how dependent we are upon each other to remain resolute in the face of extreme challenges and harsh realities. Today, as the world strives to progress with vaccinations and a “return to normal,” periods like these further reinforce our dedication to our “why,” which starts with our commitment to our clients.

At Polen Capital, we seek to help our clients achieve their current and future goals. We feel, very deeply, that fulfilling our responsibility to our clients requires an investment approach that focuses on the preservation of capital first and the growth of that capital second. It also means remaining focused on the long-term and adhering to our investment principles and disciplined decision-making.

Looking Back

At the beginning of the period, May 1, 2020 to April 30, 2021, markets continued to digest the onset of the global pandemic and subsequent shelter-in-place orders worldwide. However, as the world adjusted to a “new normal,” investors seemed to look past the initial crisis. Markets generally rose through the second and third quarters of 2020, despite bouts of significant volatility that appeared to be driven by pandemic-related concerns, geopolitical uncertainty, rich valuations, and expectations for an uneven economic recovery.

By November 2020, however, it seemed that many of these looming concerns were resolved in investors’ minds. The announcement of an effective vaccine and its eventual rollout helped to spur market enthusiasm and a general rotation into cyclical companies — those that are more sensitive to economic cycles —and many areas that were the most depressed by the impact of COVID-19 and shutdowns. Speculative investor behavior was also generally abound as companies with high debt and low levels of profitability were some of the most rewarded in the back half of the period. These types of companies typically lack the qualities we require in an investment.

Our investment style tends to underperform in more cyclically driven markets because of our discipline in seeking to own the highest quality businesses worldwide — those with high levels of profitability, little to no debt, attractive cash generation, and sustainable competitive advantages. Despite some being out of market favor, the companies we own generally delivered healthy fundamental performance during the period, and we believe their underlying businesses remain sound and are potentially getting stronger.

Going Forward

In a period of extreme uncertainty, we believe we have delivered results for our clients, provided relative downside risk mitigation, generated attractive absolute returns, and continued to own and invest in companies that we believe position the funds and our clients well for the future.

POLEN CAPITAL MANAGEMENT

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Progress on vaccinations worldwide and economic recovery will likely vary. That said, we remain focused on finding companies that we think can deliver sustainable and repeatable earnings growth across market environments — we believe long-term returns reflect the long-term growth of cash flow and earnings. This discipline can look out of step during short time periods, but we feel it has served our clients well for more than 30 years.

Thank you for investing with Polen Capital and placing your trust in us.

Sincerely,

The Large Company Growth Team		The Small Company Growth Team
Polen Growth Fund:		Polen U.S. Small Company Growth Fund:

Dan Davidowitz	Brandon Ladoff	Tucker Walsh	Rayna Lesser Hannaway

Polen Global Growth Fund:		Polen International Small Company Growth Fund:

Damon Ficklin	Jeff Mueller	Rob Forker	Troy Renauld

Polen International Growth Fund:		Polen U.S. SMID Company Growth Fund

Todd Morris	Daniel Fields	Rayna Lesser Hannaway

The Emerging Markets Growth Team Polen Global Emerging Markets Growth Fund:

Damian Bird	Dafydd Lewis

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Performance Summary:

• Over the period, U.S. markets were largely impacted by the COVID-19 pandemic and the presidential election. Markets were volatile following the major downturn during the pandemic’s onset in the first quarter of 2020 but generally made gains as progress with vaccination programs and relative stability after the election seemingly lifted investor sentiment.

• For the fiscal year ended April 30, 2021, the Polen Growth Fund’s (the “Fund”) Institutional share class returned 46.91% net of fees versus the Russell 1000® Growth Index and S&P 500® Index, which returned 51.41% and 45.98%, respectively.

• Since inception September 15, 2010 to April 30, 2021, the Fund’s Institutional share class returned 18.45% net of fees per annum versus 18.52% and 15.51% for the Russell 1000® Growth Index and the S&P 500® Index respectively.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Alphabet, Facebook, and Microsoft.

Alphabet and Facebook were each strong performers over the period, as revenue growth from both companies has been accelerating in recent quarters, and we expect it to remain strong through 2021. In addition, it appears that both potential restrictions from Apple Inc.’s iOS changes and regulatory challenges may become manageable for both companies, in our view.

Microsoft, which we have owned for many years, has continued to benefit from being a leader of software and their transition to the cloud. The current environment has accelerated customer demand and need for their products and services. Microsoft’s productivity suite, collaboration tools, and cloud platform all have competitively advantaged positions in our view and, in aggregate, have delivered well above our long-term expectations of mid-single-digit revenue growth and low-double-digit growth in earnings per share. We expect demand for Microsoft’s productivity tools will likely increase as more hybrid work environments seem to have become the norm.

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Top Detractors:

Automatic Data Processing (ADP), Netflix, and Regeneron Pharmaceuticals were the top absolute detractors for the period.

ADP faced a short-term negative impact from the very high levels of unemployment in the U.S. and extremely low interest rates. At the same time, increasing competitive intensity in the human capital management industry has created challenges for the company. We believe ADP remains a competitively positioned company with decent growth prospects. Unfortunately, the scenario of high U.S. unemployment and low interest rates has hampered the business, we think, in the short term. At the same time, we believe competitive intensity at the high and low end of the human capital management industry has increased. The Fund exited the position during the period.

The Fund initiated a position in Netflix during the first quarter of 2021. Toward the end of the Fund’s fiscal period, the company reported strong earnings but new subscriber additions that lagged expectations, mostly attributed to slower content production due to the pandemic and the bolus of subscribers the company acquired in 2020. We continue to believe in the long-term prospects for Netflix. The company has the number one market share in 99% of its markets globally, but it is our view that video streaming on-demand is still an underpenetrated space with many years of attractive growth likely ahead. We believe Netflix’s growth in content spend is beginning to moderate, which could allow margin expansion to continue for many years when paired with ongoing subscriber growth and price increases. The barriers to entry are high, and we believe they are getting higher given the substantial amount of capital, size of the subscriber base, and global operations required to maintain a competitive service for both viewers and content producers worldwide.

Regeneron’s revenue and earnings continued to grow roughly in line with our expectations. We believe Regeneron has a differentiated R&D model that has allowed it to bring novel biologic therapies to market in several therapeutic areas, which include the COVID-19 antibody cocktail. That said, we believe Regeneron has intermediate-term risks. The company’s largest drug, Eylea, may face increasing competition as new competitive therapies have been approved, albeit without Eylea’s advantaged safety profile. In addition, the end of Eylea’s patent life coincides with a period when the U.S. government is seeking avenues to lower the reimbursement for certain drugs like Eylea. The Fund eventually exited the position in favor of other opportunities.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2021 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Growth Fund Institutional Class Shares vs Russell 1000® Growth Index and S&P 500® Index

Average Annual Total Returns for the Years Ended April 30, 2021
	1 Year	3 Years	5 Years	10 Years
Institutional Class	46.91%	27.20%	22.89%	17.45%
S&P 500® Index	45.98%	18.65%	17.40%	14.16%
Russell 1000® Growth Index	51.41%	25.35%	22.85%	17.00%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen Growth Fund Investor Class Shares vs Russell 1000® Growth Index and S&P 500® Index

Average Annual Total Returns for the Years Ended April 30, 2021
	1 Year	3 Years	5 Years	10 Years
Investor Class	46.54%	26.89%	22.59%	17.15%
S&P 500® Index	45.98%	18.65%	17.40%	14.16%
Russell 1000® Growth Index	51.41%	25.35%	22.85%	17.00%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN GROWTH FUND

Annual Report

Performance Data (Concluded)

April 30, 2021

(Unaudited)

The Fund’s “Total Annual Fund Operating Expenses” as stated in the current prospectus dated September 1, 2020, are 0.98% for the Institutional Class shares and 1.23% for the Investor Class shares, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2021 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed by the Adviser on or after January 1, 2017 with respect to the Fund for a three (3) year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

Effective September 1, 2020, the Fund’s redemption fee was eliminated. Shares purchased on or after September 1, 2020 will not be subject to a redemption fee. Prior to September 1, 2020, a 2.00% redemption fee was applied to shares redeemed within 60 days of purchase. This redemption fee was not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500 (“S&P 500®”) Index and the Russell 1000® Growth Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

POLEN GLOBAL GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Performance Summary:

•

Global markets rebounded from their sharp decline early in 2020, and the recovery speculation continued in the first quarter of 2021. The more speculative growth stocks that had performed well in 2020 seemed to cool off during the first quarter of 2021, while the more cyclical and value-oriented investments generally recovered.

•

For the fiscal year ended April 30, 2021, the Polen Global Growth Fund’s (the “Fund”) Institutional share class returned 41.15% net of fees versus the MSCI All Country World Index (Net Dividend), which returned 45.75%.

•	Since inception December 30, 2014 to April 30, 2021, the Fund’s Institutional share class returned 16.71% net of fees per annum versus 10.45% for the MSCI All Country World Index (Net Dividend).

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Alphabet, Microsoft, and Align Technology.

Alphabet was a strong performer over the period. While advertisers initially moderated their advertising spend in reaction to the pandemic, which slowed search revenue growth for a couple of quarters, search advertising has been rebounding nicely in more recent quarters, driving a reacceleration in Alphabet’s total revenue growth. YouTube and Google Cloud Platform have also delivered strong growth through the pandemic and are now driving a significant share of total sales growth. We believe total revenue and profit growth could remain strong through 2021.

Microsoft continues to benefit from being a leader of software, and a stay-at-home environment has accelerated customer demand and need for their products and services. The markets for which it competes are enormous, which gives the company the ability to compound at scale. Microsoft’s Office franchise, the server businesses, and the Windows operating system all have competitively advantaged positions in our view and, in aggregate, have delivered well above our long-term expectations. We expect demand for Microsoft’s productivity tools to increase as more people need and want to work remotely.

Align Technology has performed well during the pandemic. Many dentists and orthodontists worldwide experienced shocks to their businesses during the lockdown because they could not see or treat patients with bracket-and-wire braces. Those with patients correcting their teeth through Align’s Invisalign clear aligners could continue treating patients through video applications, which Align pushed out. Align’s business

POLEN GLOBAL GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

created resilience for its customers, and the company thrived as economies reopened. This led many orthodontists to incorporate the use of Invisalign into their practice. Our due diligence has led us to believe that Align’s products would eventually disintermediate braces.

Top Detractors:

Coloplast, EssilorLuxottica, and CSL Ltd. were the top absolute detractors for the period

Coloplast, a Danish medical device company, has grappled with the impact of COVID-19 as the volume of elective medical procedures has declined. We believe the business remains attractive and is making real progress with its multi-faceted strategy of penetrating the U.S. with its high-quality medical devices. We believe Coloplast can potentially offer steady low double-digit earnings growth prospects going forward.

EssilorLuxottica operations were severely impacted by worldwide quarantines. We think it remains a competitively positioned business with a dominant market share but is facing a negative impact from the combination of governance issues and likely ongoing challenges in this market environment. While we think the company does have sophisticated e-commerce and omnichannel capabilities, it generates the vast majority of its revenue from brick-and-mortar stores, and we do not see that changing any time soon. The Fund exited the position during the period.

CSL Ltd. is an Australian biotechnology company specializing in developing vaccines and life-saving therapies that stem from blood donated by healthy humans. We believe CSL is the best among just a few companies capable of operating in this category. COVID-19 disrupted CSL’s normal steady flow of blood donors visiting plasma centers. Thus, we anticipate lower collections over the last year will tighten supplies of finished and sellable goods in the coming half year and put pressure on profit margins. Still, it appears that donations are ticking back up, and we expect CSL can potentially grow its earnings at a low double-digit to mid-teens rate over the next five years.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2021, and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN GLOBAL GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Global Growth Fund

Institutional Class Shares

vs MSCI All Country World® Index (“ACWI”) (Net Dividend)

Average Annual Total Returns for the Period Ended April 30,2021
	1 Year	3 Years	5 Years	Since Inception*
Institutional Class	41.15%	21.70%	20.03%	16.71%
MSCI All Country World ® Index (“ACWI”)(Net Dividend)	45.75%	13.31%	13.84%	10.45%**

*	The Polen Global Growth Fund (the “Fund”) Institutional Class shares commenced operations on December 30, 2014.

**	Benchmark performance is from commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN GLOBAL GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen Global Growth Fund Investor Class Shares

vs MSCI All Country World® Index (“ACWI”) (Net Dividend)

Average Annual Total Returns for the Period Ended April 30,2021
	1 Year	3 Years	5 Years	Since Inception*
Investor Class	40.79%	21.43%	19.74%	17.36%
MSCI All Country World ® Index (“ACWI”)(Net Dividend)	45.75%	13.31%	13.84%	11.06%**

*	The Polen Global Growth Fund (the “Fund”) Investor Class shares commenced operations on July 6, 2015.

**	Benchmark performance is from commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2020, are 1.12% and 1.10%, respectively, for the Institutional Class shares and 1.37% and 1.35%, respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage

POLEN GLOBAL GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

commissions) do not exceed 1.10% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2021 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

Effective September 1, 2020, the Fund’s redemption fee was eliminated. Shares purchased on or after September 1, 2020 will not be subject to a redemption fee. Prior to September 1, 2020, a 2.00% redemption fee was applied to shares redeemed within 60 days of purchase. This redemption fee was not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI ACWI (Net Dividend), which captures large and mid-cap representation across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries. With 2,974 constituents, the index covers approximately 85% of the global investable equity opportunity set. Indexes are unmanaged and it is not possible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN INTERNATIONAL GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Performance Summary:

•

 In the second half of the Polen International Growth Fund’s (the “Fund”) fiscal year, international markets were mostly driven by trends that took hold in November 2020. These trends seemed to largely benefit certain cyclical industries and companies, as markets appeared to anticipate inflation and the impact it may have on equities. Throughout this period, investors appeared to become less interested in growth equities.

•	For the fiscal year ended April 30, 2021, the Fund’s Institutional share class returned 30.65% net of fees versus the MSCI All Country World Index (ex-USA) (Net Dividend) which returned 42.98%.

•

 Since inception December 30, 2016 to April 30, 2021, the Fund’s Institutional share class returned 15.03% net of fees per annum versus 10.97% for the MSCI All Country World Index (ex-USA) (Net Dividend).

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Tencent Holdings, Accenture, and ICON.

Tencent Holdings reported strong fourth-quarter 2020 and full-year business results. Tencent serves more than 1 billion users globally with a variety of utilities and is the world’s largest video game platform. We find Tencent’s gaming business to be a juggernaut, which we estimate serves nearly 550 million Chinese users and another 200 million outside of China. Gamers invest time, effort, and money in developing characters or teaming with friends to achieve a game’s objectives. As a leading global content producer and a distributor of both its own and third-party content within China, from our due diligence Tencent plays a large role in this fascinating market.

Accenture has seen success with its customer-centric business model through the pandemic. We believe the firm creates a lasting and trusted partner relationship between client and service provider by embedding Accenture’s engagement leaders with its clients at the leadership level. This allows Accenture to better understand its customers’ technology needs and long-term spending plans. Management notes that 95 of the top 100 customers have been working with Accenture for over a decade. One sustained driver of growth has been continued client demand for investment in digital, security, and cloud-connected technologies, which now deliver approximately 70% of revenues.

ICON provides outsourced services involving the planning, enrollment in, and execution of drug trials for biotech, pharmaceutical, and medical device companies. As a services business often requiring human interaction to operate, ICON’s operations have been impacted by the pandemic. However, the business

POLEN INTERNATIONAL GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

has been improving, and its backlog of committed client bookings has grown as drug trials continue. We believe medical innovations, industry-leading margins, and efficient execution continue to drive steady long-term growth for ICON.

Top Detractors:

RELX, CSL Ltd., and Coloplaast were the top absolute detractors for the period.

RELX, a UK-based media and information services leader, declined as the pace of growth in its Elsevier research journals business, which falls within a segment that was delivering 35% of sales and 40% of profits, has slowed. The Fund eventually exited the position in favor of what is viewed as a more attractive opportunity. We believe large customers, such as university systems around the world, may resist RELX’s persistent price taking. Also, reduced enrollment and lower tuition intake by many schools in a post-pandemic, “online-only” world may create budget pressures for libraries. Libraries historically allocate approximately 85% of their budgets to journals/media. In an era of funding squeezes, there could be pressure to cut costs.

CSL Ltd. is an Australian biotechnology company specializing in developing vaccines and life-saving therapies that stem from blood donated by healthy humans. We believe CSL is the best among just a few companies capable of operating in this category. COVID-19 disrupted CSL’s normal steady flow of blood donors visiting plasma centers. Thus, we anticipate lower collections over the last year will tighten supplies of finished and sellable goods in the coming half year and put pressure on profit margins. Still, it appears that donations are ticking back up, and we remain confident CSL can potentially grow its earnings at a low double-digit to mid-teens rate over the next five years.

Coloplasat, a Danish medical device company, has grappled with the impact of COVID-19 as the volume of elective medical procedures has declined. While we think business remains attractive, the Fund exited the position to fund a larger stake in what we think is a more compelling alternative.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2021, and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN INTERNATIONAL GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen International Growth Fund

Institutional Class Shares

vs MSCI All Country World® Index (“ACWI”) (ex-USA) (Net Dividend)

Average Annual Total Returns for the Periods Ended April 30, 2021
	1 Year	3 Years	Since Inception*
Institutional Class	30.65%	11.15%	15.03%
MSCI All Country World ® Index (“ACWI”) (ex-USA) (Net Dividend)	42.98%	6.97%	10.97%**

*	The Polen International Growth Fund (the “Fund”) Institutional Class shares commenced operations on December 30, 2016.

**	Benchmark performance is from commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN INTERNATIONAL GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen International Growth Fund Investor Class Shares

vs MSCI All Country World® Index (“ACWI”) (ex-USA) (Net Dividend)

Average Annual Total Returns for the Periods Ended April 30, 2021
	1 Year	3 Years	Since Inception*
Investor Class	30.35%	10.89%	13.13%
MSCI All Country World ® Index (“ACWI”) (ex-USA) (Net Dividend)	42.98%	6.97%	9.92%**

*	The Polen International Growth Fund (the “Fund”) Investor Class shares commenced operations on March 15, 2017.

**	Benchmark performance is from commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated September 1, 2020, are 1.17% and 1.10%, respectively, for the Institutional Class shares and 1.42% and 1.35%, respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution

POLEN INTERNATIONAL GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.10% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2021 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed for a three (3) year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

Effective September 1, 2020, the Fund’s redemption fee was eliminated. Shares purchased on or after September 1, 2020 will not be subject to a redemption fee. Prior to September 1, 2020, a 2.00% redemption fee was applied to shares redeemed within 60 days of purchase. This redemption fee was not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI ACWI (ex-USA) (Net Dividend), which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 27 Emerging Markets (EM) countries. With 2,354 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. Indexes are unmanaged and it is not possible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Performance Summary:

•

After the onset of the pandemic, we observed herd-like behavior among investors in the back half of the period. Investors seemed to gravitate towards short-term, cyclical outperformers that are expected to benefit from a recovery.

•

For the fiscal year ended April 30, 2021, the Polen U.S. Small Company Growth Fund’s (the “Fund”) Institutional share class returned 76.49% net of fees versus the Russell 2000 Growth Index, which returned 69.15%.

•	Since inception November 1, 2017 to April 30, 2021, the Fund’s Institutional share class returned 21.65% net of fees per annum versus 16.99% for the Russell 2000 Growth Index.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Revolve Group, Fox Factory Holdings, and Etsy.

Revolve Group is a leading, next-generation online retailer of apparel, accessories, and beauty for fashion-forward women. As the pandemic hit, demand for many product categories driven by “going out,” like dresses and festive apparel, declined dramatically. However, the company adapted quickly and successfully by pivoting to other categories like beauty, loungewear, and leisure. Revolve maintained high customer engagement even without the in-person social events that have helped to build its brand. As social restrictions ease, we believe consumers will increase engagement and spending with brands like Revolve.

Fox Factory Holdings designs, manufactures, and sells high-performance products for bicycles and on-road and off-road vehicles. In our view, Fox Factory has a strong brand and skilled management team. We think it sells high-quality products, and the company continues to see favorable demand. Management also took several actions that we believe are consistent with sound, long-term decision making, including seeking to maintain the company’s balance sheet while continuing to invest for the future to help sustain growth.

Etsy is a marketplace business and the leader in the $100B+ global market for unique and creative goods. It operates a “scaled two-sided” marketplace and fits all our “flywheel” investment criteria. We also believe the company has a particularly effective management team and culture. We think the company’s fundamentals helped to drive its strong performance. Etsy had an effective response to the pandemic and was able to help customers and sellers by supporting a ramp-up in mask production. This led to some short-term benefits, and Etsy has continued to adopt new customers.

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Top Detractors:

Simulations Plus, Duck Creek Technologies, and Goosehead Insurance were the top absolute detractors for the period.

Simulations Plus is a global leader in innovative modeling and simulation software and consulting services to the pharmaceutical and biotechnology industries. Its products are designed to improve the cost, speed, and success rate of drugs brought to market. The company licenses its software to major pharmaceutical and biotechnology companies and national regulatory agencies. Its stock was among the detractors from performance whose price had risen higher earlier in the period. There were no notable reasons why its stock subsequently declined, except for what appeared to be general market rotation away from the companies that were relative winners early in the pandemic.

Duck Creek Technologies is a SaaS provider of core systems software to the property & casualty insurance industry. Core systems software, including policy, billings and claims, serve to power the carriers’ most critical operations. These operations include the fundamental insurance product structure, the ability to generate underwriting data, and managing the entire claims lifecycle. We purchased Duck Creek in the first quarter of 2021, which has been a volatile period for technology stocks. However, we believe we are in the early stages of a multi-decade adoption cycle of Duck Creek’s solutions in its global market.

Goosehead Insurance is a personal lines insurance broker with a unique franchise model and centralized customer service. Its business model is different than the industry status quo. We believe Goosehead is in the early stages of penetrating the personal lines insurance industry, which is estimated to have a total addressable market of $300B. Its franchising model has potential to lead to high returns on capital and generally requires low investment to grow the business. Although Goosehead detracted from performance, which appears to be more related to investor profit-taking after strong performance later in 2020, the company continues to disrupt a large and dormant market, in our view, and we expect Goosehead to grow value for years to come.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2021, and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in

Polen U.S. Small Company Growth Fund Institutional Class Shares

vs Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended April 30, 2021
	1 Year	3 Years	Since Inception*
Institutional Class	76.49%	24.79%	21.65%
Russell 2000 ® Growth Index	69.15%	17.95%	16.99	%**

*	The Polen U.S. Small Company Growth Fund (the “Fund”) Institutional Class shares commenced operations on November 1, 2017.

**	Benchmark performance is from commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $10,000 (investment minimum) Investment in

Polen U.S. Small Company Growth Fund Investor Class Shares

vs Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended April 30, 2021
	1 Year	Since Inception*
Investor Class	76.07%	27.20%
Russell 2000 ® Growth Index	69.15%	24.74	%**

*	The Polen U.S. Small Company Growth Fund (the “Fund”) Investor Class shares commenced operations on February 8, 2019.

**	Benchmark performance is from commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated September 1, 2020, are 2.16% and 1.25%, respectively, for the Institutional Class shares and 2.41% and 1.50%, respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

commissions) do not exceed 1.25% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2021 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

Effective September 1, 2020, the Fund’s redemption fee was eliminated. Shares purchased on or after September 1, 2020 will not be subject to a redemption fee. Prior to September 1, 2020, a 2.00% redemption fee was applied to shares redeemed within 60 days of purchase. This redemption fee was not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Russell 2000® Growth Index, which is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. The Fund invests in securities of small-capitalization companies, which may be subject to more abrupt or erratic market movements than securities of larger, more established companies. Small-capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. Securities of small-capitalization companies may trade less frequently and in lower volumes than the securities of larger companies, which could lead to higher transaction costs.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Performance Summary:

•

Internationally, cyclical and lower-quality companies, as well as those with high debt and low profitability, have generally recovered sharply since late 2020. Meanwhile, high-quality companies generally have underperformed on a relative basis. Given the encouraging news about vaccinations and economies more fully reopening over the period, we were not surprised to see this type of near-term “recovery trade.”

•

For the fiscal year ended April 30, 2021, the Polen International Small Company Growth Fund’s (the “Fund”) Institutional share class returned 41.61% net of fees versus the MSCI All Country World Index (ex-USA Small Cap) (Net Dividend), which returned 58.37%.

•

Since inception December 31, 2018 to April 30, 2021 the Fund’s Institutional share class returned 26.05% net of fees per annum versus 20.47% for the MSCI All Country World Index (ex-USA Small Cap) (Net Dividend).

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Net company, Globant, and Tecan Group.

Net company is a leading Denmark-based IT consulting firm. Its services and solutions enable large companies and governments to digitize key functions. We feel the company has attractive competitive positioning and compelling growth prospects, as evidenced by its leading market share in Denmark, high win rate on competitive bids over the past three years, and ability to hire and retain talented engineers from top local universities. Management has continued to invest in the business and its employees and has expanded into new geographies.

Globant is an IT and software company operating in countries around the globe. We believe it is a pure-play on the digital and cognitive space, and the company makes use of the latest technologies and methodologies to help leading organizations transform their business. Globant is a world-class organization that we feel has executed well on its strategic plan, and we deeply admire its value creation in the IT services space.

Tecan Group is a Switzerland-based manufacturer of laboratory instruments used by the biopharmaceutical, forensics, and clinical diagnostics industries. The company has become dominant in several niche markets owing to its highly regulated technology and the company’s strong reputation.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Furthermore, from our due diligence, the company has a high degree of recurring sales from service and replacement parts, which provides durable cash flows that allow the company to consistently reinvest in the business. We have been impressed with management’s commitment to innovation and strong track record of success. We remain enthusiastic shareholders of this business and expect it to continue to execute strongly.

Top Detractors:

CAE, Douzone Bizon, and Morneau Shepell were the top absolute detractors for the period.

CAE offers simulation, modeling and training technologies. It primarily serves the civil aviation market but secondarily serves the defense and healthcare markets. COVID-19 has negatively impacted commercial airlines and, as such, challenged CAE’ send-markets to an unprecedented degree. Under normal circumstances, we view CAE to be a world-class business. However, we believe the range of outcomes is now unacceptably wide. The Fund exited its position.

Douzone Bizon has dominant market share with small and mid-size enterprises in South Korea and continues to innovate within the enterprise resource planning space. The company has introduced new software solutions and appears to be successfully transitioning to the cloud. Despite shares being down in the final few months of the period, we continue to believe the company has growth potential through its shift from license to cloud, upselling existing customers to compelling offerings, and expanding into adjacent categories.

Morneau Shepell is a Canada-based provider of human resource consulting and technology services like employee assistance programs, health and wellness, benefits and pension outsourcing, and health plan solutions. We like the company for its high market share, and high customer retention rates make it difficult for new entrants to gain a foothold. However, the range of outcomes has widened due to their reliance on employee benefits within Canada and the United States. The Fund exited the position in favor of what we think is a more compelling opportunity.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2021, and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in

Polen International Small Company Growth Fund Institutional Class Shares

vs MSCI All Country World® Index (“ACWI”) (ex-USA Small Cap) (Net Dividend)

Average Annual Total Returns for the Periods Ended April 30, 2021
	1 Year	Since Inception*
Institutional Class	41.61%	26.05%
MSCI All Country World ® Index (“ACWI”) (ex-USA Small Cap) (Net Dividend)	58.37%	20.47	%**

*	The Polen International Small Company Growth Fund (the “Fund”) Institutional Class shares commenced operations on December 31, 2018.

**	Benchmark performance is from commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $10,000 Investment in

Polen International Small Company Growth Fund Investor Class Shares

vs MSCI All Country World® Index (“ACWI”) (ex-USA Small Cap) (Net Dividend)

Average Annual Total Returns for the Periods Ended April 30, 2021
	1 Year	Since Inception*
Investor Class	41.33%	22.74%
MSCI All Country World ® Index (“ACWI”) (ex-USA Small Cap) (Net Dividend)	58.37%	17.26	%**

*	The Polen International Small Company Growth Fund (the “Fund”) Investor Class shares commenced operations on February 8, 2019.

**	Benchmark performance is from commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated September 1, 2020, are 3.95% and 1.25%, respectively, for the Institutional Class shares and 4.20% and 1.50%, respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2021 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

Effective September 1, 2020, the Fund’s redemption fee was eliminated. Shares purchased on or after September 1, 2020 will not be subject to a redemption fee. Prior to September 1, 2020, a 2.00% redemption fee was applied to shares redeemed within 60 days of purchase. This redemption fee was not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI ACWI (ex-USA Small Cap) (Net Dividend), which captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. With 4,203 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. Indexes are unmanaged and it is not possible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices. The Fund is a recently formed mutual fund and has a limited history of operations.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Performance Summary:

•

The Polen Global Emerging Markets Growth Fund (the “Fund”) was incepted on October 16, 2020, and the review covers the reporting period from inception to April 30, 2021. The pandemic continued to affect emerging markets countries in varying ways throughout the period. During the fourth quarter of 2020 and the first quarter of 2021, the market seemed to favor companies that are highly leveraged and either unprofitable or have lower profits.

•	Since inception on October 16, 2020 to April 30, 2021, the Fund’s Institutional share class returned 7.80% net of fees versus 21.10% for the MSCI Emerging Markets Index.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Anta Sports, Mercado Libre, and Yandex.

Anta Sports is a dominant sportswear company in China, and it continues to grow its market share. As a leading domestic sportswear brand, we believe it has differentiated itself by showing focus on brand building through initiatives such as sponsoring athletes like professional basketball player Klay Thompson and the China Olympic Committee. Despite the impact of COVID-19, company earnings have recovered throughout the period.

Mercado Libre is a sizable Latin American e-commerce and fintech company. The pandemic has accelerated the shift to online commerce and digital payments in Brazil and the wider Latin America region. We believe this degree of acceleration has likely leapfrogged forward two or three years of development for the business. Through the crisis, and despite the macroeconomic headwinds the region is facing, Mercado Libre has been able to grow many of its most important key performance indicators at a rate of 100% or above.

Yandex is a Russian search engine similar to Google. We believe Yandex is one of the best-run, most innovative internet platform companies in the emerging markets. It has outcompeted Google in its home country, whereas most other players have failed, and holds roughly a 60% position in the Russian desktop and mobile search market. Yandex continues to build its search capabilities to develop an all-encompassing ecosystem that reaches across a broad sweep of consumer needs and wants. The company appears to be accelerating towards a future where it may operate a domestic suite of services that may surpass its major competitors.

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Top Detractors:

Alibaba, Mail.Ru Group, and Tingyi were the top absolute detractors for the period.

Alibaba detracted from performance as the company continues to remain under regulatory scrutiny from both the Chinese State Administration for Market Regulation amid antitrust concerns and the U.S. Securities and Exchange Commission on ADR listing requirements. Despite the regulatory overhang, we believe that Alibaba’s competitive positioning and growth outlook remains intact, even if the company must pay fines or modify some business practices.

Mail.Ru Group (“Mail”) is a Russian social media and gaming business that detracted from the Fund’s returns amid weak performance. That said, we expect Mail to prosper in Russia’s rapidly evolving digital economy. In particular, we remain optimistic for the future of Mail’s social media operations and its gaming business.

Tingyi is the largest food and beverage company in China. It has a long heritage in the noodles category where its core brand, Master Kong, enjoys a dominant market position. Its beverage portfolio includes ready-to-drink tea, juices, and instant coffee. In 2015, Tingyi appointed a professional CEO to improve its business operations. As part of this process, it has disposed of non-core assets, rationalized its cost structure, and is shifting its portfolio to more premium products. These actions continue to underwrite a material expansion of free cash flow, which is increasingly being returned to shareholders. Tingyi is listed on American stock exchanges, and its share price may have been impacted by concerns around the U.S. SEC’s move to delist several Chinese ADRs.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2021, and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in

Polen Global Emerging Markets Growth Fund Institutional Class Shares

vs MSCI Emerging Markets Index (Net Dividend)

Total Returns for the Period Ended April 30, 2021
	Since Inception*†
Institutional Class	7.80%
MSCI Emerging Markets Index (Net Dividend)	21.10	%**

†	Not Annualized.

*	The Polen Global Emerging Markets Growth Fund (the “Fund”) Institutional Class shares commenced operations on October 16, 2020.

**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated October 1, 2020, are 1.61% and 1.25%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until October 31, 2021 unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the MSCI Emerging Markets Index (Net Dividend), which captures large and mid cap representation across 27 Emerging Markets (EM) countries. With 1,391 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Indexes are unmanaged and it is not possible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices. The Fund is a recently formed mutual fund and has a limited history of operations.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN U.S. SMID COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Performance Summary:

•

The Polen U.S. SMID Company Growth Fund (the “Fund”) was incepted on April 1, 2021, and this review covers the reporting period from inception to April 30, 2021. Continued optimism about a reignited global economy, vaccine progress, and generally positive company earnings reports appeared to bolster markets in April 2021.

•	Since inception on April 1, 2021 to April 30, 2021, the Fund’s Institutional share class returned 6.10% net of fees versus 3.51% for the Russell 2500 Growth Index.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-678-6024.

Top Contributors:

During the period, the top absolute contributors to the Fund’s performance were Progyny, RH, and Fox Factory Holdings.

Progyny is a fertility benefits manager that works on behalf of self-insured companies and their employees to provide fertility outcomes at a lower cost. We believe Progyny can achieve such high service levels because of its simple pricing model and the way it leverages technology, which allows advocates to focus on patients. This operating model has resulted in customer satisfaction at levels we have never observed before in this industry, as measured by Net Promoter Score at nearly unprecedented levels for the healthcare industry. In our opinion, Progyny is in the early days of penetrating a large and rapidly growing market.

RH, formerly known as Restoration Hardware, is a leading luxury home furnishing retailer. It provides scale, accessibility, and transparency in a notoriously opaque, inaccessible, and niche industry. We believe its business model is difficult to replicate given the significant upfront capital and compelling brand that would be needed. The company is recognized by many for quality design, enjoys customer loyalty, and commands a premium price for its products, putting it more on par with luxury brands than other home furnishing retailers.

Fox Factory Holdings designs, manufactures, and sells high-performance products for bicycles and on-road and off-road vehicles. In our view, Fox Factory has a strong brand and skilled management team. We think it sells high-quality products, and the company continues to see favorable demand. Management also took several actions that we believe are consistent with sound, long-term decision making, including seeking to maintain the company’s balance sheet while continuing to invest for the future to help sustain growth.

POLEN U.S. SMID COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Top Detractors:

Aspen Technology, Etsy, and Tyler Technologies were the top absolute detractors for the period.

Aspen Technology is a global leader in asset optimization software. Its solutions address complex, industrial environments where it is critical to optimize the asset design, operation, and maintenance lifecycle. We view the company as having the strongest competitive position in markets like Chemicals, Energy, and Engineering & Construction. As a result of the pandemic, these areas experienced some cyclical sensitivity and volatile spending. They also exhibited pricing and production impacts and activity.

Etsy is a marketplace business and the leader in the $100B+ global market for unique and creative goods. It operates a “scaled two-sided” marketplace and fits all our “flywheel” investment criteria. We also believe the company has a particularly effective management team and culture. Etsy had an effective response to the pandemic and was able to help customers and sellers by supporting a ramp-up in mask production. This led to some short-term benefits, and Etsy has continued to adopt new customers. Etsy detracted as the company recently announced that short-term results might weaken as a result of economic reopening but not in response to any weakness in the company’s longer-term prospects.

Tyler Technologies is a provider of technology solutions to the U.S. public sector. We are excited about its announced acquisition of NIC Inc, a provider of digital solutions to public entities. The company offers a large payment processing business and, we believe, complements Tyler’s existing business via servicing state and local governments. NIC is a company our team has tracked for many years. We believe that the combination of the two companies will be potentially transformational for Tyler. Additionally, we think the acquisition may unlock many opportunities under Tyler’s leadership that would have been harder to access when NIC was independent.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2021, and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN U.S. SMID COMPANY GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in

Polen U.S. SMID Company Growth Fund Institutional Class Shares

vs Russell 2500® Growth Index

Total Returns for the Period Ended April 30, 2021
	Since Inception*†
Institutional Class	6.10%
Russell 2500 ® Growth Index	3.51	%**

†	Not Annualized.

*	The Polen U.S. SMID Company Growth Fund (the “Fund”) Institutional Class shares commenced operations on April 1, 2021.

**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated April 2, 2021, are 1.61% and 1.05%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses

POLEN U.S. SMID COMPANY GROWTH FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.05% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2022 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the Russell 2500® Growth Index, which is an unmanaged index measuring the performance of the 2,500 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. It is impossible to invest directly in an Index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. The Fund invests in securities of small or mid-capitalization companies. Small-capitalization companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies. Small-capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. Securities of small-capitalization companies may trade less frequently and in lower volumes than the securities of larger companies, which could lead to higher transaction costs. Mid-capitalization companies are usually less stable in price and less liquid than larger, more established companies. The Fund is a recently formed mutual fund and has a limited history of operations.

POLEN GROWTH FUNDS

Funds Expense Disclosure

April 30, 2021

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2020 through April 30, 2021 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

POLEN GROWTH FUNDS

Funds Expense Disclosure

April 30, 2021

(Unaudited)

	Polen Growth Fund
	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period
Institutional Class(1)
Actual	$1,000.00	$1,227.00	$5.41
Hypothetical (5% return before expenses)	1,000.00	1,019.93	4.91
Investor Class(1)
Actual	$1,000.00	$1,225.80	$6.73
Hypothetical (5% return before expenses)	1,000.00	1,018.74	6.11

	Polen Global Growth Fund
	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period
Institutional Class(2)
Actual	$1,000.00	$1,205.30	$5.63
Hypothetical (5% return before expenses)	1,000.00	1,019.69	5.16
Investor Class(2)
Actual	$1,000.00	$1,204.50	$7.00
Hypothetical (5% return before expenses)	1,000.00	1,018.45	6.41

	Polen International Growth Fund
	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period
Institutional Class(3)
Actual	$1,000.00	$1,145.40	$5.85
Hypothetical (5% return before expenses)	1,000.00	1,019.34	5.51
Investor Class(3)
Actual	$1,000.00	$1,144.00	$7.18
Hypothetical (5% return before expenses)	1,000.00	1,018.10	6.76

POLEN GROWTH FUNDS

Funds Expense Disclosure

April 30, 2021

(Unaudited)

	Polen U.S. Small Company Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period
Institutional Class(4)
Actual	$1,000.00	$1,329.30	$7.22
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26
Investor Class(4)
Actual	$1,000.00	$1,328.00	$8.66
Hypothetical (5% return before expenses)	1,000.00	1,017.36	7.50

	Polen International Small Company Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period
Institutional Class(5)
Actual	$1,000.00	$1,154.80	$6.68
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26
Investor Class(5)
Actual	$1,000.00	$1,153.40	$8.01
Hypothetical (5% return before expenses)	1,000.00	1,017.36	7.50

	Polen Global Emerging Markets Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period
Institutional Class(6)
Actual	$1,000.00	$1,103.40	$6.52
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

	Polen U.S. SMID Company Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	April 1, 2021	April 30, 2021	During Period
Institutional Class(7)
Actual	$1,000.00	$1,061.00	$0.89
Hypothetical (5% return before expenses)	1,000.00	1,019.59	5.26

(1)

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2021 of 0.98% for Institutional Class and 1.22% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 22.70% and 22.58% for Institutional Class and Investor Class, respectively.

POLEN GROWTH FUNDS

Funds Expense Disclosure (Concluded)

April 30, 2021

(Unaudited)

(2)

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2021 of 1.03% for Institutional Class and 1.28% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 20.53% and 20.45% for Institutional Class and Investor Class, respectively.

(3)

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2021 of 1.10% for Institutional Class and 1.35% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 14.54% and 14.40% for Institutional Class and Investor Class, respectively.

(4)

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2021 of 1.25% for Institutional Class and 1.50% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 32.93% and 32.80% for Institutional Class and Investor Class, respectively

(5)

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2021 of 1.25% for Institutional Class and 1.50% for the Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 15.48% and 15.34% for Institutional Class and Investor Class, respectively.

(6)

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2021 of 1.25% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Institutional Class ending account values on the first line of the table is based on the actual six-month total return for the Fund of 10.34%.

(7)

Expenses are equal to an annualized expense ratio for the period beginning April 1, 2021, commencement of operations, to April 30, 2021 of 1.05% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (30), then divided by 365 to reflect the period. The Institutional Class ending account values on the first line of the table is based on the actual total return for the Fund of 6.10%. For comparative purposes, the Hypothetical expenses are as if the Institutional Class had been in existence from November 1, 2020, and are equal to the Institutional Class annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by 365 to reflect the period.

POLEN GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2021

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value

COMMON STOCKS:
Internet Content & Information	19.0%	$2,107,366,348
Software Infrastructure	14.6	1,619,786,695
Credit Services	12.9	1,436,241,202
Software Application	11.9	1,325,739,027
Medical Devices	7.2	796,364,772
Information Technology Services	6.5	728,431,404
Internet Retail	4.9	547,238,627
Drug Manufacturers - Specialty & Generic	4.3	472,834,755
Restaurants	3.4	376,621,266
Healthcare Plans	3.1	343,535,094
Entertainment	2.7	300,255,177
Diagnostics & Research	2.1	237,011,764
Medical Instruments & Supplies	2.0	224,836,855
Footwear & Accessories	2.0	221,327,264
Financial Data & Stock Exchanges	1.4	160,536,298
Other Assets In Excess of Liabilities	2.0	220,266,419

NET ASSETS	100.0%	$11,118,392,967

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND

Portfolio of Investments

April 30, 2021

	Number of Shares	Value

COMMON STOCKS — 98.0%

Credit Services — 12.9%
Mastercard, Inc., Class A	1,360,757	$519,890,819
PayPal Holdings, Inc.*	1,485,180	389,547,862
Visa, Inc., Class A	2,255,534	526,802,521

		1,436,241,202

Diagnostics & Research — 2.1%
Illumina, Inc.*	603,329	237,011,764

Drug Manufacturers - Specialty & Generic — 4.3%
Zoetis, Inc.	2,732,675	472,834,755

Entertainment — 2.7%
Netflix, Inc.*	584,757	300,255,177

Financial Data & Stock Exchanges — 1.4%
MSCI, Inc.	330,478	160,536,298

Footwear & Accessories — 2.0%
NIKE, Inc., Class B	1,668,883	221,327,264

Healthcare Plans — 3.1%
UnitedHealth Group, Inc.	861,422	343,535,094

Information Technology Services — 6.5%
Accenture PLC, Class A	1,754,319	508,699,880
Gartner, Inc.*	1,121,766	219,731,524

		728,431,404

Internet Content & Information — 19.0%
Alphabet, Inc., Class A*	124,398	292,770,693
Alphabet, Inc., Class C*	349,017	841,172,852
Facebook, Inc., Class A*	2,994,410	973,422,803

		2,107,366,348

Internet Retail — 4.9%
Amazon.com, Inc.*	157,823	547,238,627

Medical Devices — 7.2%
Abbott Laboratories	4,891,683	587,393,295

	Number of Shares	Value

COMMON STOCKS — (Continued)

Medical Devices — (Continued)
Align Technology, Inc.*	350,900	$208,971,477
		796,364,772

Medical Instruments & Supplies — 2.0%
Intuitive Surgical, Inc.*	259,927	224,836,855

Restaurants — 3.4%
Starbucks Corp.	3,289,556	376,621,266

Software Application — 11.9%
Autodesk, Inc.*	1,295,766	378,247,053
salesforce.com, Inc.*	2,305,682	531,044,678
ServiceNow, Inc.*	822,417	416,447,296

		1,325,739,027

Software Infrastructure — 14.6%
Adobe, Inc.*	1,408,978	716,239,877
Microsoft Corp.	3,582,944	903,546,818

		1,619,786,695

TOTAL COMMON STOCKS (Cost $6,351,488,683).		10,898,126,548

TOTAL INVESTMENTS - 98.0% (Cost $6,351,488,683)		10,898,126,548

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.0%		220,266,419

NET ASSETS - 100.0%		$11,118,392,967

*	Non-income producing.

PLC	Public Limited Corporation

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2021

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Software	21.8%	$138,158,618
Interactive Media & Services	17.6	111,610,700
Information Technology Services	16.7	105,653,323
Health Care Equipment & Supplies	11.3	71,263,266
Internet & Direct Marketing Retail	8.4	53,057,378
Textiles, Apparel & Luxury Goods	6.2	39,191,455
Hotels, Restaurants & Leisure	3.6	22,474,158
Food Products	3.2	20,010,685
Pharmaceuticals	2.8	17,602,515
Biotechnology	2.2	13,780,136
Specialty Retail	1.9	11,961,234
Personal Products	1.8	11,470,959
Other Assets In Excess of Liabilities	2.5	16,101,531

NET ASSETS	100.0%	$632,335,958

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Portfolio of Investments

April 30, 2021

	Number of Shares	Value

COMMON STOCKS — 97.5%

Australia — 2.2%
CSL, Ltd.	65,967	$13,780,136

China — 10.6%
Alibaba Group Holding, Ltd., SP ADR*	146,229	33,771,588
Tencent Holdings, Ltd.	413,320	32,971,379

		66,742,967

Denmark — 1.1%
Coloplast A/S, Class B	43,711	7,240,272

France — 2.6%
LVMH Moet Hennessy Louis Vuitton SE	21,454	16,162,382

Germany — 7.6%
adidas AG*	32,589	10,065,468
SAP SE	172,458	24,147,692
Siemens Healthineers AG	242,400	13,852,310

		48,065,470

Ireland — 3.9%
Accenture PLC, Class A	85,836	24,889,865

Spain — 1.9%
Industria De Diseno Textil SA	336,172	11,961,234

Switzerland — 3.2%
Nestle SA, Registered Shares	167,691	20,010,685

United States — 64.4%
Abbott Laboratories	291,672	35,023,974
Adobe, Inc.*	69,936	35,551,266
Align Technology, Inc.*	25,434	15,146,710
Alphabet, Inc., Class C*	19,872	47,893,905

	Number of Shares	Value

COMMON STOCKS — (Continued)

United States — (Continued)
Amazon.com, Inc.*	5,562	$19,285,790
Autodesk, Inc.*	88,213	25,750,257
Automatic Data Processing, Inc.	50,860	9,510,311
Estee Lauder Cos, Inc. (The), Class A	36,555	11,470,959
Facebook, Inc., Class A*	94,578	30,745,416
Mastercard, Inc., Class A	74,707	28,542,556
Microsoft Corp	209,015	52,709,403
NIKE, Inc., Class B	97,750	12,963,605
PayPal Holdings, Inc.*	65,172	17,093,964
Starbucks Corp	196,298	22,474,158
Visa, Inc., Class A	109,679	25,616,627
Zoetis, Inc.	101,731	17,602,515

		407,381,416

TOTAL COMMON STOCKS (Cost $438,436,497)		616,234,427

TOTAL INVESTMENTS - 97.5% (Cost $438,436,497)		616,234,427
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.5%		16,101,531

NET ASSETS - 100.0%		$632,335,958

*	Non-income producing.

PLC	Public Limited Corporation
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2021

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Software	13.7%	$63,710,474
Textiles, Apparel & Luxury Goods	9.9	46,069,966
Health Care Equipment & Supplies	9.8	45,891,682
Life Sciences Tools & Services	8.1	37,860,812
Interactive Media & Services	7.5	34,808,529
Internet & Direct Marketing Retail	7.2	33,515,233
Insurance	6.4	30,049,594
Information Technology Services	6.2	29,049,334
Diversified Consumer Services	5.4	25,343,381
Hotels, Restaurants & Leisure	3.9	17,975,451
Professional Services	3.6	16,966,052
Specialty Retail	3.0	13,869,961
Biotechnology	2.9	13,744,207
Trading Companies & Distributors	2.9	13,296,130
Personal Products	2.0	9,167,377
Semiconductors & Semiconductor Equipment	1.9	8,953,615
Food & Staples Retailing	1.9	8,690,278
Food Products	1.5	7,243,135
Other Assets In Excess of Liabilities	2.2	10,247,942

NET ASSETS	100.0%	$466,453,153

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Portfolio of Investments

April 30, 2021

	Number
	of Shares	Value
COMMON STOCKS — 97.8%
Australia — 2.9%
CSL, Ltd.	65,795	$13,744,207

China — 20.1%
Alibaba Group Holding, Ltd., SP ADR*	145,119	33,515,233
New Oriental Education & Technology Group, Inc., SP ADR*	1,660,772	25,343,381
Tencent Holdings, Ltd.	436,350	34,808,529

		93,667,143

France — 8.2%
Dassault Systemes SE	47,428	11,002,000
Kering SA	12,327	9,877,778
LVMH Moet Hennessy Louis Vuitton SE	22,767	17,151,531

		38,031,309

Germany — 12.5%
adidas AG*	61,648	19,040,657
SAP SE	142,268	19,920,467
Siemens Healthineers AG .	342,402	19,567,074

		58,528,198

Ireland — 22.1%
Accenture PLC, Class A	75,901	22,009,013
Experian PLC	440,087	16,966,052
ICON PLC*	174,514	37,860,812
Medtronic PLC	201,074	26,324,608

		103,160,485

Mexico — 1.9%
Wal-Mart de Mexico SABde CV	2,649,992	8,690,278

Netherlands — 1.9%
ASML Holding NV	13,793	8,953,615

Spain — 4.5%
Amadeus IT Group SA*	103,385	7,040,321

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Spain — (Continued)
Industria De Diseno Textil SA	389,817	$13,869,961

		20,910,282

Sweden — 3.9%
Evolution Gaming Group AB	91,057	17,975,451

Switzerland — 4.5%
Nestle SA, Registered Shares	60,698	7,243,135
Temenos AG, Registered Shares	94,843	13,943,815

		21,186,950

United Kingdom — 8.9%
Bunzl PLC	413,529	13,296,130
Sage Group PLC (The)	2,138,804	18,844,192
Unilever PLC	156,501	9,167,377

		41,307,699

United States — 6.4%
Aon PLC, Class A	119,510	30,049,594

TOTAL COMMON STOCKS (Cost $366,429,435)		456,205,211

TOTAL INVESTMENTS - 97.8% (Cost $366,429,435)		456,205,211
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.2%		10,247,942

NET ASSETS - 100.0%		$466,453,153

*	Non-income producing.

PLC	Public Limited Corporation
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2021

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Software Application	19.7%	$25,530,356
Software Infrastructure	16.4	21,315,306
Internet Retail	11.1	14,355,593
Recreational Vehicles	8.8	11,405,282
Health Information Services	7.3	9,467,856
Restaurants	5.5	7,126,074
Insurance - Diversified	4.5	5,798,565
Leisure	4.4	5,657,281
Diagnostics & Research	4.3	5,601,476
Consulting Services	4.1	5,299,499
Medical Care Facilities	3.0	3,917,578
Household & Personal Products	2.6	3,370,912
Capital Markets	2.5	3,302,897
Home Improvement Retail	1.7	2,212,965
Building Products & Equipment	1.6	2,120,276
Other Assets In Excess of Liabilities	2.5	3,271,444

NET ASSETS	100.0%	$129,753,360

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Portfolio of Investments

April 30, 2021

	Number of Shares	Value

COMMON STOCKS — 97.5%
Building Products & Equipment — 1.6%
Trex Co., Inc.*	19,634	$2,120,276

Capital Markets — 2.5%
Houlihan Lokey, Inc.	49,840	3,302,897

Consulting Services — 4.1%
Exponent, Inc.	55,014	5,299,499

Diagnostics & Research — 4.3%
Medpace Holdings, Inc.*	33,012	5,601,476

Health Information Services — 7.3%
Progyny, Inc.*	92,762	5,279,085
Simulations Plus, Inc.	66,341	4,188,771

		9,467,856

Home Improvement Retail — 1.7%
Floor & Decor Holdings, Inc., Class A*	19,951	2,212,965

Household & Personal Products — 2.6%
Helen of Troy Ltd.*	15,960	3,370,912

Insurance - Diversified — 4.5%
Goosehead Insurance, Inc., Class A	52,743	5,798,565

Internet Retail — 11.1%
Etsy, Inc.*	30,747	6,112,196
Revolve Group, Inc.*	170,002	8,243,397

		14,355,593

Leisure — 4.4%
YETI Holdings, Inc.*	66,229	5,657,281

Medical Care Facilities — 3.0%
AMN Healthcare Services, Inc.*	49,402	3,917,578

Recreational Vehicles — 8.8%
Fox Factory Holding Corp.*.	49,728	7,619,821

	Number of Shares	Value

COMMON STOCKS — (Continued)
Recreational Vehicles — (Continued)
Malibu Boats, Inc., Class A*	45,411	$3,785,461

		11,405,282

Restaurants — 5.5%
Wingstop, Inc.	44,985	7,126,074
Software Application — 19.7%
Alarm.com Holdings, Inc.* .	55,871	5,014,981
Appfolio, Inc., Class A*	31,390	4,539,936
Duck Creek Technologies, Inc.*	103,664	4,310,349
Envestnet, Inc.*	30,094	2,221,840
Globant SA*	26,104	5,982,515
Paylocity Holding Corp.*	17,909	3,460,735

		25,530,356

Software Infrastructure — 16.4%
Altair Engineering, Inc.,
Class A*	51,779	3,365,635
Blackline, Inc.*	52,851	6,133,887
Endava PLC, SP ADR*	59,331	5,371,829
Euronet Worldwide, Inc.*	21,144	3,032,684
Qualys, Inc.*	33,655	3,411,271

		21,315,306

TOTAL COMMON STOCKS (Cost $92,995,441)		126,481,916

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Portfolio of Investments (Concluded)

April 30, 2021

Value
TOTAL INVESTMENTS - 97.5% (Cost $92,995,441)	$126,481,916
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.5%	3,271,444

NET ASSETS - 100.0%	$129,753,360

* Non-income producing.

PLC	Public Limited Corporation
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2021

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Software	30.0%	$9,179,560
Interactive Media & Services	10.1	3,093,253
Information Technology Services	9.4	2,871,497
Capital Markets	5.9	1,806,954
Health Care Equipment & Supplies	5.1	1,566,502
Entertainment	5.0	1,545,362
Semiconductors & Semiconductor Equipment	4.0	1,236,998
Health Care Technology	4.0	1,232,141
Commercial Services & Supplies	3.8	1,172,346
Real Estate Management & Development	3.8	1,145,433
Leisure Products	3.4	1,053,434
Health Care Providers & Services	3.2	990,853
Life Sciences Tools & Services	3.0	911,225
Multiline Retail	2.4	738,307
Biotechnology	2.2	668,469
Professional Services	1.4	421,516
Other Assets In Excess of Liabilities	3.3	1,019,335

NET ASSETS	100.0%	$30,653,185

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Portfolio of Investments

April 30, 2021

	Number of Shares	Value

COMMON STOCKS — 96.7%
Australia — 6.7%
Cochlear, Ltd.	5,470	$936,353
Technology One, Ltd.	153,302	1,118,414

		2,054,767

Canada — 9.3%
Altus Group, Ltd.	22,668	1,145,433
Kinaxis, Inc.*	7,150	922,232
TMX Group, Ltd.	7,139	786,704

		2,854,369

Denmark — 8.3%
Net company Group A/S	18,680	1,948,203
SimCorp A/S	4,379	578,989

		2,527,192

Germany — 11.6%
CompuGroup Medical SE & Co. KGaA	13,463	1,232,141
CTS Eventim AG & Co. KGaA*	22,390	1,545,362
Scout24 AG	9,428	783,850

		3,561,353

Italy — 3.2%
Amplifon SpA*	23,477	990,853

Japan — 14.1%
Benefit One, Inc.	16,800	421,516
Cybozu, Inc.	52,300	1,191,381
Kakaku.com, Inc.	48,800	1,324,935
Smaregi, Inc.*	25,015	1,392,383

		4,330,215

Mexico — 3.3%
Bolsa Mexicana de Valores SAB de CV	458,558	1,020,250

South Korea — 7.2%
Douzone Bizon Co. Ltd.	12,880	973,240

	Number of Shares	Value

COMMON STOCKS — (Continued)
South Korea — (Continued)
Koh Young Technology, Inc.	49,655	$1,236,998

		2,210,238

Sweden — 7.7%
Cellavision AB	14,810	630,149
Thule Group AB (The)	23,225	1,053,434
Vitrolife AB	17,840	668,469

		2,352,052

Switzerland — 3.0%
Tecan Group AG	1,870	911,225

Taiwan — 2.4%
Poya International Co., Ltd.*	33,900	738,307

United Kingdom — 15.5%
Auto Trader Group PLC*	125,050	984,468
Endava PLC, SP ADR*	16,877	1,528,044
GB Group PLC	84,998	1,054,718
HomeServe PLC	77,574	1,172,346

		4,739,576

Uruguay — 4.4%
Globant SA*	5,862	1,343,453

TOTAL COMMON STOCKS (Cost $23,596,483)		29,633,850

TOTAL INVESTMENTS - 96.7% (Cost $23,596,483)		29,633,850
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.3%		1,019,335

NET ASSETS - 100.0%		$30,653,185

*    Non-income producing.

PLC	Public Limited Corporation
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2021

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Internet & Direct Marketing Retail	15.7%	$4,079,141
Interactive Media & Services	12.5	3,246,648
Food Products	12.4	3,215,466
Textiles, Apparel & Luxury Goods	9.3	2,425,807
Entertainment	9.1	2,354,019
Food & Staples Retailing	7.1	1,851,579
Specialty Retail	4.8	1,245,780
Software	4.8	1,238,739
Personal Products	4.5	1,173,097
Beverages	4.3	1,118,779
Hotels, Restaurants & Leisure	2.8	716,160
Household Durables	1.9	495,472
Health Care Technology	1.8	478,382
Banks	1.8	458,470
Automobiles	1.3	349,395
Insurance	1.1	280,118
Other Assets In Excess of Liabilities	4.8	1,253,550

NET ASSETS	100.0%	$25,980,602

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Portfolio of Investments

April 30, 2021

	Number of Shares	Value

COMMON STOCKS — 95.2%
Argentina — 2.1%
Mercadolibre, Inc.*	347	$545,130

Brazil — 3.6%
Raia Drogasil SA	192,200	933,393

Cambodia — 2.8%
NagaCorp, Ltd.	670,000	716,160

China — 32.1%
Alibaba Group Holding, Ltd.*	57,300	1,656,412
ANTA Sports Products, Ltd.	56,000	998,951
Autohome, Inc., ADR	8,320	771,514
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	96,274	606,838
NetEase, Inc.	70,100	1,566,705
Ping An Healthcare and Technology Co., Ltd.*	41,000	478,382
Tencent Music Entertainment Group, ADR*	45,196	787,314
Tingyi Cayman Islands Holding Corp.	538,000	966,674
Zhejiang Supor Co., Ltd., Class A	42,605	495,472

		8,328,262

Hong Kong — 1.4%
Vitasoy International Holdings, Ltd.	92,000	355,249

India — 12.9%
Bajaj Auto, Ltd.*	6,760	349,395
Britannia Industries, Ltd.	13,280	617,413
Colgate-Palmolive India, Ltd.	58,700	1,173,097
HDFC Bank, Ltd.*	24,130	458,470

	Number of Shares	Value

COMMON STOCKS — (Continued)
India — (Continued)
Titan Co., Ltd.	25,130	$505,153
United Spirits, Ltd.*	33,190	232,386

		3,335,914

Mexico — 3.4%
Fomento Economico Mexicano SAB de CV	114,200	886,393

Netherlands — 7.2%
Prosus NV	17,300	1,877,599

Russia — 9.5%
Mail.Ru Group, Ltd., GDR* .	34,180	763,427
Yandex NV, Class A*	26,113	1,711,707

		2,475,134

Singapore — 4.8%
Karooooo, Ltd.*	31,836	1,238,739

South Africa — 3.2%
Discovery, Ltd.*	30,850	280,118
Mr Price Group, Ltd.	44,740	559,693

		839,811

Taiwan — 3.5%
President Chain Store Corp.	95,000	918,186

Thailand — 0.9%
Home Product Center PCL.	533,500	241,085

Vietnam — 7.8%
Mobile World Investment Corp.	73,000	445,002
Phu Nhuan Jewelry JSC	217,300	921,703
Vietnam Dairy Products JSC	165,400	669,292

		2,035,997

TOTAL COMMON STOCKS (Cost $24,997,002)		24,727,052

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Portfolio of Investments (Concluded)

April 30, 2021

Value
TOTAL INVESTMENTS - 95.2% (Cost $24,997,002)	$24,727,052
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.8%	1,253,550

NET ASSETS - 100.0%	$25,980,602

*	Non-income producing.

ADR	American Depository Receipt
GDR	Global Depository Receipt
JSC	Joint Stock Company
PCL	Public Company Limited

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMID COMPANY GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2021

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Software Application	36.7%	$4,249,937
Information Technology Services	7.3	845,021
Specialty Retail	5.5	639,859
Internet Retail	5.2	606,309
Specialty Industrial Machinery	5.2	602,547
Recreational Vehicles	4.0	467,352
Building Products & Equipment	3.9	447,079
Restaurants	3.8	437,212
Diagnostics & Research	3.5	403,838
Software Infrastructure	3.4	398,735
Insurance - Diversified	2.9	337,516
Health Information Services	2.9	332,354
Specialty Business Services	2.8	324,971
Aerospace & Defense.	2.5	291,456
Consulting Services	2.5	285,137
Capital Markets	2.3	261,104
Household & Personal Products	2.2	253,452
Other Assets In Excess of Liabilities	3.4	398,799

NET ASSETS	100.0%	$11,582,678

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMID COMPANY GROWTH FUND

Portfolio of Investments

April 30, 2021

	Number of Shares	Value

COMMON STOCKS — 96.6%
Aerospace & Defense — 2.5%
HEICO Corp.	2,070	$291,456

Building Products & Equipment — 3.9%
Trex Co., Inc.*	4,140	447,079

Capital Markets — 2.3%
Houlihan Lokey, Inc.	3,940	261,104

Consulting Services — 2.5%
Exponent, Inc.	2,960	285,137

Diagnostics & Research — 3.5%
Medpace Holdings, Inc.*	2,380	403,838

Health Information Services — 2.9%
Progyny, Inc.*	5,840	332,354

Household & Personal Products — 2.2%
Helen Of Troy Ltd.*	1,200	253,452

Information Technology Services — 7.3%
CDW Corp.	2,300	410,159
EPAM Systems, Inc.*	950	434,862

		845,021

Insurance - Diversified — 2.9%
Goosehead Insurance, Inc., Class A	3,070	337,516

Internet Retail — 5.2%
Etsy, Inc.*	3,050	606,309

Recreational Vehicles — 4.0%
Fox Factory Holding Corp.*	3,050	467,352

Restaurants — 3.8%
Wingstop, Inc.	2,760	437,212

Software Application — 36.7%
Alarm.com Holdings, Inc.*	4,020	360,835
Appfolio, Inc., Class A*	2,110	305,169
Aspen Technology, Inc.*	3,520	460,557

	Number of Shares	Value

COMMON STOCKS — (Continued)
Software Application — (Continued)
Duck Creek Technologies, Inc.*	6,800	$282,744
Dynatrace, Inc.*	11,000	572,440
Envestnet, Inc.*	3,170	234,041
Fair Isaac Corp.*	790	411,914
Globant SA*	2,090	478,986
Paycom Software, Inc.*	1,200	461,292
Trade Desk, Inc. (The), Class A*	370	269,845
Tyler Technologies, Inc.*	970	412,114

		4,249,937

Software Infrastructure — 3.4%
Euronet Worldwide, Inc.*	2,780	398,735

Specialty Business Services — 2.8%
Copart, Inc.*	2,610	324,971

Specialty Industrial Machinery — 5.2%
Generac Holdings, Inc.*	1,860	602,547

Specialty Retail — 5.5%
RH*	930	639,859

TOTAL COMMON STOCKS (Cost $10,591,990)		11,183,879

TOTAL INVESTMENTS - 96.6% (Cost $10,591,990)		11,183,879
OTHER ASSETS IN EXCESS OF LIABILITIES - 3.4%		398,799

NET ASSETS - 100.0%		$11,582,678

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Assets and Liabilities

April 30, 2021

			Polen
	Polen Growth	Polen Global	International
	Fund	Growth Fund	Growth Fund
Assets
Investments, at value*	$10,898,126,548	$616,234,427	$456,205,211
Cash and cash equivalents	274,125,266	14,172,462	9,682,703
Foreign currency (Cost $ — , $ — and $308, respectively)	—	—	305
Receivable for capital shares sold	25,378,370	2,753,691	817,636
Dividends and interest receivable	5,889,460	680,254	482,332
Prepaid expenses and other assets	296,849	56,834	42,522

Total assets	11,203,816,493	633,897,668	467,230,709

Liabilities
Payable for investments purchased	61,288,334	—	—
Payable for capital shares redeemed	14,837,993	982,318	342,625
Payable to Investment Adviser	7,595,338	430,876	304,590
Payable for transfer agent fees	1,016,422	52,784	43,343
Payable for administration and accounting fees	232,232	25,288	25,969
Payable for custodian fees	220,920	26,034	31,454
Payable for distribution fees	84,931	9,133	1,087
Payable for shareholder reporting fees	71,870	9,755	5,356
Payable for audit fees	53,710	21,774	21,422
Payable for Trustees’ and Officers’ fees	3,057	176	131
Due to custodian	—	48	—
Payable for legal fees	—	—	28
Accrued expenses	18,719	3,524	1,551

Total liabilities	85,423,526	1,561,710	777,556

Net Assets	$11,118,392,967	$632,335,958	$466,453,153

Net Assets consisted of:
Capital stock, $0.01 par value	$2,219,417	$242,780	$256,260
Paid-in capital	6,263,419,243	452,217,366	381,520,716
Total distributable earnings	4,852,754,307	179,875,812	84,676,177

Net Assets	$11,118,392,967	$632,335,958	$466,453,153

Institutional Class:
Net assets	$10,700,657,676	$587,254,918	$461,058,783

Shares outstanding	213,399,606	22,522,572	25,326,887

Net asset value, offering and redemption price per share	$50.14	$26.07	$18.20

Investor Class:
Net assets	$417,735,291	$45,081,040	$5,394,370

Shares outstanding	8,542,116	1,755,469	299,082

Net asset value, offering and redemption price per share	$48.90	$25.68	$18.04

* Investments, at cost	$6,351,488,683	$438,436,497	$366,429,435

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Assets and Liabilities

April 30, 2021

	Polen U.S.	Polen International	Polen Global
	Small Company	Small Company	Emerging Markets
	Growth Fund	Growth Fund	Growth Fund
Assets
Investments, at value*	$126,481,916	$29,633,850	$24,727,052
Cash and cash equivalents	2,866,600	899,772	1,292,708
Foreign currency (Cost $ — , $1 and $57, respectively)	—	1	60
Receivable for capital shares sold	526,112	21,020	—
Receivable from Investment Adviser	—	—	374
Dividends and interest receivable	3,949	22,219	4,006
Receivable for investments sold	—	429,198	—
Prepaid expenses and other assets	27,850	21,111	14,342

Total assets	129,906,427	31,027,171	26,038,542

Liabilities
Payable to Investment Adviser	77,365	152	—
Payable for audit fees	20,770	20,652	18,000
Payable for administration and accounting fees	14,508	16,251	17,142
Payable for transfer agent fees	13,173	6,740	3,934
Payable for capital shares redeemed	11,343	—	—
Payable for custodian fees	9,184	9,779	10,000
Payable for shareholder reporting fees	3,724	6,525	6,524
Payable for distribution fees	2,278	170	—
Payable for Trustees’ and Officers’ fees	36	9	873
Payable for investments purchased	—	312,966	—
Payable for legal fees	—	—	421
Accrued expenses	686	742	1,046

Total liabilities	153,067	373,986	57,940

Net Assets	$129,753,360	$30,653,185	$25,980,602

Net Assets consisted of:
Capital stock, $0.01 par value	$65,923	$18,013	$24,112
Paid-in capital	92,679,962	24,784,777	26,448,533
Total distributable earnings	37,007,475	5,850,395	(492,043)

Net Assets	$129,753,360	$30,653,185	$25,980,602

Institutional Class:
Net assets	$118,389,534	$29,799,264	$25,980,602

Shares outstanding	6,012,116	1,750,820	2,411,178

Net asset value, offering and redemption price per share	$19.69	$17.02	$10.78

Investor Class:
Net assets	$11,363,826	$853,921	$—

Shares outstanding	580,189	50,449	—

Net asset value, offering and redemption price per share	$19.59	$16.93	$—

* Investments, at cost	$92,995,441	$23,596,483	$24,997,002

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Assets and Liabilities

April 30, 2021

Polen U.S.
SMID Company
Growth Fund
Assets
Investments, at value*	$11,183,879
Cash and cash equivalents	378,736
Receivable from Investment Adviser	22,174
Prepaid expenses and other assets	26,808

Total assets	11,611,597

Liabilities
Payable for audit fees.	10,000
Payable for administration and accounting fees	7,126
Payable for shareholder reporting fees	4,313
Payable for transfer agent fees	3,966
Payable for custodian fees	2,082
Payable for legal fees	493
Payable for Trustees’ and Officers’ fees	8
Accrued expenses	931

Total liabilities	28,919

Net Assets	$11,582,678

Net Assets consisted of:
Capital stock, $0.01 par value	$10,920
Paid-in capital	10,979,869
Total distributable earnings	591,889

Net Assets	$11,582,678

Institutional Class:
Net assets	$11,582,678

Shares outstanding	1,091,996

Net asset value, offering and redemption price per share	$10.61

* Investments, at cost	$10,591,990

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Operations

For the Year Ended April 30, 2021

			Polen
	Polen Growth	Polen Global	International
	Fund	Growth Fund	Growth Fund
Investment income
Dividends	$41,544,939	$3,649,443	$3,813,572
Less: foreign taxes withheld	—	(237,375)	(247,256)

Total investment income	41,544,939	3,412,068	3,566,316

Expenses
Advisory fees (Note 2)	75,311,872	4,081,903	3,011,375
Transfer agent fees (Note 2)	6,975,812	374,949	301,991
Administration and accounting fees (Note 2)	1,215,473	138,732	106,498
Distribution fees (Investor Shares) (Note 2)	1,108,716	78,741	9,996
Trustees’ and officers’ fees	531,123	28,722	21,463
Custodian fees (Note 2)	427,699	58,781	60,362
Shareholder reporting fees	352,723	39,680	30,916
Registration and filing fees	312,692	77,851	54,240
Legal fees	212,121	13,122	10,378
Audit fees	52,235	22,090	22,342
Other expenses	173,807	16,641	13,549

Total expenses before waivers, reimbursements and/or recoupment	86,674,273	4,931,212	3,643,110

Less: waivers, reimbursements and/or recoupment (Note 2)	—	237,240	263,960

Net expenses after waivers, reimbursements and/orrecoupment	86,674,273	5,168,452	3,907,070

Net investment loss	(45,129,334)	(1,756,384)	(340,754)

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from investments	430,113,168	6,240,668	(2,062,190)
Net realized loss from foreign currency transactions	—	(177,758)	(636,328)
Net change in unrealized appreciation from investments	2,894,055,665	151,070,749	85,157,196
Net change in unrealized appreciation from foreign currency translations	—	26,407	113,466

Net realized and unrealized gain from investments	3,324,168,833	157,160,066	82,572,144

Net increase in net assets resulting from operations	$3,279,039,499	$155,403,682	$82,231,390

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Operations

For the Year Ended April 30, 2021

	Polen	Polen	Polen
	U.S. Small	International	Global Emerging
	Company	Small Company	Markets
	Growth Fund	Growth Fund	Growth Fund*
Investment income
Dividends	$153,294	$175,974	$54,802
Less: foreign taxes withheld	—	(22,415)	(6,750)

Total investment income	153,294	153,559	48,052

Expenses
Advisory fees (Note 2)	805,762	203,679	80,706
Transfer agent fees (Note 2)	118,934	66,945	20,248
Administration and accounting fees (Note 2)	42,024	37,990	32,297
Registration and filing fees	40,606	31,599	16,945
Audit fees	20,732	21,899	18,604
Shareholder reporting fees	19,712	17,791	12,250
Distribution fees (Investor Shares) (Note 2)	16,573	2,228	—
Custodian fees (Note 2)	13,687	14,922	10,000
Trustees’ and officers’ fees	4,533	1,178	1,138
Legal fees	4,012	2,803	5,267
Other expenses	8,645	7,924	5,261

Total expenses before waivers and reimbursements	1,095,220	408,958	202,716

Less: waivers and reimbursements (Note 2)	(71,444)	(152,131)	(101,833)

Net expenses after waivers and reimbursements	1,023,776	256,827	100,883

Net investment loss	(870,482)	(103,268)	(52,831)

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from investments	6,206,070	(54,038)	(142,112)
Net realized loss from foreign currency transactions	—	(69,700)	(37,782)
Net change in unrealized appreciation/(depreciation) from investments	32,388,687	5,843,769	(269,950)
Net change in unrealized appreciation/(depreciation) from foreign currency translations	—	(1,467)	34

Net realized and unrealized gain/(loss) from investments	38,594,757	5,718,564	(449,810)

Net increase/(decrease) in net assets resulting from operations	$37,724,275	$5,615,296	$(502,641)

*	The Polen Global Emerging Markets Growth Fund commenced operations on October 16, 2020.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Operations

For the Year Ended April 30, 2021

Polen
U.S. SMID
Company
Growth Fund*
Investment income
Dividends	$—

Total investment income	—

Expenses
Audit fees	10,000
Advisory fees (Note 2)	8,772
Administration and accounting fees (Note 2)	7,126
Shareholder reporting fees	4,313
Transfer agent fees (Note 2)	3,966
Registration and filing fees	2,466
Custodian fees (Note 2)	2,082
Legal fees	493
Trustees’ and officers’ fees	8
Other expenses	931

Total expenses before waivers and reimbursements	40,157

Less: waivers and reimbursements (Note 2)	(30,946)

Net expenses after waivers and reimbursements	9,211

Net investment loss	(9,211)

Net realized and unrealized gain from investments
Net realized gain/(loss) from investments	—
Net change in unrealized appreciation from investments	591,889

Net realized and unrealized gain from investments	591,889

Net increase in net assets resulting from operations	$582,678

*	The Polen U.S. SMID Company Growth Fund commenced operations on April 1, 2021.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2021	April 30, 2020
Increase/(decrease) in net assets from operations:
Net investment loss	$(45,129,334)	$(18,894,620)
Net realized gain from investments	430,113,168	85,352,178
Net change in unrealized appreciation from investments	2,894,055,665	471,454,894

Net increase in net assets resulting from operations	3,279,039,499	537,912,452

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(114,004,945)	(160,854)
Investor Class	(6,142,838)	(13,512)

Net decrease in net assets from dividends and distributions to shareholders	(120,147,783)	(174,366)

Increase in net assets derived from capital share transactions (Note 4)	1,792,540,204	1,961,771,710

Total increase in net assets	4,951,431,920	2,499,509,796

Net assets
Beginning of year	6,166,961,047	3,667,451,251

End of year	$11,118,392,967	$6,166,961,047

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2021	April 30, 2020
Increase/(decrease) in net assets from operations:
Net investment loss	$(1,756,384)	$(284,479)
Net realized gain/(loss) from investments and foreign currency transactions	6,062,910	(1,692,792)
Net change in unrealized appreciation from investments and foreign currency translations	151,097,156	9,707,313

Net increase in net assets resulting from operations	155,403,682	7,730,042

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	—	(47,549)
Investor Class	—	(6,822)

Net decrease in net assets from dividends and distributions to shareholders	—	(54,371)

Increase in net assets derived from capital share transactions (Note 4)	204,006,804	185,504,257

Total increase in net assets	359,410,486	193,179,928

Net assets
Beginning of year	272,925,472	79,745,544

End of year	$632,335,958	$272,925,472

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2021	April 30, 2020
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(340,754)	$193,265
Net realized loss from investments and foreign currency transactions	(2,698,518)	(2,746,997)
Net change in unrealized appreciation/(depreciation) from investments and foreign currency translations	85,270,662	(711,247)

Net increase/(decrease) in net assets resulting from operations	82,231,390	(3,264,979)

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	—	(14,475)

Net decrease in net assets from dividends and distributions to shareholders	—	(14,475)

Increase in net assets derived from capital share transactions (Note 4)	185,710,455	131,612,815

Total increase in net assets	267,941,845	128,333,361

Net assets
Beginning of year	198,511,308	70,177,947

End of year	$466,453,153	$198,511,308

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2021	April 30, 2020
Increase/(decrease) in net assets from operations:
Net investment loss	$(870,482)	$(138,022)
Net realized gain/(loss) from investments	6,206,070	(1,544,443)
Net change in unrealized appreciation from investments	32,388,687	61,456

Net increase/(decrease) in net assets resulting from operations	37,724,275	(1,621,009)

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(92,178)	(62,143)
Investor Class	(8,713)	(1,894)

Net decrease in net assets from dividends and distributions to shareholders	(100,891)	(64,037)

Increase in net assets derived from capital share transactions (Note 4)	58,807,569	27,053,776

Total increase in net assets	96,430,953	25,368,730

Net assets
Beginning of year	33,322,407	7,953,677

End of year	$129,753,360	$33,322,407

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2021	April 30, 2020
Increase/(decrease) in net assets from operations:
Net investment loss	$(103,268)	$(12,983)
Net realized gain/(loss) from investments and foreign currency transactions	(123,738)	68,083
Net change in unrealized appreciation/(depreciation) from investments and foreign currency translations	5,842,302	(221,719)

Net increase/(decrease) in net assets resulting from operations	5,615,296	(166,619)

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(2,452)	(48,457)
Investor Class	(151)	(740)

Net decrease in net assets from dividends and distributions to shareholders	(2,603)	(49,197)

Increase in net assets derived from capital share transactions (Note 4)	16,960,637	4,901,158

Total increase in net assets	22,573,330	4,685,342

Net assets
Beginning of year	8,079,855	3,394,513

End of year	$30,653,185	$8,079,855

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Statements of Changes in Net Assets

For the Period
October 16, 2020*
to April 30, 2021
Decrease in net assets from operations:
Net investment loss	$(52,831)
Net realized loss from investments and foreign currency transactions	(179,894)
Net change in unrealized depreciation from investments and foreign currency translations	(269,916)

Net decrease in net assets resulting from operations	(502,641)

Increase in net assets derived from capital share transactions (Note 4)	26,483,243

Total increase in net assets	25,980,602

Net assets
Beginning of period	—

End of period	$25,980,602

*	The Polen Global Emerging Markets Growth Fund commenced operations on October 16, 2020.

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMID COMPANY GROWTH FUND

Statements of Changes in Net Assets

For the Period
April 1, 2021*
to April 30, 2021
Increase/(decrease) in net assets from operations:
Net investment loss	$(9,211)
Net realized gain/(loss) from investments	—
Net change in unrealized appreciation from investments	591,889

Net increase in net assets resulting from operations	582,678

Increase in net assets derived from capital share transactions (Note 4)	11,000,000

Total increase in net assets	11,582,678

Net assets
Beginning of period	—

End of period	$11,582,678

*	The Polen U.S. SMID Company Growth Fund commenced operations on April 1, 2021.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	April 30, 2021	April 30, 2020		April 30, 2019		April 30, 2018		April 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$34.57	$31.20		$25.34		$21.85		$18.92

Net investment loss(1)	(0.22)	(0.13)		(0.05)		(0.06)		(0.04)
Net realized and unrealized gain on investments	16.37	3.50		6.62		3.95		2.97

Net increase in net assets resulting from operations	16.15	3.37		6.57		3.89		2.93

Dividends and distributions to shareholders from:
Net investment income	—	—		—		—		(0.00	)(2)
Net realized capital gains	(0.58)	(0.00	)(2)	(0.71)		(0.40)		—

Total dividends and distributions to shareholders	(0.58)	(0.00	)(2)	(0.71)		(0.40)		(0.00	)(2)

Redemption fees	0.00 (2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)

Net asset value, end of year	$50.14	$34.57		$31.20		$25.34		$21.85

Total investment return(3)	46.91%	10.80%		26.44%		17.90%		15.50%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$10,700,658	$5,771,940		$3,381,068		$1,839,280		$1,363,731
Ratio of expenses to average net assets	0.97%	0.98%		1.00%		1.00%		1.00%
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment, if any	0.97%	0.98	%(4)	1.00	%(4)	0.98	%(4)	1.12	%(4)
Ratio of net investment loss to average net assets	(0.50)%	(0.40)%		(0.18)%		(0.24)%		(0.18)%
Portfolio turnover rate	19%	23%		19%		20%		14%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	April 30, 2021	April 30, 2020		April 30, 2019		April 30, 2018		April 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$33.81	$30.59		$24.92		$21.55		$18.70

Net investment loss(1)	(0.31)	(0.21)		(0.12)		(0.11)		(0.08)
Net realized and unrealized gain on investments	15.98	3.43		6.50		3.88		2.93

Net increase in net assets resulting from operations	15.67	3.22		6.38		3.77		2.85

Dividends and distributions to shareholders from:
Net realized capital gains	(0.58)	(0.00	)(2)	(0.71)		(0.40)		—

Redemption fees	0.00 (2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)

Net asset value, end of year	$48.90	$33.81		$30.59		$24.92		$21.55

Total investment return(3)	46.54%	10.53%		26.12%		17.59%		15.24%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$417,735	$395,021		$286,383		$67,130		$107,358
Ratio of expenses to average net assets	1.21%	1.23%		1.25%		1.25%		1.25%
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment, if any	1.21%	1.23	%(4)	1.26	%(4)	1.23	%(4)	1.38	%(4)
Ratio of net investment loss to average net assets	(0.74)%	(0.64)%		(0.43)%		(0.49)%		(0.43)%
Portfolio turnover rate	19%	23%		19%		20%		14%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$18.47	$17.35	$14.74	$12.29	$10.67

Net investment loss(1)	(0.08)	(0.04)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain on investments	7.68	1.16	2.90	2.48	1.65

Net increase in net assets resulting from operations	7.60	1.12	2.88	2.45	1.63

Dividends and distributions to shareholders from:
Net realized capital gains	—	(0.01)	(0.28)	—	(0.01)

Redemption fees	0.00 (2)	0.01	0.01	0.00 (2)	0.00 (2)

Net asset value, end of year	$26.07	$18.47	$17.35	$14.74	$12.29

Total investment return(3)	41.15%	6.50%	19.91%	19.94%	15.24%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$587,255	$255,374	$68,617	$30,702	$18,618
Ratio of expenses to average net assets	1.06%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment, if any(4)	1.01%	1.12%	1.31%	1.50%	2.40%
Ratio of net investment loss to average net assets	(0.35)%	(0.20)%	(0.13)%	(0.18)%	(0.18)%
Portfolio turnover rate	12%	18%	20%	14%	12%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$18.24	$17.17	$14.62	$12.23	$10.64

Net investment loss(1)	(0.13)	(0.08)	(0.06)	(0.06)	(0.05)
Net realized and unrealized gain on investments	7.57	1.15	2.88	2.45	1.65

Net increase in net assets resulting from operations	7.44	1.07	2.82	2.39	1.60

Dividends and distributions to shareholders from:
Net realized capital gains	—	(0.01)	(0.28)	—	(0.01)

Redemption fees	0.00 (2)	0.01	0.01	0.00 (2)	0.00 (2)

Net asset value, end of year	$25.68	$18.24	$17.17	$14.62	$12.23

Total investment return(3)	40.79%	6.28%	19.66%	19.54%	15.00%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$45,081	$17,552	$11,129	$5,094	$996
Ratio of expenses to average net assets	1.31%	1.35%	1.35%	1.35%	1.35%
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment, if any(4)	1.26%	1.37%	1.56%	1.71%	2.61%
Ratio of net investment loss to average net assets	(0.60)%	(0.45)%	(0.38)%	(0.43)%	(0.43)%
Portfolio turnover rate	12%	18%	20%	14%	12%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020		For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Period December 30, 2016* to April 30, 2017
Per Share Operating Performance
Net asset value, beginning of year/period	$13.93	$14.35		$13.24	$11.57	$10.00

Net investment income/(loss)(1)	(0.02)	0.03		0.03	0.06	0.05
Net realized and unrealized gain/(loss) on investments	4.29	(0.45)		1.10	1.70	1.52

Net increase/(decrease) in net assets resulting from operations	4.27	(0.42)		1.13	1.76	1.57

Dividends and distributions to shareholders from:
Net investment income	—	(0.00	)(2)	(0.01)	(0.07)	—
Net realized capital gains	—	—		(0.01)	(0.02)	—

Total dividends and distributions to shareholders	—	(0.00	)(2)	(0.02)	(0.09)	—

Redemption fees	0.00 (2)	0.00	(2)	0.00 (2)	—	—

Net asset value, end of year/period	$18.20	$13.93		$14.35	$13.24	$11.57

Total investment return(3)	30.65%	(2.92)%		8.50%	15.18%	15.70%

Ratios/Supplemental Data
Net assets, end of year/period (in thousands)	$461,059	$196,960		$68,857	$10,982	$2,648
Ratio of expenses to average net assets	1.10%	1.10%		1.10%	1.10%	1.10	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment, if any(5)	1.03%	1.17%		1.40%	3.45%	9.84	%(4)
Ratio of net investment income/(loss) to average net assets	(0.09)%	0.18%		0.22%	0.48%	1.32	%(4)
Portfolio turnover rate	33%	11%		12%	6%	—

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019		For the Year Ended April 30, 2018	For the Period March 15, 2017* to April 30, 2017
Per Share Operating Performance
Net asset value, beginning of year/period	$13.84	$14.29	$13.21		$11.56	$10.91

Net investment income/(loss)(1)	(0.06)	(0.01)	(0.00	)(2)	0.03	0.04
Net realized and unrealized gain/(loss) on investments	4.26	(0.44)	1.09		1.69	0.61

Net increase/(decrease) in net assets resulting from operations	4.20	(0.45)	1.09		1.72	0.65

Dividends and distributions to shareholders from:
Net investment income	—	—	—		(0.05)	—
Net realized capital gains	—	—	(0.01)		(0.02)	—

Total dividends and distributions to shareholders	—	—	(0.01)		(0.07)	—

Redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	—	—

Net asset value, end of year/period	$18.04	$13.84	$14.29		$13.21	$11.56

Total investment return(3)	30.35%	(3.15)%	8.25%		14.91%	5.96%

Ratios/Supplemental Data
Net assets, end of year/period (in thousands)	$5,394	$1,551	$1,321		$247	$14
Ratio of expenses to average net assets	1.35%	1.35%	1.35%		1.35%	1.35	%(4)
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment, if any(5)	1.29%	1.41%	1.64%		3.50%	9.47	%(4)
Ratio of net investment income/(loss) to average net assets	(0.34)%	(0.07)%	(0.03)%		0.23%	2.63	%(4)
Portfolio turnover rate	33%	11%	12%		6%	—

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Period November 01, 2017* to April 30, 2018
Per Share Operating Performance
Net asset value, beginning of year/period	$11.17	$12.43	$10.21	$10.00

Net investment loss(1)	(0.18)	(0.11)	(0.10)	(0.05)
Net realized and unrealized gain/(loss) on investments	8.72	(1.09)	2.34	0.26

Net increase/(decrease) in net assets resulting from operations	8.54	(1.20)	2.24	0.21

Dividends and distributions to shareholders from:
Net realized capital gains	(0.02)	(0.06)	(0.02)	—

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	—

Net asset value, end of year/period	$19.69	$11.17	$12.43	$10.21

Total investment return(3)	76.49%	(9.70)%	21.94%	2.10%

Ratios/Supplemental Data
Net assets, end of year/period (in thousands)	$118,390	$32,051	$7,940	$3,334
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.34%	2.16%	3.38%	7.51	%(4)
Ratio of net investment loss to average net assets	(1.06)%	(0.92)%	(0.87)%	(0.95	)%(4)
Portfolio turnover rate	40%	68%	35%	8	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period February 8, 2019* to April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year/period	$11.14	$12.42	$11.54

Net investment loss(1)	(0.22)	(0.13)	(0.03)
Net realized and unrealized gain/(loss) on investments	8.69	(1.09)	0.91

Net increase/(decrease) in net assets resulting from operations	8.47	(1.22)	0.88

Dividends and distributions to shareholders from:
Net realized capital gains	(0.02)	(0.06)	—

Redemption fees	0.00 (2)	0.00 (2)	—

Net asset value, end of year/period	$19.59	$11.14	$12.42

Total investment return(3)	76.07%	(9.87)%	7.63%

Ratios/Supplemental Data
Net assets, end of year/period (in thousands)	$11,364	$1,272	$13
Ratio of expenses to average net assets	1.50%	1.50%	1.50	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.58%	2.34%	2.98	%(4)
Ratio of net investment loss to average net assets	(1.31)%	(1.18)%	(1.12	)%(4)
Portfolio turnover rate	40%	68%	35	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover of the Fund for the year ended April 30, 2019.

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2021		For the Year Ended April 30, 2020	For the Period December 31, 2018* to April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year/period	$12.02		$11.93	$10.00

Net investment income/(loss)(1)	(0.08)		(0.03)	0.00	(2)
Net realized and unrealized gain on investments	5.08		0.22	1.93

Net increase in net assets resulting from operations	5.00		0.19	1.93

Dividends and distributions to shareholders from:
Net realized capital gains	(0.00	)(2)	(0.10)	—

Redemption fees	—		0.00 (2)	—

Net asset value, end of year/period	$17.02		$12.02	$11.93

Total investment return(3)	41.61%		1.48%	19.30%

Ratios/Supplemental Data
Net assets, end of year/period (in thousands)	$29,799		$7,908	$3,357
Ratio of expenses to average net assets	1.25%		1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense
reimbursements(5)	2.00%		3.95%	7.51	%(4)
Ratio of net investment income/(loss) to average net assets	(0.50)%		(0.21)%	0.01	%(4)
Portfolio turnover rate	32%		25%	9	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended April 30, 2021		For the Year Ended April 30, 2020	For the Period February 8, 2019* to April 30, 2019
Per Share Operating Performance
Net asset value, beginning of year/period	$11.98		$11.92	$10.81

Net investment income/(loss)(1)	(0.11)		(0.06)	0.01
Net realized and unrealized gain on investments	5.06		0.22	1.10

Net increase in net assets resulting from operations	4.95		0.16	1.11

Dividends and distributions to shareholders from:
Net realized capital gains	(0.00	)(2)	(0.10)	—

Redemption fees	—		0.00 (2)	—

Net asset value, end of year/period	$16.93		$11.98	$11.92

Total investment return(3)	41.33%		1.23%	10.27%

Ratios/Supplemental Data
Net assets, end of year/period (in thousands)	$854		$172	$37
Ratio of expenses to average net assets	1.50%		1.50%	1.50	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.24%		4.26%	7.17	%(4)
Ratio of net investment income/(loss) to average net assets	(0.75)%		(0.46)%	0.36	%(4)
Portfolio turnover rate	32%		25%	9	%(6)(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.
(7)	Reflects portfolio turnover of the Fund for the period December 31, 2018 to April 30, 2019.

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL EMERGING MARKETS GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Period October 16, 2020* to April 30, 2021
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss(1)	(0.04)
Net realized and unrealized gain on investments	0.82

Net increase in net assets resulting from operations	0.78

Redemption fees	0.00	(2)

Net asset value, end of period	$10.78

Total investment return(3)	7.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,981
Ratio of expenses to average net assets	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.51	%(4)
Ratio of net investment loss to average net assets	(0.65	)%(4)
Portfolio turnover rate	16	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMID COMPANY GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Period April 1, 2021* to April 30, 2021
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss(1)	(0.01)
Net realized and unrealized gain on investments	0.62

Net increase in net assets resulting from operations	0.61

Net asset value, end of period	$10.61

Total investment return(2)	6.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,583
Ratio of expenses to average net assets	1.05	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	4.58	%(3)
Ratio of net investment loss to average net assets	(1.05	)%(3)
Portfolio turnover rate	—

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND

Notes to Financial Statements

April 30, 2021

1. Organization and Significant Accounting Policies

The Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund and Polen U.S. SMID Company Growth Fund (each a “Fund” and together the “Funds”) are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 15, 2010, December 30, 2014, December 30, 2016, November 1, 2017, December 31, 2018, October 16, 2020 and April 1, 2021, respectively. The Funds are separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds offer two separate classes of shares, Investor Class and Institutional Class. As of April 30, 2021, Investor Class shares had not been issued on the Polen Global Emerging Markets Growth Fund and Polen U.S. SMID Company Growth Fund.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Funds’ net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 04/30/21	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen Growth Fund
Investments in Securities*	$10,898,126,548	$10,898,126,548	$—	$—

Polen Global Growth Fund
Australia	$13,780,136	$—	$13,780,136	$—
China	66,742,967	33,771,588	32,971,379	—
Denmark	7,240,272	—	7,240,272	—
France	16,162,382	—	16,162,382	—
Germany	48,065,470	—	48,065,470	—
Ireland	24,889,865	24,889,865	—	—
Spain	11,961,234	—	11,961,234	—
Switzerland	20,010,685	—	20,010,685	—
United States	407,381,416	407,381,416	—	—

Total	$616,234,427	$466,042,869	$150,191,558	$—

Polen International Growth Fund
Australia	$13,744,207	$—	$13,744,207	$—
China	93,667,143	58,858,614	34,808,529	—
France	38,031,309	—	38,031,309	—
Germany	58,528,198	—	58,528,198	—
Ireland	103,160,485	86,194,433	16,966,052	—
Mexico	8,690,278	8,690,278	—	—
Netherlands	8,953,615	—	8,953,615	—
Spain	20,910,282	—	20,910,282	—
Sweden	17,975,451	—	17,975,451	—
Switzerland	21,186,950	—	21,186,950	—
United Kingdom	41,307,699	—	41,307,699	—
United States	30,049,594	30,049,594	—	—

Total	$456,205,211	$183,792,919	$272,412,292	$—

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

Funds	Total Value at 04/30/21	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen U.S. Small Company Growth Fund
Investments in Securities*	$126,481,916	$126,481,916	$—	$—

Polen International Small Company Growth Fund
Australia	$2,054,767	$—	$2,054,767	$—
Canada	2,854,369	2,854,369	—	—
Denmark	2,527,192	—	2,527,192	—
Germany	3,561,353	—	3,561,353	—
Italy	990,853	—	990,853	—
Japan	4,330,215	—	4,330,215	—
Mexico	1,020,250	1,020,250	—	—
South Korea	2,210,238	—	2,210,238	—
Sweden	2,352,052	630,149	1,721,903	—
Switzerland	911,225	—	911,225	—
Taiwan	738,307	—	738,307	—
United Kingdom	4,739,576	2,582,762	2,156,814	—
Uruguay	1,343,453	1,343,453	—	—

Total	$29,633,850	$8,430,983	$21,202,867	$—

Polen Global Emerging Markets Growth Fund
Argentina	$545,130	$545,130	$—	$—
Brazil	933,393	933,393	—	—
Cambodia	716,160	—	716,160	—
China	8,328,262	1,558,828	6,769,434	—
Hong Kong	355,249	—	355,249	—
India	3,335,914	—	3,335,914	—
Mexico	886,393	886,393	—	—
Netherlands	1,877,599	—	1,877,599	—
Russia	2,475,134	1,711,707	763,427	—
Singapore	1,238,739	1,238,739	—	—
South Africa	839,811	—	839,811	—

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

Funds	Total Value at 04/30/21	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Taiwan	$918,186	$—	$918,186	$—
Thailand	241,085	—	241,085	—
Vietnam	2,035,997	—	2,035,997	—

Total	$24,727,052	$6,874,190	$17,852,862	$—

Polen U.S. SMID Company Growth Fund
Investments in Securities*	$11,183,879	$11,183,879	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to their net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to their net assets as of the end of the reporting period.

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

For the year ended April 30, 2021, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class of each Fund based upon the relative daily net assets of each class of each Fund. General expenses of the Trust are generally allocated to each Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund. The Funds’ investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Funds maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and are

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Funds’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Funds by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Funds.

Currency Risk — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds is determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

2. Transactions with Related Parties and Other Service Providers

Polen Capital Management, LLC (“PCM” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 0.85% of the average daily net assets of the Polen Growth Fund, Polen Global Growth Fund and Polen International Growth Fund, and 1.00% of average daily net assets of the Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund and Polen U.S. SMID Company Growth Fund. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Funds to the extent necessary to ensure that the Funds’ total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed (on an annual basis) 1.00% of the Polen Growth Fund’s, 1.10% of the Polen Global Growth Fund’s and Polen International Growth Fund’s, 1.25% of the Polen U.S. Small Company Growth Fund’s, Polen International Small Company Growth Fund’s and Polen Global Emerging Markets Growth Fund’s and 1.05% of the Polen U.S. SMID Company Growth Fund’s average daily net assets (the “Expense Limitations”). The Expense Limitations will remain in place until August 31, 2021 with respect to the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund and Polen International Small Company Growth Fund, October 31, 2021 with respect to the Polen Global Emerging Markets Growth Fund and April 30, 2022 with respect to the Polen U.S. SMID Company Growth Fund, unless the Board of Trustees approves their earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for such Fund. The Adviser is permitted to seek reimbursement from a Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

For the year ended April 30, 2021, the amount of advisory fees earned and waived/reimbursed was as follows:

Fund Name	Gross Advisory Fee	Waiver/Reimbursement	Net Advisory Fee/ Reimbursement
Polen Growth Fund	$75,311,872	$—	$75,311,872
Polen Global Growth Fund	4,081,903	—	4,081,903
Polen International Growth Fund	3,011,375	—	3,011,375
Polen U.S. Small Company Growth Fund	805,762	(71,444)	734,318
Polen International Small Company Growth Fund	203,679	(152,131)	51,548
Polen Global Emerging Markets Growth Fund	80,706	(101,833)	(21,127)
Polen U.S. SMID Company Growth Fund	8,772	(30,946)	(22,174)

For the year ended April 30, 2021, the Adviser recouped fees of $237,240 and $263,960 waived in prior periods for the Polen Global Growth Fund and Polen International Growth Fund, respectively. As of April 30, 2021, the Polen Growth Fund and Polen Global Growth Fund have no additional funds available to be recouped.

As of April 30, 2021, the amount of potential recovery was as follows:

		Expiration
	04/30/2022	04/30/2023	04/30/2024	Total
Polen International Growth Fund	$—	$64,147	$—	$64,147
Polen U.S. Small Company Growth Fund	$112,930	$135,219	$71,444	$319,593
Polen International Small Company Growth Fund	$52,240	$165,417	$152,131	$369,788
Polen Global Emerging Markets Growth Fund	$—	$—	$101,833	$101,833
Polen U.S. SMID Company Growth Fund	$—	$—	$30,946	$30,946

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer agent fees in the Statements of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for the Investor Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor Shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Funds’ Investor Shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Effective October 1, 2020, Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to October 1, 2020, Duff & Phelps, LLC (“D&P”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust. Through October 1, 2020, D&P was compensated for their services provided to the Trust.

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

3. Investment in Securities

For the year or period ended April 30, 2021, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Polen Growth Fund	$3,306,582,431	$1,631,356,598
Polen Global Growth Fund	$270,511,069	$54,538,361
Polen International Growth Fund	$294,637,633	$110,438,845
Polen U.S. Small Company Growth Fund	$88,916,608	$30,727,824
Polen International Small Company Growth Fund	$22,260,783	$6,187,595
Polen Global Emerging Markets Growth Fund	$27,196,911	$2,057,797
Polen U.S. SMID Company Growth Fund	$10,591,990	$—

The Polen Growth Fund had a subscription-in-kind on March 12, 2021, which resulted in transactions into the Polen Growth Fund of $891,167, which is comprised of securities and cash in the amount of $881,410 and $9,757, respectively. The subscription-in-kind is not included in the purchases total above.

4. Capital Share Transactions

For the year or period ended April 30, 2021 and the year ended April 30, 2020, transactions in capital shares (authorized shares unlimited) were as follows:

	Polen Growth Fund
	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020
	Shares	Amount	Shares	Amount
Institutional Class
Sales	88,704,068	$3,762,003,005	86,945,359	$2,794,439,473
Reinvestments	2,244,198	100,225,877	4,110	138,787
Redemption Fees*	—	155,310	—	283,349
Redemptions	(44,496,329)	(1,929,916,052)	(28,378,493)	(912,676,501)

Net increase	46,451,937	$1,932,468,140	58,570,976	$1,882,185,108

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

	Polen Growth Fund
	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sales	4,151,244	$167,863,596	6,758,621	$218,141,742
Reinvestments	132,852	5,792,356	395	13,063
Redemption Fees*	—	10,148	—	22,482
Redemptions	(7,424,382)	(313,594,036)	(4,439,271)	(138,590,685)

Net increase	(3,140,286)	$(139,927,936)	2,319,745	$79,586,602

Total net increase	43,311,651	$1,792,540,204	60,890,721	$1,961,771,710

	Polen Global Growth Fund
	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020
	Shares	Amount	Shares	Amount
Institutional Class
Sales	13,639,436	$298,241,514	11,829,561	$213,987,459
Reinvestments	—	—	2,443	45,609
Redemption Fees*	—	13,263	—	43,187
Redemptions	(4,941,724)	(111,950,892)	(1,962,459)	(34,760,539)

Net increase	8,697,712	$186,303,885	9,869,545	$179,315,716

Investor Class
Sales	1,268,931	$28,421,325	887,976	$16,261,822
Reinvestments	—	—	366	6,764
Redemption Fees*	—	815	—	5,242
Redemptions	(475,865)	(10,719,221)	(574,008)	(10,085,287)

Net increase	793,066	$17,702,919	314,334	$6,188,541

Total net increase	9,490,778	$204,006,804	10,183,879	$185,504,257

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

	Polen International Growth Fund
	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020
	Shares	Amount	Shares	Amount
Institutional Class
Sales	17,609,597	$290,982,649	10,583,618	$148,901,278
Reinvestments	—	—	943	14,265
Redemption Fees*	—	8,153	—	22,528
Redemptions	(6,421,103)	(108,305,651)	(1,243,281)	(17,707,491)

Net increase	11,188,494	$182,685,151	9,341,280	$131,230,580

Investor Class
Sales	440,759	$7,391,223	112,821	$1,693,572
Reinvestments	—	—	—	—
Redemption Fees*	—	63	—	356
Redemptions	(253,810)	(4,365,982)	(93,105)	(1,311,693)

Net increase	186,949	$3,025,304	19,716	$382,235

Total net increase	11,375,443	$185,710,455	9,360,996	$131,612,815

	Polen U.S. Small Company Growth Fund
	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020
	Shares	Amount	Shares	Amount
Institutional Class
Sales	4,094,430	$66,907,632	2,547,202	$29,235,972
Reinvestments	5,592	91,651	4,980	60,158
Redemption Fees*	—	218	—	6,149
Redemptions	(957,388)	(15,372,223)	(321,682)	(3,516,145)

Net increase	3,142,634	$51,627,278	2,230,500	$25,786,134

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

	Polen U.S. Small Company Growth Fund
	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020
	Shares	Amount	Shares	Amount
Investor Class
Sales	577,228	$9,035,724	124,163	$1,389,764
Reinvestments	534	8,713	157	1,894
Redemption Fees*	—	15	—	158
Redemptions	(111,755)	(1,864,161)	(11,222)	(124,174)

Net increase	466,007	$7,180,291	113,098	$1,267,642

Total net increase	3,608,641	$58,807,569	2,343,598	$27,053,776

	Polen International Small Company Growth Fund
	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020
	Shares	Amount	Shares	Amount
Institutional Class
Sales	1,109,961	$16,792,761	404,507	$5,101,327
Reinvestments	155	2,436	3,564	47,687
Redemption Fees*	—	—	—	526
Redemptions	(17,385)	(278,012)	(31,436)	(391,784)

Net increase	1,092,731	$16,517,185	376,635	$4,757,756

Investor Class
Sales	120,169	$1,739,220	25,974	$332,703
Reinvestments	10	151	55	740
Redemption Fees*	—	—	—	8
Redemptions	(84,113)	(1,295,919)	(14,788)	(190,049)

Net increase	36,066	$443,452	11,241	$143,402

Total net increase	1,128,797	$16,960,637	387,876	$4,901,158

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

	Polen Global Emerging Markets Growth Fund**
	For the Period
	October 16, 2020
	to April 30, 2021
	Shares	Amount
Institutional Class
Sales	2,421,719	$26,600,539
Reinvestments	—	—
Redemptions	(10,541)	(117,296)

Net increase	2,411,178	$26,483,243

	Polen U.S. SMID Company Growth Fund***
	For the Period
	April 01, 2021
	to April 30, 2021
	Shares	Amount
Institutional Class
Sales	1,091,996	$11,000,000
Reinvestments	—	—
Redemptions	—	—

Net increase	1,091,996	$11,000,000

*

Effective September 1, 2020, the Funds’ redemption fee was eliminated. Prior to September 1, 2020, there was a 2.00% redemption fee that may be charged on shares redeemed within the first 60 days of their acquisition. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

**	The Polen Global Emerging Markets Growth Fund’s Institutional Class commenced operations on October 16, 2020.

***	The Polen U.S. SMID Company Growth Fund’s Institutional Class commenced operations on April 1, 2021.

As of April 30, 2021, the Polen U.S. SMID Company Growth Fund had one affiliated shareholder that held 100% of the outstanding shares. Transactions by this shareholder may have a material impact on the Fund.

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. These temporary differences are primarily due to differing treatments for late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Net assets were not affected by these adjustments.

The following permanent differences as of April 30, 2021, primarily attributed to short-term gains netted against net operating loss, reclasses from capital gain to ordinary income and a write-off of current year net operating loss, were reclassified among the following accounts:

	Total
	Distributable
	Earnings	Paid-in-Capital
Polen International Growth Fund	$763,026	$(763,026)
Polen International Small Company Growth Fund	55,431	(55,431)
Polen Global Emerging Markets Growth Fund	10,598	(10,598)
Polen U.S. SMID Company Growth Fund	9,211	(9,211)

For the year ended April 30, 2021, there were no reclassifications for the Polen Growth Fund, Polen Global Growth Fund and Polen U.S. Small Company Growth Fund.

For the year ended April 30, 2021, the tax character of distributions paid by the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund and Polen U.S. SMID Company Growth Fund were $0, $0, $0, $0, $0, $0 and $0 of ordinary income dividends and $120,147,783, $0, $0, $100,891, $2,603, $0 and $0 of long-term capital gains, respectively. For the year ended April 30, 2020, the tax character of distributions paid by the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund and Polen International Small Company Growth Fund were $0, $22,272, $14,475, $64,037 and $36,793 of ordinary income dividends and $174,366, $32,099, $0, $0 and $12,404 of long-term capital gains, respectively. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

POLEN GROWTH FUNDS

Notes to Financial Statements (Continued)

April 30, 2021

As of April 30, 2021 the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed			Qualified	Total
	Ordinary	Long-Term	Capital Loss	Unrealized	Late Year	Distributable
	Income	Gain	Carryforwards	Appreciation	Loss Deferral	Earnings
Polen Growth Fund	$63,750,955	$260,586,759	$—	$4,528,416,593	$—	$4,852,754,307
Polen Global Growth Fund	$2,562,180	$1,668,964	$—	$175,644,668	$—	$179,875,812
Polen International Growth Fund	$—	$—	$(2,498,860)	$87,408,782	$(233,745)	$84,676,177
Polen U.S. Small Company Growth Fund	$2,052,861	$1,794,504	$—	$33,160,110	$—	$37,007,475
Polen International Small Company Growth Fund	$—	$—	$—	$5,954,366	$(103,971)	$5,850,395
Polen Global Emerging Markets Growth Fund	$—	$—	$—	$(272,252)	$(219,791)	$(492,043)
Polen U.S. SMID Company Growth Fund	$—	$—	$—	$591,889	$—	$591,889

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2021, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

		Gross	Gross	Net Unrealized
	Federal Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Polen Growth Fund	$6,369,709,955	$4,566,244,966	$(37,828,373)	$4,528,416,593
Polen Global Growth Fund	440,599,813	177,818,070	(2,173,402)	175,644,668
Polen International Growth Fund	368,803,452	90,110,369	(2,701,587)	87,408,782
Polen U.S. Small Company Growth Fund	93,321,806	35,389,948	(2,229,838)	33,160,110
Polen International Small Company Growth Fund	23,679,911	6,357,104	(402,738)	5,954,366
Polen Global Emerging Markets Growth Fund	24,999,338	904,146	(1,176,398)	(272,252)
Polen U.S. SMID Company Growth Fund	10,591,990	691,750	(99,861)	591,889

POLEN GROWTH FUNDS

Notes to Financial Statements (Concluded)

April 30, 2021

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2021. For the year ended April 30, 2021, the Funds deferred to May 1, 2021 the following losses:

	Late-Year Ordinary	Short-Term Capital	Long-Term Capital
	Losses Deferral	Loss Deferral	Loss Deferral
Polen International Growth Fund	$233,745	—	—
Polen International Small Company Growth Fund	103,971	—	—
Polen Global Emerging Markets Growth Fund	80,015	139,776	—

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2021, the Funds’ capital loss carryforward, which were comprised of both short-term losses and long-term losses, and had an unlimited period of capital loss carryover were as follows:

	Capital Loss Carryforward
	Short-Term	Long-Term
Polen International Growth Fund	$2,137,270	$361,590

During the year ended April 30, 2021, the Polen Global Growth Fund and Polen U.S. Small Company Growth Fund utilized $221,167 and $399,531 of prior year capital loss carryforwards, respectively.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

Effective May 1, 2021, the Polen U.S. Small Company Growth Fund’s Expense Limitation for the Investor Class and Institutional Class is 1.10% of the Fund’s average daily net assets.

Management has evaluated and has determined there are no additional subsequent events.

POLEN GROWTH FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund, and Polen U.S. SMID Company Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund, and Polen U.S. SMID Company Growth Fund (seven of the funds constituting FundVantage Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, and Polen International Small Company Growth Fund	Statements of operations for the year ended April 30, 2021 and the statements of changes in net assets for each of the two years in the period ended April 30, 2021
Polen Global Emerging Markets Growth Fund	Statement of operations and the statement of changes in net assets for the period from October 16, 2020 (commencement of operations) through April 30, 2021
Polen U.S. SMID Company Growth Fund	Statement of operations and the statement of changes in net assets for the period from April 1, 2021 (commencement of operations) through April 30, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2021

We have served as the auditor of one or more Polen Capital Management, LLC investment companies since 2011.

POLEN GROWTH FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the year ended April 30, 2021, the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund and Polen U.S. SMID Company Growth Fund paid $0, $0, $0, $0, $0, $0 and $0 of ordinary income dividends and $120,147,783, $0, $0, $100,891, $2,603, $0 and $0 of long term capital gain dividends, respectively, to its shareholders. Preceding information for the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund and Polen U.S. SMID Company Growth Fund dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, Polen U.S. Small Company Growth Fund, Polen International Small Company Growth Fund, Polen Global Emerging Markets Growth Fund and Polen U.S. SMID Company Growth Fund designated $311,615,486, $1,668,964, $0, $1,895,395, $2,603, $0 and $0, respectively, as long-term capital gains distributions during the year ended April 30, 2021. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

POLEN GROWTH FUNDS

Statement Regarding Liquidity Risk Management Program

(Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of FundVantage Trust, on behalf of the Polen Funds, excluding the Polen Global Emerging Markets Growth Fund and Polen U.S. SMID Company Growth Fund (each a “Fund” and, collectively, the “Funds”), met on December 2-3, 2020 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Funds, pursuant to the Liquidity Rule. The Board has appointed a committee of individuals to serve as the program administrator for the Funds’ Program (the “Program Committee”). At the Meeting, the Program Committee provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of September 30, 2020 (the “Report”).

The Report described the Program’s liquidity classification methodology. It also described the Program Committee’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of each Fund’s portfolio holdings, a HLIM was not currently required for any of the Funds.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follows:

A. Each Fund’s investment strategy and liquidity of Fund investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed each Fund’s strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on each Fund’s holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed historical net redemption activity and noted that it used this information as a component to establish each Fund’s reasonably anticipated trading size. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Program Committee also took into consideration each Fund’s shareholder ownership concentration and the fact that shares of the Funds are offered through intermediaries. The intermediary agreements increase the likelihood of large unanticipated redemptions, meaning a Fund may not have the ability to conduct an orderly sale of portfolio securities. The amount of assets a Fund has on these platforms is a significant factor in the ability of the Fund to meet redemption expectations. In light of each Fund’s holdings, it was noted that each Fund maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.

POLEN GROWTH FUNDS

Statement Regarding Liquidity Risk Management Program (Concluded)

(Unaudited)

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, the Program Committee reviewed any changes in each Fund’s cash and cash equivalents positions in response to current/anticipated redemption activity or market conditions. It was noted that the Funds do not currently have a borrowing or other credit funding arrangement.

POLEN GROWTH FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6024 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Consideration of Investment Advisory Agreements

Initial Approval of Investment Advisory Agreement for the Polen U.S. SMID Company Growth Fund

At a meeting held by videoconference on March 11-12, 2021 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved a new Investment Advisory Agreement between Polen Capital Management, LLC (“Polen” or the “Adviser”) and the Trust (the “Polen Agreement”) on behalf of the Polen U.S. SMID Company Growth Fund (the “Polen Fund”) for an initial two year period.

In determining whether to approve the Polen Agreement, the Trustees, including the Independent Trustees, considered information provided by Polen in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Polen 15(c) Response”) regarding (i) the services to be performed by Polen for the Polen Fund, (ii) the composition and qualifications of Polen’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Polen Fund, (iv) investment performance of the Polen Fund’s strategy, (v) the financial condition of Polen, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Polen Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, and

POLEN GROWTH FUNDS

Other Information (Continued)

(Unaudited)

(ix) any litigation, investigation or administrative proceeding which may have a material impact on Polen’s ability to service the Polen Fund.

The Board considered additional information provided by representatives from Polen invited to participate in the Meeting regarding Polen’s history, performance, investment strategy, and compliance program. Representatives of Polen responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Polen Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Polen Fund and Polen, as provided by the terms of the Polen Agreement, including the advisory fees under the Polen Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services to be provided by Polen to the Polen Fund. The Trustees considered Polen’s personnel and the depth of Polen’s personnel who provide investment management services to the Polen Fund and their experience. Based on the Polen 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by Polen are appropriate and consistent with the terms of the Polen Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Polen Fund is likely to benefit from the provision of those services, (iv) Polen has sufficient personnel, with the appropriate skills and experience, to serve the Polen Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the other series of the Trust currently advised by Polen and expected to be provided to the Polen Fund is likely to continue under the Polen Agreement.

The Board discussed Polen’s business continuity plan, and its ability to manage the Polen Fund effectively in light of the ongoing COVID-19 pandemic, continuing federal, state and local responses thereto and related volatility in the financial markets.

With respect to the Polen Fund, the Trustees considered that the proposed strategy for the Polen Fund was new, and therefore did not have historical performance. The Trustees noted that they received performance information of a separate account composite and a comparable account for various periods ended December 31, 2020 and other series of the Trust advised by Polen, each of which the Trustees indicated they believed to be representative of the Adviser’s performance in implementing certain types of strategies to be employed for the Polen Fund. The Trustees concluded that the performance information relating to the separate account composite, comparable account and other series of the Trust advised by Polen was acceptable for purposes of its consideration of the Polen Agreement.

POLEN GROWTH FUNDS

Other Information (Concluded)

(Unaudited)

The Trustees also considered information regarding Polen’s proposed advisory fee and an analysis of the fees in relation to the delivery of services to the Polen Fund and any other ancillary benefit resulting from Polen’s relationship with the Polen Fund. The Trustees considered the fees that Polen charges to its separately managed accounts, and evaluated the explanations provided by Polen as to differences in fees charged to the Polen Fund and separately managed accounts. The Trustees also noted that Polen had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Polen Fund and any other ancillary benefit resulting from Polen’s relationship with the Fund. The Trustees considered the fees that Polen charges to the other series of the Trust advised by Polen, and evaluated the explanations provided by Polen as to differences in fees charged to the Polen Fund, the other series of the Trust advised by Polen and similarly managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Polen Fund versus other funds in the Polen Fund’s Lipper category with $250 million or less in assets. The Trustees evaluated information provided by Polen indicating the proposed advisory fee for the Polen Fund is within the normal range of fees and expenses for funds of similar size, composition and type of investment product. The Trustees concluded that the advisory fees and services to be provided by Polen are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Polen Fund based on the information provided at the Meeting.

The Trustees considered the costs of the services provided by Polen, the compensation and benefits to be received by Polen in providing services to the Polen Fund, Polen’s projected profitability in the first year of operation of the Fund and certain additional information related to the financial condition of Polen. In addition, the Trustees considered any direct or indirect revenues anticipated to be received by affiliates of Polen.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Polen Fund is expected to grow, and whether the advisory fee levels reflect those economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of shareholders should be achieved if assets of the Polen Fund increase because fixed expenses will be spread across a larger asset base. Because the Polen Fund had not yet commenced operations, and the Polen Fund had a fee cap in place, the Board concluded that economies of scale were not a necessary consideration at the present time.

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the Polen Agreement for an initial two-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

POLEN GROWTH FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6024.

POLEN GROWTH FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Funds. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 678-6024.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33

Optimum Fund Trust (registered investment company with

6 portfolios); Third Avenue Trust (registered investment company with

4 portfolios); Third Avenue Variable Series Trust (registered investment company with

1 portfolio).

POLEN GROWTH FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	33	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board.	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33

Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with

4 portfolios); Third Avenue Variable Series Trust (registered investment company with

1 portfolio).

POLEN GROWTH FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33

Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with

4 portfolios); Third Avenue Variable Series Trust (registered investment company with

1 portfolio).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33

Copeland Trust (registered investment company with

2 portfolios); Third Avenue Trust (registered investment company with

4 portfolios); Third Avenue Variable Series Trust (registered investment company with

1 portfolio).

POLEN GROWTH FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

Investment Adviser

Polen Capital Management, LLC

1825 NW Corporate Blvd.

Suite 300

Boca Raton, FL 33431

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

POL-0421

Polen Growth Fund

Polen Global Growth Fund

Polen International Growth Fund

Polen U.S. Small Company Growth Fund

Polen International Small Company Growth Fund

Polen Global Emerging Markets Growth Fund

Polen U.S. SMID Company Growth Fund

of

FundVantage Trust

Institutional Class

Investor Class

ANNUAL REPORT

April 30, 2021

IMPORTANT NOTE: As permitted by the Securities and Exchange Commission, paper copies of the Polen Funds’ shareholder reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Polen Funds or from your financial intermediary. Instead, shareholder reports are available on the Polen Funds’ website (www.polencapital.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Polen Funds, call the Polen Funds toll-free at (888) 678-6024 or write to the Polen Funds at:

Polen Funds

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

Your election to receive shareholder reports in paper will apply to all Polen Funds that you hold through the financial intermediary, or directly with the Polen Funds.

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Dear Fellow Shareholder:

We are pleased to report that the Private Capital Management Value Fund (the “Fund”) performed extremely well over the last 12 months, reporting returns of 101.74%, which comfortably exceeded the Russell 2000® Index’s gain of 74.91%. For the 6-month period concluding April 30, the Fund returned 61.25% versus 48.06% for the Russell 2000®. We are also happy to report that, almost without exception, first quarter operating results for the Fund’s portfolio companies were at or above our expectations. The market’s response to the earnings reports of the Fund’s portfolio companies revealed an interesting dichotomy: economically sensitive investments (think traditional value-oriented holdings like financials and industrials) responded quite positively, while more growth-oriented positions (most notably in the technology space) more often than not traded flat or down after their results. Broadly speaking, there is solid logic behind the market’s bifurcated response.

The U.S. economy appears to be rebounding vigorously from the pandemic. With interest rates expected to stay near historical lows well into next year and a tidal wave of fiscal stimulus on the near horizon, the major “risk” appears to be an overly robust recovery that stokes meaningful and long duration inflationary pressures (more on this in a bit). Our discussions with corporate managements affirm the strong economic outlook but also a more sanguine outlook for inflation. Such an environment, if it materializes, would likely provide a favorable backdrop for most cyclical, industrial, consumer and financial stocks.

In contrast, growth stocks – particularly in the tech sector – appear to be facing two significant headwinds: the real possibility that they “over-earned” during the pandemic and the expectation that the Federal Reserve will eventually need to tighten monetary policy. The “over-earning” issue is easily visible for some businesses. As an example, Netflix (not held by the Fund) certainly captured incremental subscribers when people were quarantined last year. It remains to be seen how many people will cancel the service as things return to normal and how this will affect the company’s long-term growth rate. To be clear, we are neither picking on Netflix nor making a call on the stock; our intent is simply to point out the type of debate that has pressured stock prices in the technology space.

In addition, the specter of rising interest rates puts downward pressure on the very high valuations that have become a hallmark of the technology sector. We have seen this cycle many times before. Simply put, the market is willing to pay more (i.e., higher multiples) for growth stocks when economic growth is weak and interest rates are low or falling. However, this process runs in reverse when the economy is recovering and interest rates begin to move higher.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For performance data as of the most recent month-end please call (800) 763-0337.

1

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

The consequence of the above playing out in the Fund’s portfolio is that our non-technology holdings have performed exceptionally well in recent months, while some of our larger tech positions sold-off despite reporting strong quarterly results. While it would be disingenuous to suggest that we are not a little disappointed by the market reaction, the net result is that there remains (in our view) a reservoir of performance to be captured within the Fund in the event these companies resume their positive trajectory. We do not believe that the specific companies the Fund holds “over-earned” during the pandemic, nor are they subject to a muted outlook. Quite to the contrary, we expect business momentum to accelerate substantially in the near term and prove sustainable over the intermediate and long term. As you would expect from us as a disciplined value manager, and in contrast to much of the technology sector, none of the Fund’s technology-related holdings were priced close to our estimation of fair value prior to the recent drawdown.

Perhaps all of the above is a lengthy way of saying that we are pleased with the positioning, operating outlook and fundamental performance potential of the Fund’s portfolio. At the moment our principal worry – and that of most other market participants – revolves around the outlook for inflation. The primary argument for inflationary worries centers on the notion that the Federal Reserve “printed” so much money during the pandemic that the dollar has been debased and a prolonged inflationary period is around the corner. A problem with this theory is that it is a revisitation of the same arguments made during the Great Recession. As we learned over the subsequent decade, not only did inflation fail to materialize, but policy makers spent several years fighting deflationary pressures and stagnant wage growth. The resulting intuition is that the cost of money (interest rate) and availability of money (bank willingness to lend) tend to influence inflation to a far greater extent than the money supply itself. Obviously, we get the notion that there cannot (should not) be an eternal “free lunch” where the U.S. government can print dollars without consequence, but the dollar’s position as a world-wide reserve currency has thus far inoculated it from hyperinflationary disease. In our view simpler forces – supply and demand and artifacts of statistics – have pushed up reported inflation. We view these distortions as being largely transitory in nature but they are worth considering.

To be clear, the headline numbers for inflation are deceptive and inflated. While the impact of supply chain disruptions has been broadly noted, a few examples give insight into the breadth and magnitude of this phenomenon. Pre-pandemic, oil was averaging around $60 per barrel. The shutdown created an unprecedented demand shock and for one brief moment in April 2020 oil actually changed hands at a negative value because there was no place to store new production that was being delivered. If we exclude this one-off and completely unprecedented aberration, oil changed hands for an average of about $35 per barrel last year. Today, in the face of a normalizing economy, oil prices have recovered roughly to pre-pandemic levels – but year-over-year this implies almost 100% inflation – and this statistical aberration impacts the headline number. Although less dramatic, due to yet another pandemic-related artifact, automakers have been struggling with a shortage of semiconductors, which has limited new car production. With limited supply, new car dealers are holding the line on price and consumers have bid up used car prices – which again creates the illusion of inflationary pressure that we do not view as sustainable.

2

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

So, we believe that two-of-three inflationary “worry beads” are overstated and transitory. Our third concern is substantive and discussing it may sound political when our intent is simply to inform. That said, there is much debate whether the unemployment benefits provided via the Biden Administration’s COVID relief plan are holding back the economy because potential employees can earn more money staying at home than by returning to work. For example, we have seen numbers to the effect that the breakeven point for workers is currently $20 per hour (or more) in 28 states, before factoring in the cost of child care. Suffice to say, most retail workers and many in the trades are paid less and therefore it will be in their enlightened self-interest to remain ensconced at home rather than quickly returning to the workforce. Various progressive politicians have suggested that, rather than ending the benefits, the correct “fix” for this problem is for employers to raise wages. The problem is that “wage push” inflation engenders memories of the early 1970s when workers became conditioned to demand and receive substantial year-over-year pay raises. The issue is fraught, complex and subject to substantial ideological bias – but how it plays out will influence the structural inflation rate going forward.

At this point we believe that like other pandemic-related distortions, the unemployment benefits in question are transitory and as a result will be of limited consequence longer term. It is an issue that merits ongoing thought and scrutiny regardless. Beyond our primer on inflation however, we see very few fundamental clouds on the near-term horizon. We view the Fund as being both undervalued and appropriately balanced to perform in the environment we foresee.

We appreciate your continued support,

Private Capital Management

3

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2021

(Unaudited)

Mutual Fund investing involves risk and it is possible to lose money by investing in a fund. The Fund is a diversified fund, but nevertheless has invested a significant portion of its assets in the securities of a small number of issuers, which may cause the Fund’s value to fluctuate more widely than some other diversified funds. As a result of the Fund’s investment approach and the relative price movements of certain Fund holdings, as of April 30, 2021 the Fund’s holdings profile reflected a portfolio concentration level approximating that of a non-diversified fund. This may result in the Fund exhibiting greater volatility and less liquidity than other diversified funds. The above commentary is for informational purposes only and investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. This report is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund. The prospectus contains this and other important information about the Fund. Read it carefully before investing.

Shares of the Private Capital Management Value Fund are distributed by Foreside Funds Distributors LLC, not an adviser affiliate.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2021 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

4

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Class I* of the Private Capital Management Value Fund vs. Russell 2000® and S&P 500®Indexes

Average Annual Total Returns for the Years Ended April 30, 2021
	1 Year	3 Years	5 Years	10 Years
Class I	101.74%	14.04%	13.77%	10.05%
Russell 2000® Index*	74.91%	15.23%	16.48%	11.63%
S&P 500® Index	45.98%	18.67%	17.42%	14.17%

*

Effective September 1, 2020, the Private Capital Management Value Fund changed its benchmark index from the S&P 500® Index to the Russell 2000® Index because the Russell 2000® Index more appropriately reflects the types of securities held in the Fund’s portfolio and provides better comparative performance information.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

As stated in the current prospectus dated September 1, 2020, the Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.83% and 1.20%, respectively, of the Fund’s average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Private Capital Management, LLC (the “Adviser”), has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions do not exceed 1.20% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2021, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its early termination. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and

5

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2021

(Unaudited)

Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above.

Effective September 1, 2020, the Fund evaluates performance as compared to that of the Russell 2000® Index. The Russell 2000® Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

6

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure

April 30, 2021

(Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2020 through April 30, 2021 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, and redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2021

(Unaudited)

	Private Capital Management Value Fund
	Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During Period*
Class I
Actual	$1,000.00	$1,612.50	$7.77
Hypothetical (5% return before expenses)	1,000.00	1,018.84	6.01

*

Expenses are equal to an annualized expenses ratio for the six-month period ended April 30, 2021 of 1.20% for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of 61.25%.

8

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio Holdings Summary Table

April 30, 2021

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Financials	36.6%	$12,306,795
Consumer Discretionary	16.1	5,427,486
Communication Services	14.6	4,910,703
Information Technology	8.8	2,973,805
Industrials	6.8	2,299,026
Materials	5.0	1,690,431
Health Care	2.8	932,714
Other Assets in Excess of Liabilities	9.3	3,116,430

NET ASSETS	100.0%	$33,657,390

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

9

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments

April 30, 2021

	Number of Shares	Value
COMMON STOCKS — 90.7%
Communication Services — 14.6%
IMAX Corp. (Canada)*	50,800	$1,047,496
Perion Network Ltd. (Israel)*	65,235	1,167,054
QuinStreet, Inc.*	133,012	2,696,153

		4,910,703

Consumer Discretionary — 16.1%
Everi Holdings, Inc.*	70,906	1,253,618
Fiesta Restaurant Group, Inc.*	50,816	749,028
Motorcar Parts of America, Inc.*	58,908	1,272,413
Stoneridge, Inc.*	17,910	595,508
Target Hospitality Corp.*	251,764	702,422
Visteon Corp.*	7,015	854,497

		5,427,486

Financials — 36.6%
Capstar Financial Holdings, Inc.	40,265	772,685
Eastern Bankshares, Inc.	22,420	478,219
ECN Capital Corp. (Canada)	505,700	3,396,585
First Northwest Bancorp	36,190	607,268
Jefferies Financial Group, Inc.	44,005	1,430,602
KKR & Co., Inc.	35,630	2,015,945
KKR Acquisition Holdings I Corp.*	78,700	790,935
Meridian Bancorp, Inc.	9,000	198,990
SmartFinancial, Inc.	29,029	687,697
StoneX Group, Inc.*	19,031	1,208,849
Synovus Financial Corp.	15,344	719,020

		12,306,795

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care — 2.8%
Lantheus Holdings, Inc.*	39,355	$932,714

Industrials — 6.8%
AerSale Corp.*	56,000	678,720
Air Transport Services Group, Inc.*	32,865	865,007
Barrett Business Services, Inc.	10,300	755,299

		2,299,026

Information Technology — 8.8%
Asure Software, Inc.*	111,075	889,711
Information Services Group, Inc.*	312,226	1,420,628
Verint Systems, Inc.*	13,660	663,466

		2,973,805

Materials — 5.0%
Celanese Corp.	3,565	558,457
Tronox Holdings PLC (United Kingdom), Class A	53,395	1,131,974

		1,690,431

TOTAL COMMON STOCKS (Cost $15,324,244)		30,540,960

TOTAL INVESTMENTS - 90.7% (Cost $15,324,244)		30,540,960
OTHER ASSETS IN EXCESS OF LIABILITIES - 9.3%		3,116,430

NET ASSETS - 100.0%		$33,657,390

*	Non-income producing.

PLC Public Limited Company

The accompanying notes are an integral part of the financial statements.

10

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Assets and Liabilities

April 30, 2021

Assets
Investments, at value (Cost $15,324,244)	$30,540,960
Cash and cash equivalents	3,150,552
Dividends and interest receivable	2,685
Prepaid expenses and other assets	34,240

Total assets	33,728,437

Liabilities
Payable for audit fees	27,854
Payable for administration and accounting fees	17,693
Payable to Investment Adviser	7,348
Payable for shareholder reporting fees	6,580
Payable for transfer agent fees	4,769
Payable for custodian fees	4,128
Payable for Trustees’ and Officers’ fees	1,000
Payable for distribution fees	35
Accrued expenses	1,640

Total liabilities	71,047

Net Assets	$33,657,390

Net Assets consisted of:
Capital Stock, $0.01 par value	$21,507
Paid-in capital	16,234,502
Total distributable earnings.	17,401,381

Net Assets	$33,657,390

Class I:
Net asset value, offering and redemption price per share ($33,657,390 / 2,150,711 shares)	$15.65

The accompanying notes are an integral part of the financial statements.

11

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Operations

For the Year Ended April 30, 2021

Investment income
Dividends	$214,376
Less: foreign taxes withheld	(6,105)

Total investment income	208,271

Expenses
Advisory fees (Note 2)	228,369
Administration and accounting fees (Note 2)	65,531
Transfer agent fees (Note 2)	52,146
Trustees’ and officers’ fees	40,516
Legal fees	38,358
Audit fees	27,677
Registration and filing fees	26,724
Custodian fees (Note 2)	19,942
Shareholder reporting fees	15,955
Distribution fees (Class A) (Note 2)	1,337
Other expenses	9,790

Total expenses before waivers and reimbursements	526,345

Less: waivers and reimbursements (Note 2)	(220,991)

Net expenses after waivers and reimbursements	305,354

Net investment loss	(97,083)

Net realized and unrealized gain from investments:
Net realized gain from investments	5,391,893
Net realized gain from foreign currency transactions	294
Net change in unrealized appreciation from investments	12,445,675
Net change in unrealized appreciation from foreign currency translations	31

Net realized and unrealized gain from investments	17,837,893

Net increase in net assets resulting from operations	$17,740,810

The accompanying notes are an integral part of the financial statements.

12

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Increase/(decrease) in net assets from operations:
Net investment loss	$(97,083)	$(16,460)
Net realized gain from investments and foreign currency transactions	5,392,187	2,185,398
Net change in unrealized appreciation/(depreciation) from investments and foreign currency translations	12,445,706	(13,701,030)

Net increase/(decrease) in net assets resulting from operations	17,740,810	(11,532,092)

Less dividends and distributions to shareholders from:
Total distributable earnings
Class A*	—	(631,381)
Class I	(2,928,941)	(5,517,618)

Net decrease in net assets from dividends and distributions to shareholders	(2,928,941)	(6,148,999)

Decrease in net assets derived from capital share transactions (Note 4)	(3,876,272)	(7,204,179)

Total increase/(decrease) in net assets	10,935,597	(24,885,270)

Net assets
Beginning of year	22,721,793	47,607,063

End of year	$33,657,390	$22,721,793

*	Class A Shares were converted to Class I Shares on July 31, 2020 (See Note 4).

The accompanying notes are an integral part of the financial statements.

13

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I*
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020		For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$8.80	$15.75		$17.37	$16.63	$13.88

Net investment loss(1)	(0.05)	(0.00	)(2)	(0.03)	(0.04)	(0.22)
Net realized and unrealized gain/(loss) on investments	8.52	(4.30)		1.10	1.01	3.19

Net increase/(decrease) in net assets resulting from operations	8.47	(4.30)		1.07	0.97	2.97

Dividends and distributions to shareholders from:
Net investment income	—	—		—	—	(0.22)
Net realized capital gains	(1.62)	(2.65)		(2.69)	(0.23)	—

Total dividends and distributions to shareholders	(1.62)	(2.65)		(2.69)	(0.23)	(0.22)

Redemption fees	0.00 (2)	—		0.00 (2)	—	0.00 (2)

Net asset value, end of year.	$15.65	$8.80		$15.75	$17.37	$16.63

Total investment return(3)	101.74%	(32.15)%		8.33%	5.80%	21.50%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$33,657	$20,565		$42,982	$56,450	$71,173
Ratio of expenses to average net assets	1.20%	1.16%		1.10%	1.07%	1.00%
Ratio of expenses to average net assets without waivers and expense
reimbursements(4)	2.06%	1.83%		1.48%	1.38%	1.34%
Ratio of net investment loss to average net assets	(0.38)%	(0.02)%		(0.16)%	(0.22)%	(1.53)%
Portfolio turnover rate.	20%	20%		20%	17%	11%

*	Class A Shares were converted to Class I Shares on July 31, 2020 (See Note 4).
(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

14

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements

April 30, 2021

1. Organization and Significant Accounting Policies

The Private Capital Management Value Fund (the “Fund”) is operating as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on May 28, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class C, Class I and Class R Shares. A 1.00% contingent deferred sales charge (“CDSC”) will be assessed when Class C shares are redeemed within 12 months after initial purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker dealer was not paid a commission at the time of initial purchase. As of April 30, 2021, the Class C shares and the Class R shares have not yet commenced operations. Effective July 31, 2020, Class A Shares were converted to Class I Shares and Class A Shares were concurrently terminated.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods,

15

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2021

the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 — quoted prices in active markets for identical securities;

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/21	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities*	$30,540,960	$30,540,960	$—	$—

* Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been

16

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2021

used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2021, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to

17

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2021

shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

Currency Risk — The Fund may invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

2. Transactions with Related Parties and Other Service Providers

Private Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions do not exceed 1.20%

18

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2021

(on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2021, unless the Board of Trustees approves its earlier termination. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

As of April 30, 2021, the amount of potential recovery was as follows:

Expiration
4/30/2022	4/30/2023	4/30/2024	Total
$219,502	$237,383	$220,991	$677,876

For the year ended April 30, 2021, the Adviser earned fees of $228,369 and waived and reimbursed fees and expenses of $220,991.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer agent fees in the Statement of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust adopted a distribution plan for the Fund’s Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund had compensated the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other

19

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2021

distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares. Effective July 31, 2020, Class A Shares were converted to Class I Shares and Class A Shares were concurrently terminated.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Effective October 1, 2020, Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to October 1, 2020, Duff & Phelps, LLC (“D&P”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust. Through October 1, 2020, D&P was compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended April 30, 2021, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$4,768,260	$12,563,267

20

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2021

4. Capital Share Transactions

For the years ended April 30, 2021 and 2020, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2021		For the Year Ended April 30, 2020
	Shares	Amount	Shares	Amount
Class A*
Sales	1,015	$8,438	5,813	$43,003
Reinvestments	—	—	52,367	631,022
Redemption Fees**	—	18	—	—
Redemptions	(67,536)	(655,702)	(105,747)	(1,339,222)
Converted to Class I Shares	(185,339)	(1,763,614)	—	—

Net decrease	(251,860)	$(2,410,860)	(47,567)	$(665,197)

Class I*
Sales	407,146	$5,024,336	350,407	$4,145,468
Reinvestments	243,066	2,928,941	445,566	5,507,201
Redemption Fees**	—	1,710	—	—
Redemptions	(1,017,553)	(11,184,013)	(1,187,180)	(16,191,651)
Converted from Class A Shares	180,329	1,763,614	—	—

Net decrease	(187,012)	$(1,465,412)	(391,207)	$(6,538,982)

Total net decrease	(438,872)	$(3,876,272)	(438,774)	$(7,204,179)

*	Class A Shares were converted into Class I Shares on July 31, 2020.

**

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 30 days of their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject

21

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2021

to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2021, there were reclassifications between components of total distributable earnings. These permanent differences were primarily attributable to short-term gain netted against current year net operating loss. Net assets were not affected by these adjustments.

For the year ended April 30, 2021, the tax character of distributions paid by the Fund was $2,928,941 of long-term capital gains dividends. For the year ended April 30, 2020, the tax character of distributions paid by the Fund was $6,148,999 of long-term capital gains dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2021, the components of distributable earnings on a tax basis were as follows:

		Net	Total
Undistributed	Undistributed	Unrealized	Distributable
Ordinary Income	Long-Term Gain	Appreciation	Earnings
$827,650	$1,446,820	$15,126,911	$17,401,381

The differences between the book and tax basis components of distributable earnings relate primarily to wash sale loss deferrals and partnerships.

At April 30, 2021, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$15,414,069

Gross unrealized appreciation	$15,216,736
Gross unrealized depreciation	(89,825)

Net unrealized appreciation	$15,126,911

22

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2021

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Private Capital Management Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Private Capital Management Value Fund (one of the funds constituting FundVantage Trust, hereafter referred to as the “Fund”) as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2021

We have served as the auditor of one or more Private Capital Management, LLC investment companies since 2011.

24

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2021, the Fund paid $2,928,941 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designated $4,375,761, as long-term capital gains distributions during the year ended April 30, 2021. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 568-1267 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

26

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website.

If you have questions or comments about our privacy practices, please call us at (888) 568-1267.

27

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 568-1267.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

28

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	33	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board.	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

29

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

30

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

31

Investment Adviser

Private Capital Management, LLC

8889 Pelican Bay Boulevard

Suite 500

Naples, FL 34108

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PRI-0421

PRIVATE CAPITAL

MANAGEMENT VALUE

FUND

of

FundVantage Trust

Class I

ANNUAL

REPORT

April 30, 2021

IMPORTANT NOTE: As permitted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary. Instead, shareholder reports are available on the Private Capital Management Value Fund’s website (www.private-cap.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Fund, call toll-free at (888) 568-1267 or write to:

Private Capital Management Value Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Dear Shareholders,

During the fiscal year ended April 30, 2021, the Quality Dividend Fund (the “Fund”) Class A shares (without the sales charge) rose 37.87%, compared to an increase of 45.92% for the Russell 1000® Value Index (“Russell 1000”). Since inception on September 30, 2013, the Fund’s Class A shares (without the sales charge) have risen at an annualized rate of 9.12% versus 11.02% for the Russell 1000. The past 12 months have been quite a rollercoaster ride and a period we will not soon forget. Looking back at the end of the first quarter of 2020, when the COVID-19 lockdown was just beginning and the global economy was in the midst of a complete shutdown, financial markets were in panic mode. Against that backdrop, we noted the following in our first quarter 2020 commentary:

“We believe the self-induced coma that the economy has been placed in will eventually reverse and begin the journey to recovery. It is extremely difficult to determine how long this will take, but we trust there are brighter days ahead. We also believe that companies with strong business models, solid balance sheets, and good cash flow will be the first to emerge from this storm. In our opinion, the Quality Dividend Fund is well positioned to take advantage of the coming recovery.”

The period that ensued was a tale of two markets. While massive stimulus from the Federal Reserve (Fed) and the government for the most part took the worst case scenarios off the table, there was a high level of uncertainty regarding the reopening the economy and the end of the virus. This stimulus-led rally in stocks continued to favor large cap growth, with more economically-sensitive sectors generally left behind. In November, the announcements that multiple vaccines were demonstrating a high level of effectiveness marked a dramatic shift for markets. Hope for a light at the end of the tunnel on the virus and economic reopening took hold.

While the conviction we have in our investment process was tested during this period, our patience has been validated with the reopening trade which began in the fourth quarter of 2020. The rotation to more economically-sensitive sectors of the economy and, therefore, dividend-paying stocks, which began in late 2020, has continued in 2021. In our opinion, this rotation is not a brief aberration but a trend which has sustainability.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (888) 201-5799.

Changes

Market volatility related to the pandemic created opportunities to buy stocks at yields above their historical averages. Changes made during this period reflected our desire to take advantage where we saw opportunities, and to remove names that we felt either had an elevated risk of dividend cut or had enjoyed strong appreciation that had reduced their dividend yield. During the last fiscal year, we removed Iron Mountain Inc. (IRM), Wells Fargo & Co. (WFC), Viatris Inc. (VTRS), Southern Co. (SO), and Duke Energy Corp. (DUK). Stocks that were added include Emerson Electric Co. (EMR), U.S. Bancorp (USB), Cisco Systems Inc. (CSCO), Lockheed Martin Corp. (LMT), Merck & Co. (MRK), and Kimberly Clark Corp. (KMB).

1

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

Distributions

The Fund has had four income distributions during the fiscal year. Class A shares distributed income of $0.087 per share on July 1, 2020; $0.097 per share on October 1, 2020; $0.091 per share on January 4, 2021; and $0.087 per share on April 1, 2021. Class C shares distributed income of $0.067 per share on July 1, 2020; $0.076 per share on October 1, 2020; $0.066 per share on January 4, 2021; and $0.062 per share on April 1, 2021. Class I shares distributed income of $0.094 per share on July 1, 2020; $0.104 per share on October 1, 2020; $0.098 per share on January 4, 2021; and $0.095 per share on April 1, 2021. There were no capital gains distributions during the fiscal year.

Outlook

Many investors relying on an investment portfolio to provide consistent cash flow confront a challenging environment as the current fixed income market does not provide meaningful returns. Credit spreads are at historically low levels and junk bond yields are at record lows. During the first quarter of 2021, fixed income investors saw negative returns in their portfolios. We believe dividend-paying stocks are positioned to fill the need of income not currently being met by bonds. During the pandemic shut downs, the Fund did not hold any stocks that cut dividends, and 20 of the 26 holdings at year-end had raised dividends during 2020. The average dividend yield of holdings was comparable to that of high yield bonds at the end of the fiscal year.

We believe market conditions, driven by the Federal Reserve’s low interest rate policy, should remain to help foster an environment that benefits the types of companies in which the Fund invests. We believe low interest rates and ongoing economic improvement provide a favorable backdrop for higher yielding, dividend-paying stocks, and an attractive opportunity for income investors.

Past performances is no guarantee of future returns.

Sincerely,

Thomas P.Mulroy

Senior Portfolio Manager

Michael S. Scherer

Senior Portfolio Manager

Investments cannot be made directly in an Index. Unmanaged index returns assume reinvestment of any and all distributions and do not reflect fees, expenses, or sales charges.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2021 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

2

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2021

(Unaudited)

Mutual fund investing involves risk, including possible loss of principal. Although the Fund will invest primarily in income producing equities, the Fund cannot guarantee any particular level of distributions. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A fund pursuing a dividend oriented investment strategy may at times underperform other funds that invest more broadly or that have different investment styles.

The Morningstar Large Value Category consists of Funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large-cap. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow). The Russell 1000® Value Index consists of approximately 1,000 of the largest companies in the U.S. equity markets and measures how U.S. stocks in the equity value segment perform.

Foreign securities potentially entail special risks such as less liquid markets; political and economic instability; lax regulation; and adverse fluctuations in currency exchange rates.

Real estate investing is subject to special risks, including tenant default, declining occupancy rates, adverse changes in environmental and zoning regulations, and falling property values and rents due to deteriorating local or national economic conditions. REIT securities listed on a securities exchange may be subject to abrupt or erratic price movements because of interest rate changes and other factors. Non-listed REIT securities may lack sufficient liquidity to enable the Fund to sell them at an advantageous time or to minimize a loss.

Distributions from REITs may include a return of capital. A REIT that does not qualify as a REIT under the Internal Revenue Code (“IRC”) will pay taxes on its earnings, which will reduce the dividends paid by the REIT to the Fund Some REITs are highly leveraged, which may increase the risk of loss. MLPs are partnerships which are publicly traded and listed on a national securities exchange.

MLPs are interest rate sensitive investments that may trade in lower volumes and be subject to abrupt or erratic price movements and may involve less control by outside investors and potential conflicts of interest among an MLP and its general partner. The IRC treats distributions from an MLP as non-taxable return of capital until the value of the distributions exceeds a partner’s basis in partnership interests, at which point the distributions are taxable. MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which would reduce or eliminate an MLP’s tax deductions. MLPs primarily are engaged in energy and natural resource sectors, which makes them sensitive to negative developments in those sectors.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

3

QUALITY DIVIDEND FUND

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Quality Dividend Fund

Class A shares vs. Russell 1000® Value Index

Class A shares of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425. Performance of Class C shares will vary from Class A shares due to difference in class specific fees.

Comparison of Change in Value of $1,000,000 (investment minimum) Investment in Quality Dividend Fund

Institutional Class shares vs. Russell 1000® Value Index

4

QUALITY DIVIDEND FUND

Annual Report

Performance Data (Continued)

April 30, 2021

(Unaudited)

Average Annual Total Returns for the Periods Ended April 30, 2021†
	1 Year	3 Years	5 Years	Since Inception
Class A (with sales charge)	29.93%	9.26%	8.81%	8.27%
Class A (without sales charge)	37.87%	11.44%	10.10%	9.12%
Russell 1000® Value Index	45.92%	12.30%	12.15%	11.02%*

Class C (with CDSC charge)	35.91%	10.61%	9.29%	8.32%
Class C (without CDSC charge)	36.91%	10.61%	9.29%	8.32%
Russell 1000® Value Index	45.92%	12.30%	12.15%	10.91%**

Institutional Class	38.31%	11.72%	N/A	10.45%
Russell 1000® Value Index	45.92%	12.30%	N/A	12.15%***

†

The Quality Dividend Fund (“the Fund”) Class A shares commenced operations on September 30, 2013; Class C shares commenced operations on October 1, 2013; Institutional Class shares commenced operations on October 4, 2016.

*	Benchmark performance is from the inception date of Class A shares of the Fund (September 30, 2013) only and is not the inception date of the benchmark itself.

**	Benchmark performance is from the inception date of Class C shares of the Fund (October 1, 2013) only and is not the inception date of the benchmark itself.

***	Benchmark performance is from the inception date of Institutional Class shares of the Fund (October 4, 2016) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (888) 201-5799.

The returns of Class A shares reflect a deduction for the maximum front end sales charge of 5.75% or any applicable sales charge. The returns shown for Class C shares reflect a maximum deferred sales charge of 1.00% that may apply to Class C shares when shares are redeemed within 12 months after initial purchase.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2020, are 1.36% and 1.24%, respectively, for Class A shares, 2.11% and 1.99%, respectively, for Class C shares and 1.11% and 0.99%, respectively, for Institutional Class shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. EquityCompass Investment Management, LLC (“EquityCompass” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until August 31, 2021, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. The Adviser is

5

QUALITY DIVIDEND FUND

Annual Report

Performance Data (Concluded)

April 30, 2021

(Unaudited)

entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total fees would be higher had such fees and expenses not been waived and/or reimbursed.

A 1.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to those of the Russell 1000® Value Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, which represents about 90% of the total market capitalization of all listed U.S. stocks. It is impossible to invest directly in an index.

Mutual fund investing involves risk, including possible loss of principal. The Fund’s dividend income and distributions will fluctuate, and at times the Fund may underperform other funds that invest more broadly or that have different investment styles. Some of the assets in which the Fund may invest entail special risks. Foreign stocks may be affected by currency fluctuations, social and political instability, and lax regulatory and financial reporting standards. Master Limited Partnerships (“MLPs”) may fluctuate abruptly in value and be difficult to liquidate. Real Estate Investment Trusts (“REITs”) entail risks related to real estate, such as tenant defaults, declining occupancy rates, and falling property values due to deteriorating economic conditions. Listed REIT stocks may fluctuate erratically in market price while non-listed REITs may be illiquid.

6

QUALITY DIVIDEND FUND

Fund Expense Disclosure

April 30, 2021

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2020 through April 30, 2021 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

QUALITY DIVIDEND FUND

Fund Expense Disclosure (Concluded)

April 30, 2021

(Unaudited)

	Quality Dividend Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period*
Class A
Actual	$1,000.00	$1,351.00	$7.23
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.21
Class C
Actual	$1,000.00	$1,345.60	$11.57
Hypothetical (5% return before expenses)	1,000.00	1,014.93	9.94
Institutional Class
Actual	$1,000.00	$1,352.20	$5.77
Hypothetical (5% return before expenses)	1,000.00	1,019.89	4.96

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2021 of 1.24%, 1.99% and 0.99% for Class A, Class C and Institutional Class shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 35.10%, 34.56% and 35.22% for Class A, Class C and Institutional Class shares, respectively.

8

QUALITY DIVIDEND FUND

Portfolio Holdings Summary Table

April 30, 2021

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Oil, Gas & Consumable Fuels	15.4%	$10,215,118
Commercial Banks	10.9	7,216,978
Diversified Telecommunication Services	7.2	4,768,730
Biotechnology	7.1	4,715,085
Pharmaceuticals	6.9	4,568,883
Air Freight & Logistics	4.2	2,781,058
Insurance	4.0	2,665,060
IT Services	3.9	2,589,310
Health Care Providers & Services	3.9	2,588,103
Communications Equipment	3.9	2,547,333
Real Estate Investment Trusts	3.8	2,541,023
Aerospace & Defense	3.8	2,517,404
Household Products	3.7	2,418,158
Containers & Packaging	3.5	2,319,536
Tobacco	3.5	2,291,020
Industrial Conglomerates	3.4	2,247,987
Electrical Equipment	3.4	2,235,827
Technology Hardware, Storage & Peripherals	3.3	2,203,728
Semiconductors & Semiconductor Equipment	3.0	1,985,812
Other Assets in Excess of Liabilities	1.2	792,298

NET ASSETS	100.0%	$66,208,451

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

9

QUALITY DIVIDEND FUND

Portfolio of Investments

April 30, 2021

	Number of Shares	Value

COMMON STOCKS — 98.8%
Aerospace & Defense — 3.8%
Lockheed Martin Corp.	6,615	$2,517,404

Air Freight & Logistics — 4.2%
United Parcel Service, Inc., Class B	13,642	2,781,058

Biotechnology — 7.1%
AbbVie, Inc.	21,440	2,390,560
Gilead Sciences, Inc.	36,624	2,324,525

		4,715,085

Commercial Banks — 10.9%
JPMorgan Chase & Co.	16,515	2,540,172
Truist Financial Corp.	39,437	2,339,009
US Bancorp	39,390	2,337,797

		7,216,978

Communications Equipment — 3.9%
Cisco Systems, Inc.	50,036	2,547,333

Containers & Packaging — 3.5%
International Paper Co.	39,992	2,319,536

Diversified Telecommunication Services — 7.2%
AT&T, Inc.	79,878	2,508,968
Verizon Communications, Inc.	39,103	2,259,762

		4,768,730

Electrical Equipment — 3.4%
Emerson Electric Co.	24,708	2,235,827

Health Care Providers & Services — 3.9%
Cardinal Health, Inc.	42,892	2,588,103

Household Products — 3.7%
Kimberly-Clark Corp.	18,138	2,418,158

Industrial Conglomerates — 3.4%
3M Co.	11,403	2,247,987

	Number of Shares	Value

COMMON STOCKS — (Continued)
Insurance — 4.0%
Prudential Financial, Inc.	26,555	$2,665,060

IT Services — 3.9%
International Business Machines Corp.	18,250	2,589,310

Oil, Gas & Consumable Fuels — 15.4%
Chevron Corp.	24,946	2,571,184
Enbridge, Inc. (Canada)	66,630	2,569,919
Exxon Mobil Corp.	44,819	2,565,440
Valero Energy Corp.	33,918	2,508,575

		10,215,118

Pharmaceuticals — 6.9%
Merck & Co., Inc.	28,950	2,156,775
Pfizer, Inc.	62,409	2,412,108

		4,568,883

Real Estate Investment Trusts — 3.8%
Digital Realty Trust, Inc.	16,467	2,541,023

Semiconductors & Semiconductor Equipment — 3.0%
QUALCOMM, Inc.	14,307	1,985,812

Technology Hardware, Storage & Peripherals — 3.3%
NetApp, Inc.	29,505	2,203,728

Tobacco — 3.5%
Philip Morris International, Inc.	24,116	2,291,020

TOTAL COMMON STOCKS (Cost $51,073,628)		65,416,153

TOTAL INVESTMENTS - 98.8% (Cost $51,073,628)		65,416,153
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2%		792,298

NET ASSETS - 100.0%		$66,208,451

The accompanying notes are an integral part of the financial statements.

10

QUALITY DIVIDEND FUND

Statement of Assets and Liabilities

April 30, 2021

Assets
Investments, at value (Cost $51,073,628)	$65,416,153
Cash and cash equivalents	513,277
Receivable for capital shares sold	302,939
Dividends receivable	93,946
Prepaid expenses and other assets	21,416

Total assets	66,347,731

Liabilities
Payable for audit fees	30,625
Payable for capital shares redeemed	19,879
Payable for administration and accounting fees	18,434
Payable for distribution fees	17,837
Payable for shareholder reporting fees	14,905
Payable to Investment Adviser	13,231
Payable for transfer agent fees	10,338
Payable for custodian fees	7,782
Payable for shareholder servicing fees	3,457
Payable for Trustees’ and Officers’ fees	1,000
Accrued expenses	1,792

Total liabilities	139,280

Net Assets	$66,208,451

Net Assets consisted of:
Capital stock, $0.01 par value	$47,247
Paid-in capital	51,464,916
Total distributable earnings	14,696,288

Net Assets	$66,208,451

Class A:
Net asset value, redemption price per share ($37,391,965 / 2,672,013 shares)	$13.99

Maximum offering price per share (100/94.25 of $13.99)	$14.84

Class C:
Net asset value, offering and redemption price per share ($16,740,013 / 1,190,015 shares)	$14.07

Institutional Class:
Net asset value, offering and redemption price per share ($12,076,473 / 862,687 shares)	$14.00

The accompanying notes are an integral part of the financial statements.

11

QUALITY DIVIDEND FUND

Statement of Operations

For the Year Ended April 30, 2021

Investment income
Dividends	$2,650,274
Less: foreign taxes withheld	(27,233)

Total investment income	2,623,041

Expenses
Advisory fees (Note 2)	354,474
Distribution fees (Class C) (Note 2)	131,722
Transfer agent fees (Note 2)	92,849
Distribution fees (Class A) (Note 2)	77,676
Administration and accounting fees (Note 2)	64,315
Registration and filing fees	50,999
Shareholder servicing fees (Class C)	43,907
Trustees’ and officers’ fees	41,690
Legal fees	39,880
Audit fees	30,504
Shareholder reporting fees	28,248
Custodian fees (Note 2)	18,361
Other expenses	16,723

Total expenses before waivers and reimbursements	991,348

Less: waivers and reimbursements (Note 2)	(153,340)

Net expenses after waivers and reimbursements	838,008

Net investment income	1,785,033

Net realized and unrealized gain from investments:
Net realized gain from investments	2,766,527
Net change in unrealized appreciation from investments	14,484,108

Net realized and unrealized gain from investments	17,250,635

Net increase in net assets resulting from operations	$19,035,668

The accompanying notes are an integral part of the financial statements.

12

QUALITY DIVIDEND FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Increase/(decrease) in net assets from operations:
Net investment income	$1,785,033	$1,773,156
Net realized gain from investments	2,766,527	532,497
Net change in unrealized appreciation/(depreciation) from investments	14,484,108	(11,198,931)

Net increase/(decrease) in net assets resulting from operations	19,035,668	(8,893,278)

Less dividends and distributions to shareholders from:
Total distributable earnings
Class A	(963,830)	(2,993,150)
Class C	(406,013)	(1,784,502)
Institutional Class	(346,454)	(1,073,008)

Total distributable earnings	(1,716,297)	(5,850,660)

Total return of capital
Class A	—	(26,147)
Class C	—	(16,868)
Institutional Class	—	(8,535)

Total return of capital	—	(51,550)

Net decrease in net assets from dividends and distributions to shareholders	(1,716,297)	(5,902,210)

Decrease in net assets derived from capital share transactions (Note 4)	(9,751,684)	(1,734,747)

Total increase/(decrease) in net assets	7,567,687	(16,530,235)

Net assets
Beginning of year	58,640,764	75,170,999

End of year	$66,208,451	$58,640,764

The accompanying notes are an integral part of the financial statements.

13

QUALITY DIVIDEND FUND

Financial Highlights

Contained below is per share operating performance data for each Class A share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$10.47	$13.02	$12.29	$12.19	$11.03

Net investment income(1)	0.37	0.34	0.33	0.29	0.27
Net realized and unrealized gain/(loss) on investments	3.51	(1.80)	1.36	0.16	1.13

Net increase/(decrease) in net assets resulting from operations	3.88	(1.46)	1.69	0.45	1.40

Dividends and distributions to shareholders from:
Net investment income	(0.36)	(0.34)	(0.38)	(0.35)	(0.24)
Net realized capital gains	—	(0.74)	(0.58)	—	—
Return of capital	—	(0.01)	—	—	—

Total dividends and distributions to shareholders	(0.36)	(1.09)	(0.96)	(0.35)	(0.24)

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$13.99	$10.47	$13.02	$12.29	$12.19

Total investment return(3)	37.87%	(12.46)%	14.66%	3.64%	12.82%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$37,392	$28,816	$40,283	$37,800	$36,731
Ratio of expenses to average net assets	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.50%	1.36%	1.41%	1.32%	1.35%
Ratio of net investment income to average net assets	3.20%	2.74%	2.62%	2.32%	2.35%
Portfolio turnover rate	28%	38%	37%	51%	44%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75% or any applicable sales charge. If reflected, the return would be lower.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

14

QUALITY DIVIDEND FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for each Class C share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$10.52	$13.07	$12.34	$12.24	$11.06

Net investment income(1)	0.28	0.25	0.24	0.20	0.18
Net realized and unrealized gain/(loss) on investments	3.54	(1.80)	1.36	0.15	1.15

Net increase/(decrease) in net assets resulting from operations	3.82	(1.55)	1.60	0.35	1.33

Dividends and distributions to shareholders from:
Net investment income	(0.27)	(0.25)	(0.29)	(0.25)	(0.15)
Net realized capital gains	—	(0.74)	(0.58)	—	—
Return of capital	—	(0.01)	—	—	—

Total dividends and distributions to shareholders	(0.27)	(1.00)	(0.87)	(0.25)	(0.15)

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$14.07	$10.52	$13.07	$12.34	$12.24

Total investment return(3)	36.91%	(13.10)%	13.73%	2.84%	12.07%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$16,740	$19,255	$24,326	$23,728	$26,247
Ratio of expenses to average net assets	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.25%	2.11%	2.16%	2.06%	2.10%
Ratio of net investment income to average net assets	2.45%	1.99%	1.87%	1.57%	1.58%
Portfolio turnover rate	28%	38%	37%	51%	44%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

15

QUALITY DIVIDEND FUND

Financial Highlights (Concluded)

Contained below is per share operating performance data for each Institutional Class share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Period October 4, 2016* to April 30, 2017
Per Share Operating Performance
Net asset value, beginning of year/period	$10.47	$13.03	$12.30	$12.20	$11.33

Net investment income(1)	0.40	0.37	0.36	0.32	0.16
Net realized and unrealized gain/(loss) on investments	3.52	(1.80)	1.36	0.16	0.83

Net increase/(decrease) in net assets resulting from operations	3.92	(1.43)	1.72	0.48	0.99

Dividends and distributions to shareholders from:
Net investment income	(0.39)	(0.38)	(0.41)	(0.38)	(0.12)
Net realized capital gains	—	(0.74)	(0.58)	—	—
Return of capital	—	(0.01)	—	—	—

Total dividends and distributions to shareholders	(0.39)	(1.13)	(0.99)	(0.38)	(0.12)

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)

Net asset value, end of year/period	$14.00	$10.47	$13.03	$12.30	$12.20

Total investment return(3)	38.31%	(12.29)%	14.94%	3.89%	8.72%

Ratios/Supplemental Data
Net assets, end of year/period (in thousands)	$12,076	$10,570	$10,562	$9,007	$8,731
Ratio of expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.25%	1.11%	1.17%	1.07%	1.12	%(4)
Ratio of net investment income to average net assets	3.45%	2.99%	2.87%	2.57%	2.29	%(4)
Portfolio turnover rate	28%	38%	37%	51%	44	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover of the Fund for the period ended April 30, 2017.

The accompanying notes are an integral part of the financial statements.

16

QUALITY DIVIDEND FUND

Notes to Financial Statements

April 30, 2021

1. Organization and Significant Accounting Policies

The Quality Dividend Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 30, 2013. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C and Institutional Class shares. Class A shares are subject to a front end sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A shares made within twelve months of purchase where: (i) $1 million or more of Class A shares was purchased without an initial sales charge, and (ii) the selling broker-dealer received a commission for such sale. A CDSC of 1.00% may apply to Class C shares when shares are redeemed within 12 months after initial purchase where the selling broker-dealer received a commission for such sale.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the adviser’s fair valuation determinations.

17

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2021

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 — quoted prices in active markets for identical securities;

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Fund’s investments carried at fair value:

	Total Value at 4/30/21	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$65,416,153	$65,416,153	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

18

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2021

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2021, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

MLP Common Units — Master Limited Partnership (“MLP”) common units represent limited partnership interests in the MLP. Common units are generally listed and traded on the U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to remaining assets of the MLP.

19

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2021

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

2. Transactions with Related Parties and Other Service Providers

EquityCompass Investment Management, LLC (“EquityCompass” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until August 31, 2021 unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the

20

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2021

Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of April 30, 2021, the amount of potential recovery was as follows:

Expiration
April 30, 2022	April 30, 2023	April 30, 2024	Total
$125,818	$84,774	$153,340	$363,932

For the year ended April 30, 2021, the Adviser earned advisory fees of $354,474 and waived fees of $153,340.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer agent fees in the Statement of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services

21

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2021

in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Effective October 1, 2020, Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to October 1, 2020, Duff & Phelps, LLC (“D&P”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust. Through October 1, 2020, D&P was compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended April 30, 2021, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$16,379,297	$26,431,897

4. Capital Share Transactions

For the years ended April 30, 2021 and 2020, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020
	Shares	Amount	Shares	Amount
Class A
Sales	483,323	$5,793,051	209,196	$2,674,007
Reinvestments	59,854	689,098	195,387	2,478,629
Redemption Fees*	—	399	—	238
Redemptions	(624,238)	(7,224,320)	(745,759)	(9,242,054)

Net decrease	(81,061)	$(741,772)	(341,176)	$(4,089,180)

22

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2021

	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020
	Shares	Amount	Shares	Amount

Class C
Sales	107,721	$1,265,784	164,281	$1,998,118
Reinvestments	28,907	328,596	122,600	1,566,862
Redemption Fees*	—	191	—	159
Redemptions	(777,469)	(9,059,573)	(316,888)	(3,863,084)

Net decrease	(640,841)	$(7,465,002)	(30,007)	$(297,945)

Institutional Class
Sales	62,144	$772,174	303,731	$3,806,726
Reinvestments	22,645	259,428	70,238	887,687
Redemption Fees*	—	128	—	85
Redemptions	(231,607)	(2,576,640)	(175,367)	(2,042,120)

Net increase/(decrease)	(146,818)	$(1,544,910)	198,602	$2,652,378

Total Net Decrease	(868,720)	$(9,751,684)	(172,581)	$(1,734,747)

*

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary

23

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2021

differences do not require reclassifications. Net investment income, net realized gains and net assets are not affected by these adjustments. For the year ended April 30, 2021, there were no reclassifications.

For the year ended April 30, 2021, the tax character of distributions paid by the Fund was $1,716,297 of ordinary income dividends. For the year ended April 30, 2020, the tax character of distributions paid by the Fund was $1,968,917 of ordinary income dividends, $3,881,743 of long-term capital gains dividends and $51,550 of return of capital. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Net	Other	Total
Ordinary	Long-Term	Unrealized	Book/Tax	Distributable
Income	Gain	Appreciation	Differences	Earnings/(Deficit)
$68,028	$451,050	$14,182,421	$(5,211)	$14,696,288

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

As of April 30, 2021, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$51,233,732

Gross unrealized appreciation	$14,935,343
Gross unrealized depreciation	(752,922)

Net unrealized appreciation	$14,182,421

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2021, the Fund had no short-term capital loss deferrals, no long-term capital loss deferrals or ordinary loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2021, that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2021, the Fund did not have any capital loss carryforwards.

24

QUALITY DIVIDEND FUND

Notes to Financial Statements (Concluded)

April 30, 2021

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

QUALITY DIVIDEND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of the Quality Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Quality Dividend Fund (the “Fund”) (one of the series constituting FundVantage Trust (the “Trust”)), including the portfolio of investments, as of April 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting FundVantage Trust) at April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more EquityCompass Investment Management, LLC investment companies since 2014.

Philadelphia, Pennsylvania

June 24, 2021

26

QUALITY DIVIDEND FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2021, the Fund paid $1,716,297 of ordinary income dividends to its shareholders. Dividends from short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.00%.

The Fund designated $451,050 as long-term capital gains distributions during the year ended April 30, 2021. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

27

QUALITY DIVIDEND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 201-5799 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

28

QUALITY DIVIDEND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website.

If you have questions or comments about our privacy practices, please call us at (888) 201-5799.

29

QUALITY DIVIDEND FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 201-5799.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund
Trust
(registered
investment
company with
6 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio).

30

QUALITY DIVIDEND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	33	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board.	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

31

QUALITY DIVIDEND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

32

QUALITY DIVIDEND FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

33

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

EquityCompass Investment Management, LLC

One South Street

Baltimore, MD 21202

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

QUA-0421

QUALITY DIVIDEND

FUND

of

FundVantage Trust

Class A (QDVAX)

Class C (QDVCX)

Institutional Class (QDVIX)

ANNUAL

REPORT

April 30, 2021

IMPORTANT NOTE: As permitted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary. Instead, shareholder reports are available on the Quality Dividend Fund’s website (www.equitycompass.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Fund, call toll-free at (888) 201-5799 or write to:

Quality Dividend Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Annual Investment Adviser’s Report

April 30, 2021

(Unaudited)

Dear Shareholders,

We hope this letter finds you healthy and well. It’s been a remarkable year for our country and much has changed since our update one year ago. As we stand at the cusp of a return to normalcy with nearing 50% of the U.S. population having received one or more vaccine doses, we’d like to take a moment to first acknowledge the heroic work of our healthcare workers, front-line workers, and every agency that helped us meet the magnitude of the moment. We also shouldn’t forget the unimaginable number of lives and businesses that were lost far too soon. Our collective responses and actions were not perfect – they seldom are during periods of crisis – but it could have been much worse. Through determination, grit, and a lot of trial and error, we are in a better place now than a year ago. There will be lasting effects from COVID-19 and certain prior routines will have changed forever, but at least we can resume much of our activities and move forward.

Our firm is also moving forward with a new name. Four years ago, we led a management buyout and recapitalization of Lateef Investment Management. At the time, Eric Winterhalter, McCarthy Capital, and I believed that we could build a lasting investment firm that focused on generating attractive risk-adjusted returns while being responsive and attentive to you, our clients. In doing so, we founded a new firm that not only appreciates our heritage, which dates to 1974, but also moves forward with our new Partnership. We are proud to announce that our firm is now named TCM – TRAN CAPITAL MANAGEMENT. Rest assured that there is no change in our team or process. Today’s move serves as recognition of our team’s hard work and accomplishments as well as the aspirations we hold to continue to deliver on behalf of our clients in the dynamic capital markets of today and tomorrow.

While our name has changed, our pledge to our clients remains the same:

•	We will always act in our clients’ best interests.

•	We will always invest with conviction.

•	We will continue to execute and build on the enhancements we have implemented since our buyout.

•	We will have strict capacity limits and not become asset gatherers.

•	We would rather double our clients’ capital than double the number of clients.

•	We are committed to a high-functioning, collaborative, diverse, and sustainable investment culture.

We are grateful for your confidence and support. Without it, TCM would not have been possible. Since the formation of this partnership four years ago, we have been able to generate attractive risk-adjusted returns by investing in high-quality growth companies and actively rotating into many of our “wish list” companies during periods of volatility and market drawdown. We don’t know how the market will behave in the short term, but experience has taught us that, over time, investing in high-quality companies purchased at favorable prices can lead to attractive returns. We believe the volatility over the past year gave us many such opportunities.

1

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

The Tran Capital Focused Fund (I-Shares) outperformed our benchmark by over 14.00% over the past year, returning 60.55% compared to the S&P 500’s return of 45.99%. For the four months ended April 30, 2021, I-shares have returned 14.79% compared to 11.85% for the S&P 500. As we reflect on our portfolio’s performance since our management-led buyout in 2017, we would like to highlight that our focus on identifying growing companies purchased at reasonable valuations has enabled us to keep up during market rallies and go down less in periods of market drawdown; for the period.

Our investment approach also gives us the flexibility to invest in growth and value companies as long as we believe a company’s growth profile and fundamental improvements are not adequately reflected in its stock price. For instance, through the first 4 months of this year, Wells Fargo (WFC) and Southwest Airlines (LUV), both considered value companies, appreciated approximately 50% and 35%, respectively. These gains help offset weakness in some of our more growth investments like Palo Alto Networks (PANW) and Salesforce (CRM), which trailed our benchmark.

By being grounded in valuation, we may miss some popular stocks, but we would also avoid the harm when these stocks come back down from their atmospheric valuations. Rather than chase popular stocks, we often initiate positions when our target companies are out of favor. We believe that this disciplined investment approach has enabled our team to generate significant returns net of fees in excess of the S&P 500 over this period.

The performance may be attributable to unusually favorable conditions that are likely not sustainable; that the conditions might not continue to exist; and, that this performance probably will not be repeated in the future.

2

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

The above data is as of April 30, 2021.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graphs and table do not reflect the deduction of taxes that shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

Portfolio Positioning

As we look forward, we are confident that our portfolio is positioned well with many high-quality growth companies coupled with a few opportunistic investments. Most of our holdings are companies we view to be backed by long-term growth stories and secular tailwinds while past performance is not a guarantee of future results that may allow them to compound earnings and cash flows over many years. Included in these long-term growth stories are our investments in information technology, healthcare, and communication services, which make up roughly two-thirds of our portfolio. We believe that these companies in particular saw their competitive positions strengthen as their services enabled clients to accelerate their digital transformation or provided essential services for their clients to succeed.*

Secular Compounders

For instance, leading technology companies like Microsoft (MSFT) and Salesforce (CRM) enable digital transformation, an imperative for any business operating in today’s environment. Microsoft 365, and Teams in particular, provides critical software infrastructure and collaboration tools for clients to navigate and adjust to a new hybrid working model. Salesforce provides businesses with cloud-based tools and solutions to digitally engage with their customers in an increasingly omni-channel and online world. Meanwhile, Palo Alto Networks (PANW), a leading cyber security company, helps protect critical data and assets from nefarious intruders. With millions of employees working remotely, Palo Alto’s cloud-based and remote

3

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

access solutions have become more important than ever. Over the past year, a company’s digital strategy has accelerated from a “nice to have” to an essential roadmap for survival.

In healthcare, Catalent (CTLT), a provider of advanced delivery technologies and drug substance manufacturing for biologics and small molecule drugs, has been awarded contracts from Moderna, AstraZeneca, and Johnson & Johnson, among others, to manufacture their COVID-19 vaccines and therapies. Demand for Catalent’s services grew during the pandemic as pharma and biotech companies rushed to develop and manufacture therapies and vaccines to treat COVID-19. With vaccines potentially being administered annually and a backlog of other therapies waiting on the sidelines, we believe demand for Catalent’s drug product and drug substance capabilities will remain elevated for years to come. Danaher (DHR), a long time holding, provides PCR test kits to detect COVID-19 and has increased its global install base of diagnostics equipment by 35%. It also provides filtration, tools, and assays that are critical for bioprocessing.

Opportunistic Investments

We often talk about building a portfolio consisting mostly of long-term compounders but one that is supplemented with a handful of more opportunistic investments depending on the market cycle*. These can include other high-quality companies that have exposure to more cyclical end markets, undermanaged spin-offs, or capital allocation stories. The bounce back in broader U.S. equity markets last year was uneven with certain industries levered to work from home, digital transformation, and e-commerce flourishing while others continued to lag. Given the disparity in returns, we thought it would be a good time to highlight some opportunistic investments we have made in the portfolio over the past few quarters.

One industry that was hardest hit by COVID-19 was travel. Domestic air travel in the U.S. plummeted 96% year-over-year in April 2020 as the U.S. shut down non-essential travel due to COVID-19 and remained 44% below pre-pandemic levels as of March.1 As the vaccines continue to be rolled out in 2021, we believe that an increasing number of people will travel to visit families and friends and take much-needed vacations.

[1]	Revenue Passenger Miles, IATA Air Passenger Market Analysis, April 2020 & March 2021

*

We would define structural compounders as companies with strong competitive moats and sustainable franchises that may allow them to earn high returns on capital. These companies are often backed by high recurring revenues or strong secular tailwinds that may allow them to compound earnings and cash flows over our time. We believe that share prices reflect the grow in earnings and cash flow. Compounding is the process in which an asset’s earnings, from either capital gains or interest, are reinvested to generate additional earnings over time. This growth, calculated using exponential functions, occurs because the investment will generate earnings from both its initial principal and the accumulated earnings from preceding periods. There can be no guarantee that any strategy will be successful. All investing involves risk, including potential loss of principal.

4

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

We saw the drawdown as an opportunity to add Southwest Airlines (LUV), a high-quality operator in a beaten-up space. While air travel as an industry contributes to climate change and the depletion of natural resources, we view air travel as a necessity as it enables not only business activity but personal relationships and interactions. Over the past 2 decades, Southwest has improved its fuel efficiency by 50% through fleet modernization and fuel planning. The company is now replacing its legacy fleet with Boeing’s 737 MAX aircrafts that are 14% more fuel efficient.3

We view Southwest Airlines to be one of the best managed domestic airlines and has shown to have a strong balance sheet that may capitalize on the recovery in air travel. This strong balance sheet also helped Southwest from further capital injections, including the highly restrictive loans taken by other major airlines from the CARES Act, and allowed the company to go on the offensive. Over the past few months, Southwest has announced expansion into several new markets and airports. We believe this tactical move will likely pay off and potentially lead to eventual market share gains. Southwest’s expanding route map and position as the low-cost operator among the majors enables it to offer convenient point-to-point flight service at low fares, further strengthening its value proposition for customers. Compared to other major domestic airlines, Southwest also benefits from being more levered to leisure travel, which we believe will recover more quickly than business travel given the step-up in adoption of video conferencing services such as Zoom and Microsoft Teams.

Finally, we believe that the benefit from fleet upgrades is an underappreciated opportunity. The grounding of the Boeing 737 MAX in 2019 was a $828 million headwind to operating profit. The resumption of flying and delivery of the 737 MAX aircrafts would not only boost earnings in the near-term but could also benefit operating costs in the long-term as well given improvements in fuel efficiency relative to its legacy fleet. Given the company’s network expansion and an even more efficient operating model transpiring, we believe Southwest is attractively positioned for the recovery in air travel and beyond.

Elsewhere, financials were one of the worse performing sectors in 2020 as lower interest rates, weakening loan demand, and rising loan loss reserves led to dividend cuts and a de-rating across the sector. With the sell-off, we took a fresh look at Wells Fargo (WFC). We believe the company is on the right path to unlock significant value. For the past three years, Wells Fargo has been working on improving its internal controls and compliance to address the prior management regime’s aggressive selling culture. Our analysis suggests that Wells Fargo can reduce over $10 billion of expenses and has over $20 billion in excess capital (or over 20% of its market capitalization at the time of our initial purchase).

[3]	Southwest Airlines Q4 2019 Earnings Conference Call

5

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

WELLS FARGO CAN REDUCE OVER $10 BILLION OF EXPENSES AND HAS OVER $20 BILLION IN EXCESS CAPITAL (OR OVER 20% OF ITS MARKET CAPITALIZATION AT THE TIME OF OUR INITIAL PURCHASE).

In addition to improving corporate governance and internal controls, Wells Fargo has instituted deferrals and waived fees for customers facing hardship due to COVID-19. Its relationships with small businesses also made Wells Fargo a key distributor of Paycheck Protection Program loans, the gross proceeds of which the company donated and served as the genesis of the Open for Business Fund, a $400 million fund for non-profit organizations to help small businesses, especially those owned by underrepresented groups, to endure and rebound from the pandemic. Longer term, Wells Fargo has clear goals around three targeted areas of priority: diversity and inclusion, economic empowerment, and environmental sustainability.

Wells Fargo is a leading national bank with strong consumer and mortgage franchises. After years of operating under a regulatory asset-based cap, it has also earned low expectations from investors. Wells Fargo’s past problems have been well documented and are real, but over the past three years, the bank has hired a new CEO & CFO, replaced most of senior management, and appointed several new Board members. We believe that CEO Charlie Scharf (former CEO of Bank of New York Mellon and former CEO of Visa) and CFO Michael Santomassimo (former CFO of Bank of New York Mellon) are highly capable and the right team to lead Wells Fargo back into potential growth.

While the bank has been upgrading its leadership and addressing regulatory requests, its costs have become bloated. Wells Fargo’s efficiency ratio, an industry measure of non-interest expenses to revenue, was 67% in 2019 and 74% in 2020. This compares to industry leading peers, such as JP Morgan and Bank of America, that operate in the mid-55% range during normal times. Some of Wells Fargo’s higher costs stem from elevated legal and consulting fees needed to address regulatory scrutiny. However, we believe there remains ample opportunity to lower the company’s efficiency ratio over time by reorganizing the bank from a regional to a national footprint, closing outdated branches, and consolidating various loan processing centers.

Further, with the current target for the Fed Funds Rate set at 0.00-0.25% and the sizeable monetary stimulus employed by the Federal Reserve in response to COVID-19, we view there is an attractive risk-reward on yields. While we do not aim to predict the timing or trajectory of interest rates, given the lower bound and the expectation that rates will remain lower for longer, we view the risk-reward to be skewed to the upside.

As Wells Fargo improves its efficiency ratio, returns some excess capital to shareholders, and eventually receives some regulatory relief on its asset restrictions, we believe that Wells Fargo can generate between

6

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2021

(Unaudited)

$5 and $7 in EPS over the next five years. We initiated our position when Wells Fargo was trading at ~$22 per share, or 3-4x our estimate of normalized earnings. If Wells Fargo re-rates closer to bank peers and trades at 12-15x P/E, it has potential to be an attractive opportunity in our portfolio.

Looking Forward

We observe that there were a couple significant market events that contributed to the market’s choppiness experienced so far this year. First was the enthusiasm for popular social media driven short squeezes, like GameStop, that led to an unwinding of positions and sharp risk-off behavior at the end of January. Second was the unraveling of institutional and, moreover, retail enthusiasm over speculative tech and sky-high valuations as fears of oncoming inflation led to a rise in interest rates, even despite the Fed’s continued stance of “lower for longer.”

Our investment team is mindful that an even steeper rise in inflation expectations and interest rates can further damage equity valuations, but we agree with Federal Reserve Chairman Jerome Powell that an increase in inflation will likely be transitory. Moreover, we believe the U.S. economy will need some time to absorb the over 10 million people who are still unemployed or under-employed. As such, we do not believe that the Federal Reserve will raise interest rates until we have full employment and that the Federal Reserves will let inflation run above average for a while. While interest rates could continue to move upwards ahead of Fed policy, we observe that the S&P 500 has had a strong track record during periods of rising interest rates, especially when supported by strong economic growth.1

We see many opportunities and challenges in 2021. For instance, there are still over 10 million people unemployed or underemployed. However, as the rollout of several effective vaccines continues, we expect to see a big spike in consumer and business activity, and thus an environment that should provide more job openings. A steeper yield curve unsettled the market in recent weeks and will increase borrowing costs for individuals and businesses, but it is also a positive signal of economic expansion. With further stimulus packages planned in the U.S. and abroad, we believe that the U.S. is well positioned for a strong economic recovery. It has been our experience that, over time, stock price appreciation has directly correlated with earnings growth. With a strong economic backdrop, we believe our portfolio of high-quality growth stocks trading at reasonable valuations is well for attractive opportunities.

[1]

Past performance does not guarantee future results. Securities in the Funds do not match those in the indexes and performance of the Funds will differ. It is not possible to invest directly in an index. All investing involves risk including potential loss of principal.

Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

The price-to-earnings ratio (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings (EPS).

7

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Annual Investment Adviser’s Report (Concluded)

April 30, 2021

(Unaudited)

We have made significant strides since our management-led buyout in 2017 and are proud to introduce our new firm name this quarter. As TCM – TRAN CAPITAL MANAGEMENT, we look to continue to build a lasting partnership with you, all while seeking to generate attractive risk-adjusted returns. Thank you for your partnership and we look forward to our next correspondence. If you have any questions, please contact us at (415) 461-3800.

Sincerely,

Quoc K. Tran Chariman & Chief Investment Officer	Michael Im Director of Research & Associate Portfolio Manager	Eric A. Winterhalter President

All opinions and data included in this commentary are as of April 30, 2021, unless otherwise noted, and are subject to change without notice. The opinions and views expressed herein are of Tran Capital Management, L.P. (TCM) and are not intended to be seen as fact, a forecast of future events, or a guarantee of future results. The information in this publication has been developed internally and/or obtained from sources believed to be reliable, but the accuracy or completeness of this information cannot be guaranteed. This publication is provided for informational purposes only and does not does constitute a solicitation, investment advice or recommendation for any particular investment product or strategy. Economic forecasts and estimated data reflect subjective judgments and assumptions and unexpected events may occur. Therefore, there can be no assurance that developments will transpire as may be forecasted in this publication. This information should not be used as the sole basis to make any investment decision. No investment strategy can assure a profit or protect against loss. Past performance is not a guarantee or indication of future performance. Current and future portfolio holdings are subject to change and risk.

The S&P 500® Index and PSN All Cap Core Universe are not available for direct investment. Past performance is not indicative of future results. The actual return and value of an account will fluctuate and at any point in time could be worth more or less than the amount initially invested.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

The Tran Capital Focused Fund is distributed by Foreside Funds Distributors LLC, Berwyn, PA.

8

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Annual Report

Performance Data

April 30, 2021

(Unaudited)

Comparison of Change in Value of $10,000 in Tran Capital Focused Fund’s Class A Shares

vs. Russell 3000® Index and S&P 500® Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.00%.

This results in a net initial investment of $9,500.

Comparison of Change in Value of $100,000 (Class I investment minimum) in Tran Capital Focused

Fund’s Class I Shares vs. Russell 3000® Index and S&P 500® Index

9

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Annual Report

Performance Data (Concluded)

April 30, 2021

(Unaudited)

Average Annual Total Returns for the Years Ended April 30, 2021
	1 Year	3 Years	5 Years	10 years
Class A Shares (with sales charge)	52.24%	20.51%	17.82%	13.11%
Class A Shares (without sales charge)	60.14%	22.58%	19.05%	13.69%
Class I Shares	60.55%	22.88%	19.34%	13.97%
Russell 3000® Index	50.92%	18.95%	17.67%	14.03%
S&P 500® Index	45.99%	18.67%	17.42%	14.17%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.00%. All of the Fund’s share classes apply a 2.00% redemption fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. As stated in the current prospectus dated September 1, 2020, as supplemented April 5, 2021, the Fund’s “Total Annual Fund Operating Expenses” are 1.93% and 1.68%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.10% and 0.85% for Class A and Class I Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Tran Capital Management (“the Adviser”), formerly Lateef Investment Management, L.P., has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), interest, extraordinary items, “Acquired Fund Fees and Expenses,” and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2021, unless the Board of Trustees of FundVantage Trust (“the Trust”) approves its earlier termination. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. The Fund may invest in undervalued securities and is subject to the risk that the securities may not appreciate in value as anticipated.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500®Index (“S&P 500®”) and the Russell 3000® Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

10

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Fund Expense Disclosure

April 30, 2021

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2020 through April 30, 2021 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Fund Expense Disclosure (Concluded)

April 30, 2021

(Unaudited)

	Tran Capital Focused Fund

	Beginning Account Value	Ending Account Value	Expenses Paid
	November 1, 2020	April 30, 2021	During Period*
Class A
Actual	$1,000.00	$1,356.00	$6.43
Hypothetical (5% return before expenses)	1,000.00	1,019.34	5.51
Class I
Actual	$1,000.00	$1,358.80	$4.97
Hypothetical (5% return before expenses)	1,000.00	1,020.58	4.26

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2021 of 1.10% and 0.85% for Class A and Class I shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 35.60% and 35.88% for Class A and Class I shares, respectively.

12

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Portfolio Holdings Summary Table

April 30, 2021

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Consumer, Non-cyclical	22.5%	$14,034,329
Communications	18.7	11,649,418
Technology	18.5	11,562,853
Financial	15.4	9,607,526
Consumer, Cyclical	13.3	8,289,568
Industrial	6.2	3,837,114
Basic Materials	3.5	2,199,450
Options Written	(0.1)	(48,060)
Other Assets in Excess of Liabilities (excluding written options)	2.0	1,225,479

NET ASSETS	100.0%	$62,357,677

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

13

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Portfolio of Investments

April 30, 2021

	Number
	of Shares	Value

COMMON STOCKS — 98.1%
Basic Materials — 3.5%
Sherwin-Williams Co. (The)	8,031	$2,199,450

Communications — 18.7%
Alphabet, Inc., Class A*	1,433	3,372,565
Amazon.com, Inc.*	885	3,068,667
Palo Alto Networks, Inc.*	6,160	2,176,882
Twitter, Inc.*	22,798	1,258,906
Walt Disney Co. (The)*	9,528	1,772,398

		11,649,418

Consumer, Cyclical — 13.3%
Aptiv PLC*	20,573	2,960,249
Lululemon Athletica, Inc.*	7,100	2,380,417
Southwest Airlines Co.*	46,972	2,948,902

		8,289,568

Consumer, Non-cyclical — 22.5%
Catalent, Inc.*	23,783	2,674,874
Danaher Corp.	10,968	2,785,214
Halozyme Therapeutics, Inc.*	64,342	3,213,883
IQVIA Holdings, Inc.*	10,836	2,543,101
PayPal Holdings, Inc.*	10,741	2,817,257

		14,034,329

Financial — 15.4%
AerCap Holdings NV*	38,547	2,245,363
Progressive Corp. (The)	21,112	2,126,823
SVB Financial Group*	3,505	2,004,264
Wells Fargo & Co.	71,722	3,231,076

		9,607,526

Industrial — 6.2%
Ball Corp.	14,844	1,389,992

	Number
	of Shares	Value

COMMON STOCKS — (Continued)
Industrial — (Continued)
Martin Marietta Materials, Inc.	6,930	$2,447,122

		3,837,114

Technology — 18.5%
Fiserv, Inc.*	18,134	2,178,256
Intuit, Inc.	4,551	1,875,740
Microsoft Corp.	12,230	3,084,161
NVIDIA Corp.	2,273	1,364,664
salesforce.com, Inc.*	13,286	3,060,032

		11,562,853

TOTAL COMMON STOCKS (Cost $38,218,374)		61,180,258

TOTAL INVESTMENTS - 98.1% (Cost $38,218,374)		61,180,258

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9%		1,177,419

NET ASSETS - 100.0%		$62,357,677

	Contracts
OPTIONS WRITTEN — (0.1)%
Call Options — (0.1)%
SVB Financial Group, Notional amount $1,740,000 Exchange: CBOE Expires 05/21/21 Strike Price $580*(a)	(30)	$(48,060)

TOTAL OPTIONS WRITTEN (Premium received $63,809)		$(48,060)

*	Non-income producing.
(a)	Primary risk exposure is equity price risk.

CBOE	Chicago Board Options Exchange
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

14

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Statement of Assets and Liabilities

April 30, 2021

Assets
Investments, at value (Cost $38,218,374)	$61,180,258
Cash and cash equivalents	549,194
Receivable for investments sold	758,854
Receivable for capital shares sold	11,840
Prepaid expenses and other assets	15,465

Total assets	62,515,611

Liabilities
Options written, at value (premiums received $63,809)*	48,060
Payable for capital shares redeemed	22,852
Payable for audit fees	27,854
Payable for administration and accounting fees	17,754
Payable for transfer agent fees	9,951
Payable for custodian fees	8,672
Payable to Investment Adviser	8,183
Payable for distribution fees	6,605
Payable for shareholder reporting fees	6,188
Payable for Trustees’ and Officers’ fees	1,000
Accrued expenses	815

Total liabilities	157,934

Net Assets	$62,357,677

Net Assets consisted of:
Capital stock, $0.01 par value	$64,323
Paid-in capital	30,218,421
Total distributable earnings	32,074,933

Net Assets	$62,357,677

*	Primary risk exposure is equity contracts.

Class A Shares:
Net asset value and redemption price per share ($33,767,563 / 3,597,538 shares)	$9.39

Maximum offering price per share (100/95 of $ 9.39)	$9.88

Class I Shares:
Net asset value, offering and redemption price per share ($28,590,114 / 2,834,716 shares)	$10.09

The accompanying notes are an integral part of the financial statements.

15

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Statement of Operations

For the Year Ended April 30, 2021

Investment income
Dividends	$270,127

Total investment income	270,127

Expenses
Advisory fees (Note 2)	421,884
Transfer agent fees (Note 2)	94,392
Distribution fees (Class A) (Note 2)	68,676
Administration and accounting fees (Note 2)	64,859
Trustees’ and officers’ fees	40,589
Registration and filing fees	38,587
Legal fees	34,383
Audit fees	27,557
Custodian fees (Note 2)	21,310
Shareholder reporting fees	20,456
Other expenses	17,549

Total expenses before waivers and reimbursements	850,242

Less: waivers (Note 2)	(360,045)

Net expenses after waivers and reimbursements	490,197

Net investment loss	(220,070)

Net realized and unrealized gain from investments:
Net realized gain from investments	9,554,518
Net realized gain from written options*	247,028
Net change in unrealized appreciation from investments	13,838,594
Net change in unrealized appreciation from written options*	15,749

Net realized and unrealized gain from investments	23,655,889

Net increase in net assets resulting from operations	$23,435,819

*	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

16

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2021	April 30, 2020
Increase/(decrease) in net assets from operations:
Net investment loss	$(220,070)	$(170,936)
Net realized gain from investments and written options	9,801,546	7,816,917
Net change in unrealized appreciation/(depreciation) from investments and written options	13,854,343	(6,108,104)

Net increase in net assets resulting from operations:	23,435,819	1,537,877

Less dividends and distributions to shareholders from:
Total distributable earnings
Class A	(3,745,777)	(4,036,640)
Class I	(2,781,018)	(2,910,487)

Net decrease in net assets from dividends and distributions to shareholders	(6,526,795)	(6,947,127)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	5,009,261	(6,256,502)

Total increase/(decrease) in net assets	21,918,285	(11,665,752)

Net assets
Beginning of year	40,439,392	52,105,144

End of year	$62,357,677	$40,439,392

The accompanying notes are an integral part of the financial statements.

17

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A Shares*
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$6.74	$7.73	$8.60	$9.54	$10.77

Net investment loss(1)	(0.04)	(0.03)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain on investments	3.85	0.27	0.79	1.40	1.25

Net increase in net assets resulting from operations	3.81	0.24	0.77	1.36	1.21

Dividends and distributions to shareholders from:
Net realized capital gains	(1.16)	(1.23)	(1.64)	(2.30)	(2.44)

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	—

Net asset value, end of year	$9.39	$6.74	$7.73	$8.60	$9.54

Total investment return(3)	60.14%	2.11%	12.62%	15.26%	12.64%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$33,768	$22,395	$17,375	$20,580	$24,460
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.14%	1.24%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.82%	1.94%	1.69%	1.65%	1.57%
Ratio of net investment loss to average net assets.	(0.56)%	(0.43)%	(0.23)%	(0.38)%	(0.35)%
Portfolio turnover rate.	66%	58%	51%	50%	42%

*	Class C Shares were converted to Class A Shares on August 30, 2019 (See Note 4).
(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum front-end sales load of 5.00%. If reflected, the return would be lower.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

18

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$7.16	$8.12	$8.93	$9.80	$10.98

Net investment income/(loss)(1)	(0.03)	(0.01)	0.00 (2)	(0.01)	(0.01)
Net realized and unrealized gain on investments	4.12	0.28	0.83	1.44	1.27

Net increase in net assets resulting from operations	4.09	0.27	0.83	1.43	1.26

Dividends and distributions to shareholders from:
Net realized capital gains	(1.16)	(1.23)	(1.64)	(2.30)	(2.44)

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	—

Net asset value, end of year	$10.09	$7.16	$8.12	$8.93	$9.80

Total investment return(3)	60.55%	2.40%	12.85%	15.59%	12.86%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$28,590	$18,045	$23,167	$41,982	$66,969
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.89%	0.99%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.58%	1.68%	1.44%	1.41%	1.28%
Ratio of net investment income/(loss) to average net assets	(0.31)%	(0.16)%	0.02%	(0.14)%	(0.09)%
Portfolio turnover rate.	66%	58%	51%	50%	42%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

19

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Notes to Financial Statements

April 30, 2021

1. Organization and Significant Accounting Policies

The Tran Capital Focused Fund (the “Fund”), formerly Lateef Focused Sustainable Growth Fund, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on September 6, 2007. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A and Class I shares. Class A shares are sold subject to a front-end sales charge of 5.00%. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A shares made within eighteen months of purchase where: (i) $1 million or more of Class A shares were purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued

20

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Notes to Financial Statements (Continued)

April 30, 2021

pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 — quoted prices in active markets for identical securities;

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

The following is a summary of the inputs used, as of April 30, 2021, in valuing the Fund’s investments carried at fair value:

			Level 2	Level 3
		Level 1	Other Significant	Significant
	Total Value at	Quoted	Observable	Unobservable
	04/30/21	Price	Inputs	Inputs
Assets:
Investments in Securities*	$61,180,258	$61,180,258	$—	$—

Liabilities:
Written Option on Equity Contracts	$(48,060)	$(48,060)	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

21

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Notes to Financial Statements (Continued)

April 30, 2021

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2021, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

22

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Notes to Financial Statements (Continued)

April 30, 2021

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

Currency Risk — The Fund may invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Written Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before

23

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Notes to Financial Statements (Continued)

April 30, 2021

a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

For the year ended April 30, 2021, the Fund’s quarterly average number of contracts and volume of proceeds from written options were 63 and $53,920, respectively.

2. Transactions with Related Parties and Other Service Providers

Tran Capital Management (the “Adviser”), (formerly Lateef Investment Management, L.P.), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Advisor is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses “ and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2021, unless the Board of Trustees of the Trust approves its earlier termination. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund.

For the year ended April 30, 2021, the Adviser earned advisory fees of $421,884 and waived fees of $360,045.

24

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Notes to Financial Statements (Continued)

April 30, 2021

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive certain monthly fee, and is subject to certain minimum out of pocket expenses.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and have agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer agent fees in the Statement of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Effective October 1, 2020, Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to October 1, 2020, Duff & Phelps, LLC(“D&P”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust. Through October 1, 2020, D&P was compensated for their services provided to the Trust.

25

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Notes to Financial Statements (Continued)

April 30, 2021

3. Investment in Securities

For the year ended April 30, 2021, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$31,490,113	$32,850,453

4. Capital Share Transactions

For the years ended April 30, 2021 and 2020, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020

	Shares	Amount	Shares	Amount
Class A*
Sales	728,919	$5,976,251	222,924	$1,665,845
Reinvestments	374,745	2,911,770	464,711	3,350,569
Redemption Fees**	—	3,686	—	72
Redemptions	(829,306)	(6,635,492)	(1,048,204)	(7,987,793)
Converted from Class C Shares	—	—	1,436,082	11,804,592

Net increase	274,358	$2,256,215	1,075,513	$8,833,285

Class C*
Redemptions	—	—	(70,155)	(453,329)
Converted to Class A Shares	—	—	(1,813,636)	(11,804,592)

Net decrease	—	$—	(1,883,791)	$(12,257,921)

26

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Notes to Financial Statements (Continued)

April 30, 2021

	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020

	Shares	Amount	Shares	Amount
Class I
Sales	399,363	$3,510,789	400,496	$3,230,558
Reinvestments	302,654	2,524,139	341,550	2,612,858
Redemption Fees**	—	2,911	—	60
Redemptions	(387,932)	(3,284,793)	(1,073,266)	(8,675,342)

Net increase/(decrease)	314,085	$2,753,046	(331,220)	$(2,831,866)

Total Net increase/(decrease)	588,443	$5,009,261	(1,139,498)	$(6,256,502)

*	Class C Shares were converted to Class A Shares on August 30, 2019.
**

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2021, these adjustments were to decrease total distributable earnings by $460,710 and increase paid-in capital by $460,710. These permanent differences were primarily attributable to net operating loss offset to realized gains and the utilization of equalization debits. Net assets were not affected by these adjustments.

For the year ended April 30, 2021, the tax character of distributions paid by the Fund was $6,526,795 of long-term capital gains dividends. For the year ended April 30, 2020, the tax character of distributions paid by the Fund was $6,947,127 of long-term capital gains dividends.

27

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Notes to Financial Statements (Concluded)

April 30, 2021

As of April 30, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed	Net	Undistributed	Total
Ordinary	Unrealized	Long-Term	Distributable
Income	Appreciation	Capital Gains	Earnings
$129,697	$22,977,633	$8,967,603	$32,074,933

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2021, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$38,218,374

Gross unrealized appreciation	$22,993,382
Gross unrealized depreciation	(15,749)

Net unrealized appreciation	$22,977,633

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

28

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Tran Capital Focused Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tran Capital Focused Fund (formerly known as Lateef Focused Sustainable Growth Fund) (one of the funds constituting FundVantage Trust, hereafter referred to as the “Fund”) as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2021

We have served as the auditor of one or more Tran Capital Management (formerly, Lateef Investment Management, L.P.) investment companies since 2008.

29

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2021, the Fund paid $6,526,795 of long-term capital gain dividends to its shareholders of which $460,710 is from the utilization of equalization debits. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designated $9,421,808, as long-term capital gains distributions during the year ended April 30, 2021. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

30

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 499-2151 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

31

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 499-2151.

32

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 499-2151.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	33	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

33

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	33	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board.	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	33	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

34

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	33	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	33	Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

35

TRAN CAPITAL FOCUSED FUND

(formerly Lateef Focused Sustainable Growth Fund)

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

36

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Investment Adviser

Tran Capital Management

1000 Fourth Street

Suite 800

San Rafael, CA 94901

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LAT-0421

TRAN CAPITAL FOCUSED

FUND

(formerly Lateef Focused Sustainable

Growth Fund)

of

FundVantage Trust

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2021

IMPORTANT NOTICE: As permitted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary. Instead, shareholder reports are available on the Tran Capital Focused Fund’s website (www.trancapital.com/tran-capital-fund), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Fund, call toll-free at (866) 499-2151 or write to:

Tran Capital Focused Fund

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that Mr. Wynne is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a text book on mutual fund accounting.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $372,242 for the fiscal year ending April 30, 2021 and $388,217 for the fiscal year ending April 30, 2020, as follows:

	Fiscal Year Ending April 30, 2021	Fiscal Year Ending April 30, 2020
PricewaterhouseCoopers LLP	$310,992	$328,467
Ernst & Young LLP	$61,250	$59,750
Aggregate Fees	$372,242	$388,217

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ending April 30, 2021 and $0 for the fiscal year ending April 30, 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $18,619 for the fiscal year ending April 30, 2021 and $63,402 for the fiscal year ending April 30, 2020, as follows:

	Fiscal Year Ending April 30, 2021	Fiscal Year Ending April 30, 2020
PricewaterhouseCoopers LLP	$1,650	$50,000
Ernst & Young LLP	$16,969	$13,402
Aggregate Fees	$18,619	$63,402

These fees were for (a) Passive Foreign Investment Company (PFIC) database tax services, (b) India tax compliance services, and (c) Pakistan tax compliance services.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ending April 30, 2021 and $0 for the fiscal year ending April 30, 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the

Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $19,064 for the fiscal year ending April 30, 2021 and $25,902 for the fiscal year ending April 30, 2020, as follows:

	Fiscal Year Ending April 30, 2021	Fiscal Year Ending April 30, 2020
PricewaterhouseCoopers LLP	$2,095	$12,500
Ernst & Young LLP	$16,969	$13,402
Aggregate Fees	$19,064	$25,902

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) FundVantage Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date July 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date July 1, 2021

By (Signature and Title)*	/s/ T. Richard Keyes
T. Richard Keyes, Treasurer and
Chief Financial Officer
(principal financial officer)

Date July 1, 2021

* Print the name and title of each signing officer under his or her signature.